Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

1
DESCRIPTION

OF

SECURITIES

REGISTERED

UNDER

SECTION

12

OF

THE

EXCHANGE

ACT
As

of

December

31,

2020,

Barclays

Bank

PLC

(“
Barclays
,”

the

“
Company
,”

“
we
,”

“
us
,”

and

“
our
”)

had

the

following

classes

of

securities

registered

pursuant

to

Section

12(b)

of

the

Securities

Exchange

Act

of

1934
(the

“
Act
”):

Senior

Debt

Securities

(as

defined

below)

and

Exchange-Traded

Notes.

A.

Description

of

Senior

Debt

Securities

As

of

December

31,

2020,

we

had

the

following

series

of

Senior

Debt

Securities

registered

pursuant

to

Section

12(b)

of

the

Act,

which

is

listed

on

the

New

York

Stock

Exchange:
Debt

Securities
(class/

interest
rate)
Principal Interest
Payment

Dates
(in

arrear)
Issue

Date
Maturity

Date
Redemption

rights
Par

Redemption
Date (2)

(when
applicable)
Events

of

Default
Prospectus
Supplement
Indenture
1.700%

Fixed
Rate

Senior
Notes

due

2022
US$1,750,000,000
May

12

and
November

12
May

12,
2020
May

12,

2022
Tax

Redemption,
(1)
Par

Redemption
(2)
Notice

Period:
Not

less
than

15

nor

more

than
60

days’

prior

notice.
April

12,

2022
Events

of

Default
(3)
Prospectus
Supplement

dated
May

5,

2020
Senior

Debt
Securities
Indenture

dated
September

16,
2004
(1)

Tax

Redemption

means

that

we

have

the

right

to

redeem

the

Senior

Debt

Securities

on

the

terms

described

below

under

“
Tax

Redemption
.”
(2)

Par

Redemption

means

that

we

have

the

right

to

redeem

the

Senior

Debt

Securities

on

the

terms

described

below

under

“
Optional

Redemption
.”

(3)

Events

of

Default

means

that

the

events

of

default

described

below

under

“
Events

of

Default
”

are

applicable

to

the

Senior

Debt

Securities.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

2
The

summary

set

out

below

of

the

general

terms

and

provisions

of

our

Senior

Debt

Securities

does

not

purport

to

be

complete

and

is
subject

to

and

qualified

by

reference

to,

all

of

the

definitions

and

provisions

of

the

relevant

indenture

(as

listed

in

the

table

above),

any
supplement

to

the

relevant

indenture

and

the

form

of

the

instrument

representing

the

Senior

Debt

Securities.

Certain

terms,

unless

otherwise
defined

here,

have

the

meaning

given

to

them

in

the

relevant

indenture
.
General
The

1.700%

Fixed

Rate

Senior

Notes

due

2022

are

our

senior

obligations

(the

“
Senior

Debt

Securities
”).

The

Senior

Debt

Securities

are

not

secured

by

any

assets

or

property

of

Barclays

Bank

PLC

or

any

of

its

subsidiaries

or

affiliates.
The

Senior

Debt

Securities

were

issued

under

an

indenture,

dated

September

16,

2004,

entered

into

between

us

and

The

Bank

of

New
York

Mellon,

New

York

Branch,

as

“
Trustee
”

(the

“
Indenture
”).

The

terms

of

the

Senior

Debt

Securities

include

those

stated

in

the

Indenture
and

any

supplements

thereto,

and

those

terms

made

part

of

the

Indenture

by

reference

to

the

U.S.

Trust

Indenture

Act

of

1939,

as

amended
(the

“
Trust

Indenture

Act
”).

The

Senior

Debt

Securities

listed

in

the

table

above

were

issued

pursuant

to

an

effective

registration

statement

and
a

related

prospectus

and

prospectus

supplement

setting

forth

the

terms

of

the

Senior

Debt

Securities.
The

Indenture

does

not

limit

the

amount

of

Senior

Debt

Securities

that

we

may

issue.

The

Senior

Debt

Securities

may

be

reopened,
without

notice

to

or

consent

of

any

holder

of

outstanding

Senior

Debt

Securities,

for

issuances

of

additional

Senior

Debt

Securities.

The

Senior
Debt

Securities

and

any

additional

new

Senior

Debt

Securities

would

be

treated

as

a

single

series

for

all

purposes

under

the

Indenture.

Holders

of

Senior

Debt

Securities

have

no

voting

rights

except

as

described

below

under

“
Modification

and

Waiver
”

and

“
Events

of
Default .”
The

Senior

Debt

Securities

are

not

subject

to

any

sinking

fund.
Interest

The

interest

rate

and

interest

payment

dates

of

the

Senior

Debt

Securities

are

set

out

in

the

table

above.
Interest

on

the

Senior

Debt

Securities

is

computed

on

the

basis

of

a

360-day

year

of

twelve

30-day

months.
Payments
Payment

of

principal

of

and

interest

on

the

Senior

Debt

Securities,

so

long

as

the

Senior

Debt

Securities

are

represented

by

global
securities,

are

made

in

immediately

available

funds.

If

any

scheduled

interest

payment

date

is

not

a

Business

Day

(as

defined

below),

we

will
pay

interest

on

the

next

succeeding

Business

Day,

but

interest

on

that

payment

will

not

accrue

during

the

period

from

and

after

the

scheduled
interest

payment

date.

Payments

in

respect

of

the

Senior

Debt

Securities

are

made

to

holders

of

record

on

the

close

of

business

on

the

Business

Day
immediately

preceding

each

interest

payment

date

(or,

if

the

Senior

Debt

Securities

are

held

in

definitive

form,

the

15
th

Business

Day

preceding
each

interest

payment

date).

Beneficial

interests

in

the

global

securities

trade

in

the

same-day

funds

settlement

system

of

The

Depository

Trust
Company

(“
DTC
”),

and

secondary

market

trading

activity

in

such

interests

will

therefore

settle

in

same-day

funds.

A

“
Business

Day
”

means
any

weekday

other

than

one

on

which

banking

institutions

are

authorized

or

obligated

by

law

or

executive

order

to

close

in

London,

England

or
in

the

City

of

New

York,

United

States.
Ranking

Our

Senior

Debt

Securities

constitute

our

direct,

unconditional,

unsecured

and

unsubordinated

obligations

ranking
pari

passu

without
any

preference

among

themselves.

In

the

event

of

our

winding-up

or

administration,

the

Senior

Debt

Securities

will

rank
pari

passu

with

all

our
other

outstanding

unsecured

and

unsubordinated

obligations,

present

and

future,

except

such

obligations

as

are

preferred

by

operation

of

law.
Pursuant

to

the

UK

Banks

and

Building

Societies

(Priorities

on

Insolvency)

Order

2018,

the

Senior

Debt

Securities

will

constitute

our
ordinary

non-preferential

debt

and

will

rank

in

priority

to

secondary

non-preferential

debts

and

tertiary

non-preferential

debts.

The

terms
“ordinary

non-preferential

debt,”

“secondary

non

preferential

debt”

and

“tertiary

non-preferential

debt”

shall

have

the

meanings

given

to

each

of
them

in

such

Order

and

any

other

law

or

regulation

applicable

to

us

which

is

amended

by

such

Order,

as

each

may

be

amended

or

replaced
from

time

to

time.
No

Set-off
Subject

to

applicable

law,

the

Trustee

and

holders

of

the

Senior

Debt

Securities

by

their

acceptance

thereof

will

be

deemed

to

have
waived

any

right

of

set-off

or

counterclaim

with

respect

to

the

Senior

Debt

Securities

or

the

Indenture

that

they

might

otherwise

have

against

us.
Redemption
We

may,

in

the

circumstances

set

out

below,

redeem

the

Senior

Debt

Securities

prior

to

their

specified

maturity

date.

Holders

of

the
Senior

Debt

Securities

have

no

right

to

require

us

to

redeem

the

Senior

Debt

Securities.

The

Senior

Debt

Securities

to

be

redeemed

will

also
stop

bearing

interest

on

the

relevant

redemption

date.

We

will

give

prior

notice

of

any

proposed

redemption

to

holders

of

Senior

Debt

Securities
via

DTC,

or,

if

the

Senior

Debt

Securities

are

held

in

definitive

form,

to

the

holders

at

their

addresses

shown

on

the

register

for

such

Senior

Debt
Securities.

The

notice

period

required

for

any

proposed

redemption

is

set

out

in

the

table

above.
Tax

Redemption

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

3
We

have

the

right

to

redeem

the

Senior

Debt

Securities,

in

whole

but

not

in

part,

at

a

redemption

price

equal

to

100%

of

their

principal
amount

together

with

any

accrued

but

unpaid

interest,

if

any,

upon

the

occurrence

of

certain

events

related

to

taxation

as

described

below.

If,

as

a

result

of

a

change

in,

or

amendment

to,

the

tax

laws

or

regulations

of

the

United

Kingdom

(or

any

political

subdivision

or
authority

thereof

or

therein

that

has

the

power

to

tax)

(a

“
Taxing

Jurisdiction
”),

including

any

treaty

to

which

the

relevant

Taxing

Jurisdiction

is
a

party,

or

a

change

in

an

official

application

of

those

tax

laws

or

regulations,

including

a

decision

of

any

court

or

tribunal,

which

becomes
effective

on

or

after

the

date

on

which

the

Senior

Debt

Securities

are

issued

(or,

in

the

case

of

additional

Senior

Debt

Securities,

the

date

on
which

the

original

Senior

Debt

Securities

are

issued),

we:

(i)

will

or

would

be

required

to

pay

holders

any

additional

amounts

(as

described
below

under

“
Payment

of

Debt

Security

Additional

Amounts
”);

or

(ii)

would

not

be

entitled

to

claim

a

deduction

in

respect

of

any

payments

in
computing

our

taxation

liabilities

or

the

amount

of

the

deduction

would

be

materially

reduced;

or

(iii)

are

unable

to

have

losses

or

deductions

set
against

the

profits

or

gains,

or

profits

or

gains

offset

by

the

losses

or

deductions,

of

companies

with

which

we

are

or

would

otherwise

be

so
grouped

for

applicable

United

Kingdom

tax

purposes

(each

such

change

in

law

or

regulation

or

the

official

application

thereof,

a

“
Tax

Event
”),
we

may

redeem

the

Senior

Debt

Securities.

In

addition,

we

may

also,

at

our

option,

redeem

the

Senior

Debt

Securities,

in

whole

but

not

in

part,

if

we

are

required

to

issue

definitive
certificated

notes

in

the

events

specified

under

the

relevant

prospectus

relating

to

the

termination

of

a

global

security

and,

as

a

result,

we
become

obligated

to

pay

holders

any

additional

amounts

(as

described

below

under

“
Payment

of

Debt

Security

Additional

Amounts
”).
Optional

Redemption
We

have

the

right

to

redeem

the

Senior

Debt

Securities

(as

specified

in

the

table

above),

at

our

option

in

whole

or

in

part,

the

then
outstanding

amount

of

on

the

Par

Redemption

Date

(as

specified

in

the

table

above),

at

an

amount

equal

to

100%

of

their

principal

amount
together

with

accrued

but

unpaid

interest,

if

any.
Payment

of

Debt

Security

Additional

Amounts
We

will

pay

any

amounts

to

be

paid

by

us

on

the

Senior

Debt

Securities

without

deduction

or

withholding

for,

or

on

account

of,

any

and
all

present

or

future

income,

stamp

and

other

taxes,

levies,

imposts,

duties,

charges,

fees,

deductions

or

withholdings

(“
Taxes
”)

now

or
hereafter

imposed,

levied,

collected,

withheld

or

assessed

by

or

on

behalf

of

a

Taxing

Jurisdiction,

unless

the

deduction

or

withholding

is
required

by

law.

If

at

any

time

a

Taxing

Jurisdiction

requires

us

to

deduct

or

withhold

Taxes,

we

will

pay

the

additional

amounts

of,

or

in

respect
of,

the

principal

of,

any

premium,

if

any,

and

any

interest

on,

the

Senior

Debt

Securities

(“
Debt

Security

Additional

Amounts
”)

that

are
necessary

so

that

the

net

amounts

paid

to

the

holders,

after

the

deduction

or

withholding,

shall

equal

the

amounts

which

would

have

been
payable

had

no

such

deduction

or

withholding

been

required.

However,

certain

exceptions

are

set

forth

in

the

relevant

prospectus

and/or
prospectus

supplement.
The

Indenture

provides

that

we

will

not

pay

Debt

Security

Additional

Amounts

for

Taxes

that

are

payable

because:

(i)

the

holder

or

the

beneficial

owner

of

the

Senior

Debt

Securities

is

a

domiciliary,

national

or

resident

of,

or

engages

in

business

or
maintains

a

permanent

establishment

or

is

physically

present

in,

a

Taxing

Jurisdiction

requiring

that

deduction

or

withholding,

or

otherwise

has
some

connection

with

the

Taxing

Jurisdiction

other

than

the

holding

or

ownership

of

the

Senior

Debt

Security,

or

the

collection

of

any

payment
of,

or

in

respect

of,

the

principal

of,

any

premium

or

any

interest

on,

the

Senior

Debt

Securities;
(ii)

except

in

the

case

of

our

winding-up

in

England,

the

Senior

Debt

Security

is

presented

for

payment

in

the

United

Kingdom;
(iii)

the

Senior

Debt

Security

is

presented

for

payment

more

than

30

days

after

the

date

payment

became

due

or

was

provided

for,
whichever

is

later,

except

to

the

extent

that

the

holder

would

have

been

entitled

to

the

Debt

Security

Additional

Amounts

on

presenting

the
Senior

Debt

Security

for

payment

at

the

close

of

such

30-day

period;
(iv)

the

holder

or

the

beneficial

owner

of

the

Senior

Debt

Securities

or

the

beneficial

owner

of

any

payment

of

(or

in

respect

of)

principal
of,

premium,

if

any,

or

any

interest

on

Senior

Debt

Securities

failed

to

make

any

necessary

claim

or

to

comply

with

any

certification,

identification
or

other

requirements

concerning

the

nationality,

residence,

identity

or

connection

with

the

Taxing

Jurisdiction

of

such

holder

or

beneficial
owner,

if

such

claim

or

compliance

is

required

by

statute,

treaty,

regulation

or

administrative

practice

of

the

Taxing

Jurisdiction

as

a

condition

to
relief

or

exemption

from

such

Taxes;

or
(v)

if

the

Taxes

would

not

have

been

imposed

or

would

have

been

excluded

under

one

of

the

preceding

points

if

the

beneficial

owner

of,
or

person

ultimately

entitled

to

obtain

an

interest

in,

the

Senior

Debt

Securities

had

been

the

holder

of

the

Senior

Debt

Securities.
Modification

and

Waiver
We

and

the

Trustee

may

make

certain

modifications

and

amendments

to

the

indenture

applicable

to

the

Senior

Debt

Securities
without

the

consent

of

the

holders

of

the

Senior

Debt

Securities.

We

may

make

other

modifications

and

amendments

with

the

consent

of

the
holder(s)

of

not

less

than

a

majority

in

aggregate

principal

amount

of

the

Senior

Debt

Securities

outstanding

under

the

Indenture

that

are
affected

by

the

modification

or

amendment.

However,

we

may

not

make

any

modification

or

amendment

without

the

consent

of

the

holder

of
each

affected

Senior

Debt

Security

that

would:
●

change

the

terms

of

any

Senior

Debt

Security

to

change

the

stated

maturity

date

of

its

principal

amount;
●

change

the

principal

amount

of,

or

any

premium,

or

rate

of

interest,

with

respect

to

any

Senior

Debt

Security;
●

reduce

the

amount

of

principal

on

a

discount

Senior

Debt

Security

that

would

be

due

and

payable

upon

an

acceleration

of

the
maturity

date

of

Senior

Debt

Securities;
●

change

our

obligation,

or

any

successor’s,

to

pay

Debt

Security

Additional

Amounts;
●

change

the

places

at

which

payments

are

payable

or

the

currency

of

payment;

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

4
●

impair

the

right

to

sue

for

the

enforcement

of

any

payment

due

and

payable;
●

reduce

the

percentage

in

aggregate

principal

amount

of

outstanding

Senior

Debt

Securities

necessary

to

modify

or

amend

the
Indenture

or

to

waive

compliance

with

certain

provisions

of

the

Indenture

and

any

past

event

of

default

or

enforcement

event
(in

each

case,

as

defined

in

the

Indenture);
●

change

our

obligation

to

maintain

an

office

or

agency

in

the

place

and

for

the

purposes

specified

in

the

Indenture;
●

modify

the

subordination

provisions,

if

any,

or

the

terms

and

conditions

of

our

obligations

in

respect

of

the

due

and

punctual
payment

of

the

amounts

due

and

payable

on

the

Senior

Debt

Securities,

in

either

case

in

a

manner

adverse

to

the

holders;

or
●

modify

the

foregoing

requirements

or

the

provisions

of

the

Indenture

relating

to

the

waiver

of

any

past

event

of

default

or
enforcement

event

(in

each

case,

as

defined

in

the

Indenture)

or

covenants,

except

as

otherwise

specified.
Events

of

Default
Each

of

the

following

is

an

“
Event

of

Default
”:

●

Failure

to

pay

any

principal

or

interest

on

the

Senior

Debt

Securities

within

14

days

from

the

due

date

for

payment

and

such
failure

to

pay

persists

for

a

further

14

days

following

written

notice

from

the

Trustee

or

from

holders

of

25%

in

principal

amount
of

the

Senior

Debt

Securities

requiring

us

to

make

payment,

unless

such

payment

was

withheld

in

order

to

comply

with

a

law,
regulation

or

order

of

any

court

of

competent

jurisdiction;
●

Breach

of

any

covenant

or

warranty

of

the

Indenture

(other

than

payment,

as

stated

above)

and

that

breach

is

not

remedied
within

21

days

following

written

notice

from

the

Trustee

or

from

holders

of

at

least

25%

in

principal

amount

of

the

Senior

Debt
Securities

requiring

us

to

remedy

the

breach;

or
●

Either

an

English

court

of

competent

jurisdiction

issues

an

order

which

is

not

successfully

appealed

within

30

days,

or

an
effective

shareholders’

resolution

is

validly

adopted,

for

our

winding-up

(other

than

under

or

in

connection

with

a

scheme

of
reconstruction,

merger

or

amalgamation

not

involving

bankruptcy

or

insolvency).
If

an

Event

of

Default

occurs

and

is

continuing,

the

Trustee

or

the

holders

of

at

least

25%

in

outstanding

principal

amount

of

the

Senior
Debt

Securities

may

declare

such

Senior

Debt

Securities

to

be

due

and

repayable

immediately

(and

such

Senior

Debt

Securities

shall

thereby
become

due

and

repayable)

at

their

outstanding

principal

amount

(or

at

such

other

repayment

amount

as

may

be

specified

in

or

determined

in
accordance

with

the

Indenture)

together

with

accrued

interest,

if

any.

The

Trustee

may

at

its

discretion

and

without

further

notice

institute

such
proceedings

as

it

may

think

suitable

against

us

to

enforce

payment.

Subject

to

the

provisions

included

in

the

Indenture

for

the

indemnification

of
the

Trustee,

the

holders

of

a

majority

in

aggregate

principal

amount

of

the

outstanding

Senior

Debt

Securities

have

the

right

to

direct

the

Trustee
to

take

enforcement

action;

provided

that

such

direction

does

not

conflict

with

any

rule

of

law

or

the

Indenture,

and

is

not

unjustly

prejudicial

to
the

holder(s)

of

the

Senior

Debt

Securities

not

taking

part

in

the

direction,

in

either

case

as

determined

by

the

Trustee

in

its

sole

discretion.

The
Trustee

may

also

take

any

other

action,

not

inconsistent

with

the

direction,

that

it

deems

proper.
The

holders

of

a

majority

of

the

aggregate

principal

amount

of

the

outstanding

Senior

Debt

Securities

may

also

waive

any

past

Event

of
Default,

except

any

default

in

respect

of

either:
●

the

payment

of

principal

of,

or

any

premium

or

interest

on,

the

Senior

Debt

Securities;

or
●

a

covenant

or

provision

of

the

Indenture

which

cannot

be

modified

or

amended

without

the

consent

of

each

holder

of

the
Senior

Debt

Securities.
Subject

to

exceptions,

the

Trustee

may

(but

is

not

obligated

to),

without

the

consent

of

the

holders,

waive

or

authorize

an

Event

of
Default

if,

in

the

opinion

of

the

Trustee,

such

waiver

or

authorization

would

not

be

materially

prejudicial

to

the

interests

of

the

holders.
The

Trustee

must

give

notice

to

each

affected

holder

within

90

days

of

a

default

with

respect

to

the

Senior

Debt

Securities,

unless

the
default

has

been

cured

or

waived.

However,

except

in

the

case

of

a

default

in

the

payment

of

the

principal

of,

or

premium,

if

any,

or

interest,

if
any,

on

the

Senior

Debt

Securities,

the

Trustee

will

be

entitled

to

withhold

notice

if

a

trust

committee

of

responsible

officers

of

the

Trustee
determine

in

good

faith

that

withholding

of

notice

is

in

the

interest

of

the

holders.

We

are

required

to

furnish

to

the

Trustee

annually

a

statement

as

to

our

compliance

with

all

conditions

and

covenants

under

the
Indenture.
Notwithstanding

any

contrary

provisions,

nothing

shall

impair

the

right

of

a

holder,

absent

the

holder’s

consent,

to

sue

for

any

payments
due

but

unpaid

with

respect

to

the

Senior

Debt

Securities.
Exercise

of

U.K.

Bail-in

Power
The

Relevant

U.K.

Resolution

Authority

(which

refers

to

any

authority

with

the

ability

to

exercise

a

U.K.

Bail-in

Power)

may

exercise

the
bail-in

tool

in

respect

of

Barclays,

as

issuer,

and

the

Senior

Debt

Securities.

Holders

of

the

Senior

Debt

Securities

are

bound

by

the

exercise

of
any

U.K.

Bail-in

Power

(as

defined

in

the

prospectus

for

the

Senior

Debt

Securities)

by

the

Relevant

U.K.

Resolution

Authority.

This

is

not

a
waiver

of

any

rights

holders

of

Senior

Debt

Securities

may

have

at

law

if

and

to

the

extent

that

any

U.K.

Bail-in

Power

is

exercised

by

the
Relevant

U.K.

Resolution

Authority

in

breach

of

laws

applicable

in

England.
Generally,

exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

may

result

in

(i)

the

reduction

or

cancellation

of
all,

or

a

portion,

of

the

principal

amount

of,

or

interest

on,

the

Senior

Debt

Securities;

(ii)

the

conversion

of

all,

or

a

portion

of,

the

principal
amount

of,

or

interest

on,

the

Senior

Debt

Securities

into

shares

or

other

securities

or

other

obligations

of

Barclays

or

another

person

(and

the
issue

to,

or

conferral

on,

the

holder

of

the

Senior

Debt

Securities

of

such

shares,

securities

or

obligations);

and/or

(iii)

the

amendment

or
alteration

of

the

maturity

of

the

Senior

Debt

Securities,

or

amendment

of

the

amount

of

interest

due

on

the

Senior

Debt

Securities,

or

the

dates

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

5
on

which

interest

becomes

payable,

including

by

suspending

payment

for

a

temporary

period;

which

U.K.

Bail-in

Power

may

be

exercised,

by
means

of

a

variation

of

the

terms

of

the

Senior

Debt

Securities

to

give

effect

to

the

exercise

by

the

Relevant

U.K.

Resolution

Authority

of

such
U.K.

Bail-in

Power.
No

repayment

of

the

principal

amount

of

the

Senior

Debt

Securities

or

payment

of

interest

on

the

Senior

Debt

Securities

shall

become
due

and

payable

after

the

exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

unless

such

repayment

or

payment
would

be

permitted

to

be

made

by

Barclays

under

the

laws

and

regulations

of

the

United

Kingdom

and

the

European

Union

applicable

to
Barclays.
The

exercise

of

the

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

with

respect

to

the

Senior

Debt

Securities

shall

not
constitute

an

Event

of

Default.

Upon

the

exercise

of

any

U.K.

Bail-in

Power

by

the

Relevant

U.K.

Resolution

Authority

with

respect

to

the

Senior

Debt

Securities,

(a)

the
Trustee

shall

not

be

required

to

take

any

further

directions

from

holders

of

the

Senior

Debt

Securities

pursuant

to

the

Indenture

which

authorizes
holders

of

a

majority

in

aggregate

principal

amount

of

the

outstanding

Senior

Debt

Securities

to

direct

certain

actions

relating

to

the

Senior

Debt
Securities

and

(b)

the

Indenture

imposes

no

duties

upon

the

Trustee

whatsoever

with

respect

to

the

exercise

of

any

U.K.

Bail-in

Power

by

the
Relevant

U.K.

Resolution

Authority.

Notwithstanding

the

foregoing,

if,

following

the

completion

of

the

exercise

of

the

U.K.

Bail-in

Power

by

the
Relevant

U.K.

Resolution

Authority

in

respect

of

the

Senior

Debt

Securities,

the

Senior

Debt

Securities

remain

outstanding

(for

example,

if

the
exercise

of

the

U.K.

Bail-in

Power

results

in

only

a

partial

write-down

of

the

principal

of

the

Senior

Debt

Securities),

then

the

Trustee’s

duties
under

the

Indenture

will

apply

with

respect

to

the

Senior

Debt

Securities

following

such

completion

to

the

extent

agreed

by

Barclays

and

the
Trustee,

pursuant

to

a

supplemental

indenture

to

the

Indenture,

or

an

amendment

thereto.
Consolidation,

Merger

and

Sale

of

Assets;

Assumption
We

may,

without

the

consent

of

holders

of

the

outstanding

Senior

Debt

Securities,

consolidate,

amalgamate

with

or

merge

into

any
other

corporation,

or

convey

or

transfer

or

lease

our

properties

and

assets

substantially

as

an

entirety

to

any

Person

(as

defined

below),
provided

that:

●

the

Person

formed

by

such

consolidation

or

amalgamation,

or

into

which

Barclays

is

merged,

or

the

Person

which

acquires

by
conveyance

or

transfer,

or

which

leases

the

properties

and

assets

of

Barclays

substantially

as

an

entirety

expressly

assumes

by
supplemental

indenture

all

of

Barclays’

obligations

under

the

outstanding

Senior

Debt

Securities

and

the

Indenture;

●

immediately

after

giving

effect

to

such

transaction,

no

Event

of

Default

and

no

event

which,

after

notice

or

lapse

of

time

or

both,

would
become

an

Event

of

Default,

shall

have

happened

and

be

continuing;

and

●

we

have

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of

counsel,

each

stating

that

such

consolidation,
amalgamation,

merger,

conveyance

or

transfer

and

such

supplemental

indenture

comply

with

the

Indenture

and

that

all

conditions
precedent

relating

to

such

transaction

have

been

complied

with.
The

successor

Person

formed

by

such

consolidation

or

amalgamation

or

into

which

Barclays

is

merged

or

the

Person

to

which

such
conveyance

or

transfer

is

made

will

succeed

to

and

be

substituted

for,

and

may

exercise

every

right

and

power

of,

Barclays

under

the

Indenture
with

the

same

effect

as

if

such

successor

Person

had

been

named

as

the

issuer,

and

thereafter,

the

predecessor

Person

shall

be

relieved

of

all
obligations

and

covenants

under

the

Indenture

and

the

Senior

Debt

Securities.
In

this

section,

“
Person
”

means

any

individual,

corporation,

partnership,

joint

venture,

association,

joint-stock

company,

trust,
unincorporated

organization

or

government

or

any

agency

or

political

subdivision

thereof.
Satisfaction

and

Discharge

When

(i)

Barclays

delivers

to

the

Trustee

all

outstanding

Senior

Debt

Securities

(other

than

Senior

Debt

Securities

which

have

been
replaced

or

paid

because

they

were

destroyed,

lost

or

stolen)

for

cancellation,

or

(ii)

all

outstanding

Senior

Debt

Securities

have

become

due
and

payable

or

are

by

their

terms

due

and

payable

within

one

year

whether

at

maturity

or

are

to

be

called

for

redemption

within

one

year

under
arrangements

satisfactory

to

the

Trustee,

and

in

the

case

of

clause

(ii)

Barclays

deposits

or

causes

to

be

deposited

with

the

Trustee

funds
sufficient

to

pay

and

discharge

all

claims

with

respect

to

all

outstanding

Senior

Debt

Securities,

including

accrued

interest

thereon,

if

any,

at
maturity

or

upon

redemption

of

such

Senior

Debt

Securities,

and

if

in

either

case,

Barclays

pays

all

other

sums

related

to

the

Senior

Debt
Securities

payable

under

the

Indenture

by

Barclays,

and

Barclays

has

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of

counsel,
each

stating

that

all

conditions

precedent

relating

to

the

satisfaction

and

discharge

of

the

Indenture

have

been

complied

with,

then

the

Indenture
shall

(subject

to

certain

surviving

provisions)

cease

to

be

of

further

effect

with

respect

to

the

Senior

Debt

Securities,

and

the

Trustee,

at
Barclays’

expense,

shall

execute

proper

instruments

acknowledging

satisfaction

and

discharge

of

the

Indenture

with

respect

to

Senior

Debt
Securities.

Defeasance

and

Discharge
At

our

option,

either

(1)

we

shall

be

deemed

to

have

been

discharged

from

our

obligations

with

respect

to

the

Senior

Debt

Securities

after

the
applicable

conditions

set

forth

below

have

been

satisfied,

or

(2)

we

shall

cease

to

be

under

any

obligation

to

comply

with

any

term,

provision

or
condition

set

forth

for

the

Senior

Debt

Securities,

at

any

time

after

the

applicable

conditions

set

forth

below

have

been

satisfied:
(a)

we

shall

have

deposited

or

caused

to

be

deposited

irrevocably

with

the

Trustee

or

its

agent

as

trust

funds

in

trust,
specifically

pledged

as

security

for,

and

dedicated

solely

to,

the

benefit

of

the

holders

of

the

Senior

Debt

Securities

and

the
holders

of

any

coupons

appertaining

thereto

(i)

money

in

an

amount,

or

(ii)

U.S.

government

obligations

which

through

the
payment

of

interest

and

principal

in

respect

thereof

in

accordance

with

their

terms

will

provide,

not

later

than

the

due

date

of
any

payment,

money

in

an

amount,

or

(iii)

a

combination

of

(i)

and

(ii),

in

each

case

sufficient,

in

the

opinion

(with

respect

to
(ii)

and

(iii))

of

a

nationally

recognized

firm

of

independent

public

accountants

expressed

in

a

written

certification

thereof
delivered

to

the

Trustee,

to

pay

and

discharge,

and

which

shall

be

applied

by

the

Trustee

(or

any

such

other

qualifying

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

6
trustee)

to

pay

and

discharge,

the

principal

of

(and

premium,

if

any)

and

interest

on,

the

outstanding

Senior

Debt

Securities
and

any

coupons

appertaining

thereto;
(b)

no

event

which

is,

or

after

notice

or

lapse

of

time

or

both

would

become,

an

Event

of

Default

with

respect

to

the

Senior

Debt
Securities

shall

have

occurred

and

be

continuing

at

the

time

of

such

deposit;
(c)

we

must

deliver

to

the

Trustee

an

opinion

of

counsel

to

the

effect

that

holders

of

the

Senior

Debt

Securities

will

not
recognize

income,

gain

or

loss

for

U.S.

federal

income

tax

purposes

as

a

result

of

such

exercise

of

option

and

will

be
subject

to

U.S.

federal

income

tax

on

the

same

amount

and

in

the

same

manner

and

at

the

same

times

as

would

have

been
the

case

if

such

option

had

not

been

exercised,

and,

in

the

case

of

such

Senior

Debt

Securities

being

discharged,

such
opinion

shall

be

accompanied

by

a

private

letter

ruling

to

that

effect

received

from

the

United

States

Internal

Revenue
Service

or

a

revenue

ruling

pertaining

to

a

comparable

form

of

transaction

to

that

effect

published

by

the

United

States
Internal

Revenue

Service;

and
(d)

we

shall

have

delivered

to

the

Trustee

an

officer’s

certificate

and

an

opinion

of

counsel,

each

stating

that

all

conditions
precedent

have

been

complied

with,

and

an

opinion

of

counsel

to

the

effect

that

the

exercise

of

the

option

set

out

under

this
section

would

not

cause

such

Senior

Debt

Securities

to

be

delisted.

The

Trustee

and

Paying

Agent
The

Bank

of

New

York

Mellon,

London

Branch,

One

Canada

Square,

London

E14

5AL,

United

Kingdom,

acts

as

the

Trustee

under

the
Indenture

and

initial

principal

paying

agent

for

the

Senior

Debt

Securities.
Governing

Law
The

Senior

Debt

Securities

and

the

Indenture

are

governed

by

and

construed

in

accordance

with

the

laws

of

the

State

of

New

York.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

7
B.

Description

of

Exchange-Traded

Notes
The

following

description

of

our

Exchange-Traded

Notes

(the

“
ETNs
”)

is

a

summary

and

does

not

purport

to

be

complete.

It

is

subject

to
and

qualified

in

its

entirety

by

reference

to

the

Indenture,

which

is

incorporated

by

reference

as

an

exhibit

to

the

Annual

Report

on

Form

20-F

of
which

this

Exhibit

[2.2]

is

a

part.
We

encourage

you

to

read

the

Indenture

for

additional

information.
The

ETNs

are

part

of

a

series

of

debt

securities

entitled

“Global

Medium-Term

Notes,

Series

A”

(the

“
medium-term

notes
”)

that

we
may

issue

under

the

Indenture

from

time

to

time.

The

ETNs

constitute

our

unsecured

and

unsubordinated

obligations

ranking
pari

passu
,
without

any

preference

among

themselves,

with

all

our

other

outstanding

unsecured

and

unsubordinated

obligations,

present

and

future,

except
those

obligations

as

are

preferred

by

operation

of

law.
The

ETNs

are

not

deposit

liabilities

of

Barclays

Bank

PLC

and

are

not

covered

by

the

U.K.

Financial

Services

Compensation

Scheme

or
insured

by

the

FDIC

or

any

other

governmental

agency

or

deposit

insurance

agency

of

the

United

States,

the

United

Kingdom

or

any

other
jurisdiction.
The

Indenture

does

not

limit

the

amount

of

debt

securities

that

we

may

issue.

We

may,

without

holders’

consent,

create

and

issue
additional

securities

having

the

same

terms

and

conditions

as

a

series

of

ETNs.

If

there

is

substantial

demand

a

series

of

ETNs,

we

may

issue
additional

ETNs

in

that

series

frequently.

We

may

consolidate

the

additional

securities

to

form

a

single

class

with

the

outstanding

ETNs

of

any
series.

However,

we

are

under

no

obligation

to

create

or

sell

additional

ETNs

at

any

time,

and

if

we

do

create

or

sell

additional

ETNs,

we

may
limit

such

sales

and

stop

selling

additional

ETNs

at

any

time.

We

also

reserve

the

right

to

cease

or

suspend

sales

of

ETNs

from

inventory

held
by

our

affiliate

Barclays

Capital

Inc.

at

any

time.

If

we

limit,

restrict

or

stop

sales

of

ETNs,

or

if

we

subsequently

resume

sales

of

ETNs,

the
liquidity

and

trading

price

of

the

relevant

ETNs

in

the

secondary

market

could

be

materially

and

adversely

affected.
For

the

purpose

of

determining

whether

the

holders

of

our

medium-term

notes,

of

which

the

ETNs

are

a

part,

are

entitled

to

take

any
action

under

the

Indenture,

we

will

treat

the

principal

amount

of

the

ETNs

outstanding

as

their

principal

amount.

Although

the

terms

of

the

ETNs
may

differ

from

those

of

the

other

medium-term

notes,

holders

of

specified

percentages

in

principal

amount

of

all

medium

-term

notes,

together
in

some

cases

with

other

series

of

our

debt

securities,

will

be

able

to

take

action

affecting

all

the

medium-term

notes,

including

the

ETNs.

This
action

may

involve

changing

some

of

the

terms

that

apply

to

the

medium-term

notes,

accelerating

the

maturity

of

the

medium-term

notes

after

a
default

or

waiving

some

of

our

obligations

under

the

Indenture.

We

discuss

these

matters

under

“General

Terms

of

the

ETNs—Modification

and
Waiver”

and

“—Events

of

Default;

Limitations

on

Suits”

below.
Unless

otherwise

specified,

references

to

“holders”

in

this

section

mean

those

who

own

the

ETNs

registered

in

their

own

names,

on

the
books

that

we

or

the

Trustee,

or

any

successor

Trustee,

as

applicable,

maintain

for

this

purpose,

and

not

those

who

own

beneficial

interests

in
the

ETNs

registered

in

street

name

or

in

the

ETNs

issued

in

book-entry

form

through

DTC

or

another

depositary.
Description

of

iPath®

Bloomberg

Commodity

Index

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Bloomberg

Lead

Subindex

Total

ReturnSM

Exchange-Traded

Notes

and
iPath®

Bloomberg

Cocoa

Subindex

Total

ReturnSM

Exchange-Traded

Notes
Description

of

iPath®

S&P

GSCI

®

Total

Return

Index

Exchange-Traded

Notes
Description

of

iPath®

US

Treasury

5-year

Bull

Exchange-Traded

Notes
Description

of

iPath®

US

Treasury

5-year

Bear

Exchange-Traded

Notes
Description

of

iPath®

Pure

Beta

Broad

Commodity

Exchange-Traded

Notes

Description

of

iPath®

Pure

Beta

Crude

Oil

Exchange-Traded

Notes
Description

of

iPath®

S&P

500

Dynamic

VIX

Exchange-Traded

Notes
Description

of

iPath®

S&P

MLP

Exchange-Traded

Notes
Description

of

iPath®

Series

B

Bloomberg

Agriculture

Subindex

Total

ReturnSM

Exchange-Traded

Notes,
iPath®

Series

B

Bloomberg

Aluminum

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Coffee

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Copper

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Cotton

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Energy

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Grains

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Industrial

Metals

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Livestock

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Nickel

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Platinum

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Precious

Metals

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Softs

Subindex

Total

ReturnSM

Exchange-Traded

Notes,

iPath®

Series

B

Bloomberg

Sugar

Subindex

Total

ReturnSM

Exchange-Traded

Notes

and

iPath®

Series

B

Bloomberg

Tin

Subindex

Total

ReturnSM

Exchange-Traded

Notes

Description

of

iPath®

Series

B

Bloomberg

Natural

Gas

Subindex

Total

ReturnSM

Exchange-Traded

Notes
Description

of

iPath®

Series

B

S&P

500®

VIX

Short-Term

FuturesTM

Exchange-Traded

Notes

and

iPath®

Series

B

S&P

500®

VIX

Mid-Term

FuturesTM

Exchange-Traded

Notes
Description

of

Barclays

ETN+

Shiller

CAPETM

Exchange-Traded

Notes
Description

of

Barclays

ETN+

Select

MLP

Exchange-Traded

Notes
Description

of

Barclays

Women

in

Leadership

Exchange-Traded

Notes
Description

of

Barclays

Return

on

Disability

Exchange-Traded

Notes
Description

of

iPath®

Series

B

Global

Carbon

Exchange-Traded

Notes
Description

of

iPath®

Silver

Exchange-Traded

Notes
Description

of

Pacer®

iPath®

Gold

Exchange-Traded

Notes
General

Terms

of

the

ETNs

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

8
Material

U.S.

Federal

Income

Tax

Considerations
Description

of

iPath
®

Bloomberg

Commodity

Index

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Bloomberg

Lead

Subindex

Total
Return
SM

Exchange-Traded

Notes

and

iPath
®

Bloomberg

Cocoa

Subindex

Total

Return
SM

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Bloomberg

Commodity

Index

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Bloomberg

Lead
Subindex

Total

Return
SM

Exchange-Traded

Notes

and

iPath
®

Bloomberg

Cocoa

Subindex

Total

Return
SM

Exchange-Traded

Notes”

section

are
defined

only

with

respect

to

this

section.
General
The

return

on

iPath
®

Bloomberg

Commodity

Index

Total

Return
SM

Exchange-Traded

Notes

(“
Commodity

Index

ETNs
”)

is

linked

to

the
performance

of

the

Bloomberg

Commodity

Index

Total

Return
SM

(the

“
Commodity Index
”

or

the

“
BCOM Index
”).

The

return

on

each

of

iPath
®
Bloomberg

Lead

Subindex

Total

Return
SM

Exchange-Traded

Notes

(“
Lead

ETNs
”)

and

iPath
®

Bloomberg

Cocoa

Subindex

Total

Return
SM
Exchange-Traded

Notes

(“
Cocoa

ETNs,
”

together

with

the

Commodity

Index

ETNs

and

the

Lead

ETNs,

the

“
ETNs
”)

are

linked

to

the
performance

of

the

Bloomberg

Lead

Subindex

Total

Return
SM

and

the

Bloomberg

Cocoa

Subindex

Total

Return
SM
,

respectively

(the

“
Sub-
Indices
,”

and

together

with

the

Commodity

Index,

the

“
Indices
”).

The

Commodity

Index

is

designed

to

be

a

benchmark

for

commodities

as

an
asset

class,

and

the

Sub-Indices

are

each

designed

to

be

benchmarks

for

specific

types

of

commodities.

Each

Index

is

composed

of

one

or
more

futures

contracts

on

physical

commodities

(the

“
index components
”)

and

is

intended

to

reflect

the

returns

that

are

potentially

available
through

an

unleveraged

investment

in

the

futures

contract

or

contracts

on

the

physical

commodity

or

commodities

comprising

the

relevant

Index
plus

the

rate

of

interest

that

could

be

earned

on

cash

collateral

invested

in

specified

Treasury

Bills.

The

Indices

are

the

exclusive

property

of
UBS

Securities

LLC

(collectively

with

its

affiliates,

“
UBS
”)

and

its

licensor.

On

July

1,

2014,

UBS

entered

into

a

commodity

index

license
agreement

with

Bloomberg

Finance

L.P.,

whereby

UBS

has

engaged

Bloomberg’s

services

for

calculation,

publication,

administration

and
marketing

of

the

Bloomberg

Commodity

Indexes
SM
.

Each

Index

is

now

calculated,

administered

and

published

by

Bloomberg

Index

Services
Limited

(“
BISL
”

or

the

“
Index

Administrator
”

and,

collectively

with

its

affiliates,

“
Bloomberg
”

and,

together

with

UBS,

the

“
Index

Sponsors
”).
The

ETNs

are

traded

on

the

NYSE

Arca

stock

exchange

under

the

ticker

symbols

“DJP,”

“LD”

and

“NIB,”

respectively.
Inception,

Issuance,

and

Maturity
The

Commodity

Index

ETNs

were

first

sold

on

June

6,

2006,

were

first

issued

on

June

9,

2006,

and

are

due

on

June

12,

2036.

The
Cocoa

ETNs

and

the

Lead

ETNs

were

each

first

sold

on

June

24,

2008,

were

each

first

issued

on

June

27,

2008,

and

are

each

due

on

June

24,
2038.
We

refer

to

June

6,

2006

and

June

24,

2008,

respectively,

as

the

“
inception date
,”

June

9,

2006

and

June

27,

2008,

respectively,

as
the

“
issue date
”

and

June

12,

2036

and

June

24,

2038,

respectively,

as

the

“
maturity date .”
If

the

maturity

date

for

a

series

of

ETNs

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth
business

day

before

this

day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final
valuation

date.

The

calculation

agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption

event
occurs

or

is

continuing

on

a

day

that

would

otherwise

be

the

final

valuation

date.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
Announcement

Date
”,

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

a

series

of

ETNs

undergoes

a

split,

we

will

adjust

the

terms

of

such

series

of

ETNs

accordingly.

The

record

date

for

the

split

will

be

the
9 th

business

day

after

the

Announcement

Date.

Any

adjustment

of

the

principal

amount

of

such

series

of

ETNs

will

be

rounded

to

8

decimal
places.

The

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately

following

the

record
date.
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

of

such

series

(commonly
referred

to

as

“
partials
”)

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will
be

on

the

9
th

business

day

after

the

Announcement

Date.

Any

adjustment

of

principal

amount

of

such

series

of

ETNs

will

be

rounded

to

8
decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately
following

the

record

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

9
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

holders

who

own

a

number

of

ETNs

of

such

series

on

the

record

date

which

is

not
evenly

divisible

by

the

split

ratio

will

receive

the

same

treatment

as

all

other

holders

of

such

series

of

ETNs

for

the

maximum

number

of

ETNs

of
such

series

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we

will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”
ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash
payment

for

their

partials

on

the

17
th

business

day

following

the

Announcement

Date

in

an

amount

equal

to

the

appropriate

percentage

of

the
principal

amount

of

the

reverse

split-adjusted

ETNs

on

the

14
th

business

day

following

the

Announcement

Date
times

the

index

factor

on

the
applicable

business

day
minus

the

investor

fee

on

the

applicable

business

day.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.

Pa

yment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

at

maturity

that

is

linked

to

percentage

change

in
the

value

of

the

Index

between

the

inception

date

and

the

final

valuation

date.

The

cash

payment

in

U.S.

dollars

at

maturity

for

the

ETNs

will

be
an

amount

equal

to

(1)

the

principal

amount

of

the

ETNs
times
(2)

the

applicable

index

factor

on

the

final

valuation

date
minus
(3)

the

applicable
investor

fee

on

the

final

valuation

date.
For

any

series

of

ETNs,

the

index

factor

for

the

Index

underlying

the

ETNs

on

the

final

valuation

date

will

be

equal

to

the

final

index

level
divided

by
the

initial

index

level.

The

initial

index

level

is

the

closing

value

of

the

Index

underlying

the

ETNs

on

the

inception

date

and

the

final
index

level

is

the

closing

value

of

the

Index

underlying

the

ETNs

on

the

final

valuation

date.

Investor

Fee
The

investor

fee

for

a

series

of

ETNs

on

the

final

valuation

date

is

equal

to

(1)

(a)

0.75%

per

year

(for

the

period

from

the

inception

date
to

and

including

April

30,

2015)

and

(b)

0.70%

per

year

(for

the

period

beginning

the

day

after

April

30,

2015

until

the

redemption

date

or

the
maturity

date)
times
(2)

the

principal

amount

of

the

ETNs
times
(3)

the

applicable

index

factor,

calculated

on

a

daily

basis

in

the

following
manner:

The

accrued

investor

fee

on

the

inception

date

of

the

ETNs

was

equal

to

zero.

On

each

subsequent

calendar

day

until

and

including
April

30,

2015,

the

accrued

investor

fee

increased

by

an

amount

equal

to

(1)

0.75%

per

year
times
(2)

the

principal

amount

of

the

ETNs
times
(3)

the

applicable

index

factor

on

that

day

(or,

if

such

day

is

not

a

trading,

the

index

factor

on

the

immediately

preceding

trading

day)
divided

by
(4)

365.

For

the

period

beginning

on,

but

not

including

April

30,

2015

and

ending

on,

and

including

the

redemption

date,

or

the

maturity

date,

the
accrued

investor

fee

increases

by

an

amount

equal

to

(1)

0.70%

per

year
times
(2)

the

principal

amount

of

the

ETNs
times
(3)

the

applicable
index

factor

on

that

day

(or,

if

such

day

is

not

a

trading

day,

the

index

factor

on

the

immediately

preceding

trading

day)
divided

by

(4)

365.

Because

the

investor

fee

reduces

the

amount

of

return

to

holders

at

maturity

or

upon

early

redemption,

the

value

of

the

Index

underlying
the

ETNs

must

increase

significantly

in

order

for

holders

to

receive

at

least

the

principal

amount

of

their

investment

at

maturity

or

upon

early
redemption.

If

the

value

of

the

Index

underlying

the

ETNs

decreases

or

does

not

increase

sufficiently,

holders

will

receive

less

than

the

principal
amount

of

their

investment

at

maturity

or

upon

early

redemption.

Payment

Upon

Holder

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

redeem

their

ETNs

on

any

holder

redemption

date

during

the

term

of

the
ETNs,

provided

that

they

present

at

least

30,000

ETNs

of

the

same

series

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as
a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in

securities

transactions)

bundles

their

ETNs

for
redemption

with

those

of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their

ETNs

on

a

particular

holder

redemption

date,
they

will

receive

a

cash

payment

in

U.S.

dollars

on

such

date

in

an

amount

equal

to

the

daily

redemption

value,

which

is

(1)

the

principal

amount
of

the

ETNs
times
(2)

the

applicable

index

factor

on

the

applicable

valuation

date
minus
(3)

the

applicable

investor

fee

on

the

applicable
valuation

date.

Holders

must

redeem

at

least

30,000

ETNs

of

the

same

series

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs
on

any

holder

redemption

date.

We

may

from

time

to

time

in

our

sole

discretion

reduce,

in

part

or

in

whole,

the

minimum

redemption

amount

of
30,000

ETNs.

Any

such

reduction

will

be

applied

on

a

consistent

basis

for

all

holders

of

the

relevant

ETNs

at

the

time

the

reduction

becomes
effective.

The

index

factor

for

a

series

of

ETNs

on

the

relevant

valuation

date

is

the

closing

value

of

the

Index

underlying

such

ETNs

on

that

day
divided

by

the

initial

index

level.

The

initial

index

level

is

the

closing

value

of

the

Index

underlying

the

ETNs

on

the

relevant

inception

date.
The

investor

fee

is

calculated

as

described

in

“—

Investor

Fee.”
In

the

event

that

payment

upon

holder

redemption

is

deferred

beyond

the

original

holder

redemption

date,

penalty

interest

will

not
accrue

or

be

payable

with

respect

to

that

deferred

payment.
Payment

Upon

Issuer

Redemption
Prior

to

maturity,

we

may,

at

our

sole

discretion,

choose

to

redeem

the

ETNs

(in

whole

but

not

in

part)

on

any

issuer

redemption

date
during

the

term

of

the

ETNs.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to

redeem

to

the

holders

of

the

ETNs
not

less

than

10

calendar

days

prior

to

the

issuer

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,

the

ETNs

will

be

redeemed

on
the

date

specified

by

us

in

such

notice.

In

this

scenario,

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,
but

in

no

event

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.

If

we

exercise

our

right

to

redeem

the

ETNs,
holders

will

receive

a

cash

payment

in

U.S.

dollars

on

that

date

in

an

amount

equal

to

(1)

the

principal

amount

of

the

ETNs
times
(2)

the
applicable

index

factor

for

that

series

of

ETNs

on

the

applicable

valuation

date
minus
(3)

the

investor

fee

for

that

series

of

ETNs

on

the
applicable

valuation

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

10
The

index

factor

for

a

series

of

ETNs

on

the

relevant

valuation

date

is

the

closing

value

of

the

Index

underlying

such

ETNs

on

that

day
divided

by

the

initial

index

level.

The

initial

index

level

is

the

closing

value

of

the

Index

underlying

the

ETNs

on

the

relevant

inception

date.
The

investor

fee

is

calculated

as

described

in

“—

Investor

Fee.”
In

the

event

that

payment

upon

issuer

redemption

is

deferred

beyond

the

original

issuer

redemption

date,

penalty

interest

will

not

accrue
or

be

payable

with

respect

to

that

deferred

payment.
Valuation

Date
In

the

case

of

the

Commodity

Index

ETNs,

a

valuation

date

is

each

business

day

from

June

15,

2006

to

June

5,

2036,

inclusive

(subject
to

the

occurrence

of

a

market

disruption

event),

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

trading
days.

We

refer

to

Thursday,

June

5,

2036,

as

the

“
final

valuation

date
”

for

the

Commodity

Index

ETNs.
In

the

case

of

the

Cocoa

ETNs

and

the

Lead

ETNs,

a

valuation

date

is

each

business

day

from

June

25,

2008

to

June

17,

2038,
inclusive

(subject

to

the

occurrence

of

a

market

disruption

event),

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to
exceed

five

trading

days.

We

refer

to

June

17,

2038,

as

the

“
final

valuation

date
”

for

these

series

of

ETNs.
Redemption

Date
A

holder

redemption

date

is

the

third

business

day

following

each

valuation

date

(other

than

the

final

valuation

date),

where

the

final
redemption

date

for

each

series

of

ETNs

will

be

the

third

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation
date

for

that

series

of

ETNs.

An

issuer

redemption

date

is

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.

Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

holder

redemption

date.
To

redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

with

whom

they

hold

their

ETNs

to

deliver

a

notice

of

redemption

to

us
via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
Issuer

Redemption

Procedures

We

have

the

right

to

redeem

or

“call”

any

series

of

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any
issuer

redemption

date

until

and

including

maturity.

If

we

elect

to

redeem

any

series

of

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

DTC

and

the

Trustee

not

less

than

ten

calendar

days

prior

to

the

issuer

redemption

date

specified

by

us

in

such

notice.

In

this
scenario,

the

final

valuation

date

will

be

deemed

to

be

the

date

specified

by

us

in

the

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

issuer

redemption

date

specified

by

us

in

such

notice,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.

Market

Disruption

Event
As

set

forth

under

“—

Payment

at

Maturity,”

“—

Payment

Upon

Holder

Redemption”

and

“—

Payment

Upon

Issuer

Redemption”

above,
the

calculation

agent

will

determine

the

value

of

the

relevant

Index

on

each

valuation

date,

including

the

final

valuation

date.

As

described
above,

a

valuation

date

for

any

series

of

ETNs

may

be

postponed

and

thus

the

determination

of

the

value

of

the

relevant

Index

may

be
postponed

if

the

calculation

agent

determines

that,

on

a

valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

any
index

component.

If

such

a

postponement

occurs,

the

index

components

unaffected

by

the

market

disruption

event

shall

be

determined

on

the
scheduled

valuation

date

and

the

value

of

the

affected

index

component

shall

be

determined

using

the

closing

value

of

the

affected

index
component

on

the

first

trading

day

after

that

day

on

which

no

market

disruption

event

occurs

or

is

continuing.

In

no

event,

however,

will

a
valuation

date

for

a

series

of

ETNs

be

postponed

by

more

than

five

trading

days.
If

a

valuation

date

is

postponed

until

the

fifth

trading

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or
is

continuing

on

such

day,

that

day

will

nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole
discretion

of

the

value

of

the

relevant

Index

for

such

day.
Any

of

the

following

will

be

a
“market

disruption

event”
:
a

material

limitation,

suspension

or

disruption

in

the

trading

of

any

index

component

which

results

in

a

failure

by

the

trading

facility
on

which

the

relevant

contract

is

traded

to

report

a

daily

contract

reference

price

(the

price

of

the

relevant

contract

that

is

used
as

a

reference

or

benchmark

by

market

participants);
the

daily

contract

reference

price

for

any

index

component

is

a

“limit

price”,

which

means

that

the

daily

contract

reference

price

for
such

contract

has

increased

or

decreased

from

the

previous

day’s

daily

contract

reference

price

by

the

maximum

amount
permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;
failure

by

the

Index

Sponsors

to

publish

the

closing

value

of

the

relevant

Index

or

of

the

applicable

trading

facility

or

other

price
source

to

announce

or

publish

the

daily

contract

reference

price

for

one

or

more

index

components;

or

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

11
any

other

event,

if

the

calculation

agent

determines

in

its

sole

discretion

that

the

event

materially

interferes

with

our

ability

or

the
ability

of

any

of

our

affiliates

to

unwind

all

or

a

material

portion

of

a

hedge

with

respect

to

the

ETNs

that

we

or

our

affiliates
have

effected

or

may

effect.
The

following

events

will

not

be

market

disruption

events:
a

limitation

on

the

hours

or

numbers

of

days

of

trading

on

a

trading

facility

on

which

any

index

component

is

traded,

but

only

if

the
limitation

results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

index

component.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

a

series

of

ETNs

is

accelerated,

we

will

pay

the

default

amount

in
respect

of

the

principal

of

that

series

of

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default
Amount”.
Discontinuance

or

Modification

of

an

Index
If

the

Index

Sponsors

discontinue

publication

of

an

Index

and

they

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
value

of

the

relevant

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

m

aturity

or

upon

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

an

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

an

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

value

of

that
Index

is

required

to

be

determined,

or

if

for

any

other

reason

an

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

relevant

Index.
If

the

calculation

agent

determines

that

an

Index,

the

index

components

of

an

Index

or

the

method

of

calculating

an

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

Index

Sponsors

under

their

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

that

Index

or

method

of

calculating

that

Index

as

it

believes
are

appropriate

to

ensure

that

the

value

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is
equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

value

of

an

Index

and

the

amount

payable

at
maturity

or

upon

redemption

or

otherwise

relating

to

the

value

of

an

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.
Business

Day
When

we

refer

to

a

business

day

with

respect

to

a

series

of

ETNs,

we

mean

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that
is

not

a

day

on

which

banking

institutions

in

London

or

New

York

City

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order
to

close.
Description

of

iPath
®

S&P

GSCI
®

Total

Return

Index

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

S&P

GSCI
®

Total

Return

Index

Exchange-Traded

Notes”

section

are

defined

only

with

respect
to

this

section.
General
The

return

on

the

iPath
®

S&P

GSCI
®

Total

Return

Index

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

S&P
GSCI ®
Total

Return

Index

(the

“
Index
”).

The

Index

is

composed

of

one

or

more

futures

contracts

on

physical

commodities

(the

“
index
components
”)

and

reflects

the

excess

returns

that

are

potentially

available

through

an

unleveraged

investment

in

the

futures

contracts
comprising

the

S&P

GSCI
®
Commodity

Index

(the

“
S&P

GSCI
”), plus

the

Treasury

Bill

rate

of

interest

that

could

be

earned

on

funds

committed
to

the

trading

of

the

underlying

futures

contracts.

The

S&P

GSCI
is

an

index

on

a

production-weighted

basket

of

futures

contracts

on

physical
commodities

traded

on

trading

facilities

in

major

industrialized

countries.

S&P

Dow

Jones

Indices

LLC

(“
SPDJI
”

or

the

“
Index

Sponsor
”)

is
responsible

for

calculating,

publishing

and

maintaining

the

Index.

The

ETNs

are

traded

on

The

New

York

Stock

Exchange

under

the

ticker
symbol

“GSP.”
Inception,

Issuance,

and

Maturity
The

ETNs

were

first

sold

on

June

6,

2006

(the

“
inception date
”),

were

first

issued

on

June

9,

2006

(the

“
issue date
”)

and

are

due

on
June

12,

2036

(the

“
maturity date ”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

12
agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day
that

would

otherwise

be

the

final

valuation

date.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
Announcement

Date
”,

and

we

will

issue

a

notice

to

holders

of

the

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,

specifying
the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9th

business

day
after

the

Announcement

Date.

Any

adjustment

of

the

principal

amount

of

the

ETNs

will

be

rounded

to

8

decimal

places.

The

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

Announcement

Date.

Any

adjustment

of

principal

amount

of

the

ETNs

will

be

rounded

to

8

decimal

places.

The

reverse

split

will
become

effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split

of

the

ETNs,

holders

who

own

a

number

of

the

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the
split

ratio

will

receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

the

ETNs

they

hold

which

is

evenly

divisible

by

the
split

ratio,

and

we

will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner
determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

such

partial

ETNs

on

the

17
th
business

day

following

the

Announcement

Date

in

an

amount

equal

to

the

appropriate

percentage

of

the

principal

amount

of

the

reverse

split-
adjusted

ETNs

on

the

14
th

business

day

following

the

Announcement

Date
times

the

index

factor

on

the

applicable

business

day
minus

the
investor

fee

on

the

applicable

business

day.

In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

at

maturity

that

is

linked

to

percentage

change

in
the

value

of

the

Index

between

the

inception

date

and

the

final

valuation

date.

The

cash

payment

in

U.S.

dollars

at

maturity

for

the

ETNs

will

be
an

amount

equal

to

(1)

the

principal

amount

of

the

ETNs
times
(2)

the

index

factor

on

the

final

valuation

date
minus

(3)

the

investor

fee

on

the
final

valuation

date.
The

index

factor

for

the

ETNs

on

the

final

valuation

date

will

be

equal

to

the

final

index

level
divided

by

the

initial

index

level.

The

initial
index

level

is

the

closing

value

of

the

Index

on

the

inception

date

and

the

final

index

level

is

the

closing

value

of

the

Index

on

the

final

valuation
date.
Investor

Fee
The

investor

fee

for

the

ETNs

on

the

final

valuation

date

is

equal

to

(1)

(a)

0.75%

per

year

(for

the

period

from

the

inception

date

to

and
including

April

30,

2015)

and

(b)

0.70%

per

year

(for

the

period

beginning

the

day

after

April

30,

2015

until

the

redemption

date

or

the

maturity
date) times

(2)

the

principal

amount

of

the

ETNs
times

(3)

the

applicable

index

factor,

calculated

on

a

daily

basis

in

the

following

manner:

The
accrued

investor

fee

on

the

inception

date

was

equal

to

zero.

On

each

subsequent

calendar

day

until

and

including

April

30,

2015,

the

accrued
investor

fee

increased

by

an

amount

equal

to

(1)

0.75%

per

year
times
(2)

the

principal

amount

of

the

ETNs
times

(3)

the

applicable

index

factor
on

that

day

(or,

if

such

day

is

not

a

trading

day,

the

index

factor

on

the

immediately

preceding

trading

day)
divided

by
(4)

365.

For

the

period
beginning

on,

but

not

including

April

30,

2015

and

ending

on,

and

including

the

redemption

date,

or

the

maturity

date,

the

accrued

investor

fee
increases

by

an

amount

equal

to

(1)

0.70%

per

year
times
(2)

the

principal

amount

of

the

ETNs
times
(3)

the

applicable

index

factor

on

that

day
(or,

if

such

day

is

not

a

trading

day,

the

index

factor

on

the

immediately

preceding

trading

day)
divided

by
(4)

365.

Because

the

investor

fee

reduces

the

amount

of

return

to

holders

at

maturity

or

upon

early

redemption,

the

value

of

the

Index

must
increase

significantly

in

order

for

holders

to

receive

at

least

the

principal

amount

of

their

investment

at

maturity

or

upon

early

redemption.

If

the
value

of

the

Index

decreases

or

does

not

increase

sufficiently,

holders

will

receive

less

than

the

principal

amount

of

their

investment

at

maturity
or

upon

early

redemption.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

13
Payment

Upon

Holder

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

redeem

their

ETNs

on

any

holder

redemption

date

during

the

term

of

the
ETNs,

provided

that

they

present

at

least

30,000

ETNs

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or

other
financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with

those
of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their

ETNs

on

a

particular

holder

redemption

date,

they

will

receive

a

cash
payment

in

U.S.

dollars

on

that

date

in

an

amount

equal

to

the

daily

redemption

value,

which

is

(1)

the

principal

amount

of

the

ETNs
times

(2)
the

applicable

index

factor

on

the

applicable

valuation

date
minus

(3)

the

investor

fee

on

the

applicable

valuation

date.

Holders

must

redeem

at
least

30,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any

holder

redemption

date.

We

may

from

time

to

time

in
our

sole

discretion

reduce,

in

part

or

in

whole,

the

minimum

redemption

amount

of

30,000

ETNs.

Any

such

reduction

will

be

applied

on

a
consistent

basis

for

all

holders

of

the

relevant

ETNs

at

the

time

the

reduction

becomes

effective.

The

index

factor

for

the

ETNs

on

the

relevant

valuation

date

is

the

closing

value

of

the

Index

on

that

day
divided

by
the

initial

index

level.
The

initial

index

level

is

the

closing

value

of

the

Index

on

the

inception

date.

The

investor

fee

is

calculated

as

described

in

“—

Investor

Fee.”
In

the

event

that

payment

upon

holder

redemption

is

deferred

beyond

the

original

holder

redemption

date,

penalty

interest

will

not
accrue

or

be

payable

with

respect

to

that

deferred

payment.
Payment

Upon

Issuer

Redemption
Prior

to

maturity,

we

may,

at

our

sole

discretion,

choose

to

redeem

the

ETNs

(

in

whole

but

not

in

part)

on

any

issuer

redemption

date
during

the

term

of

the

ETNs.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to

redeem

to

the

holders

of

the

ETNs
not

less

than

10

calendar

days

prior

to

the

issuer

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,

the

ETNs

will

be

redeemed

on
the

date

specified

by

us

in

such

notice.

In

this

scenario,

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,
but

in

no

event

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.

If

we

exercise

our

right

to

redeem

the

ETNs,
holders

will

receive

a

cash

payment

in

U.S.

dollars

on

that

date

in

an

amount

equal

to

(1)

the

principal

amount

of

the

ETNs
times
(2)

the
applicable

index

factor

on

the

applicable

valuation

date
minus
(3)

the

investor

fee

on

the

applicable

valuation

date.
The

index

factor

on

the

relevant

valuation

date

is

the

closing

value

of

the

Index

on

that

day
divided

by

the

initial

index

level.

The

initial
index

level

is

the

closing

value

of

the

Index

on

the

inception

date.
The

investor

fee

is

calculated

as

described

in

“—

Investor

Fee.”
In

the

event

that

payment

upon

issuer

redemption

is

deferred

beyond

the

original

issuer

redemption

date,

penalty

interest

will

not

accrue
or

be

payable

with

respect

to

that

deferred

payment.
Valuation

Date
A

valuation

date

is

each

business

day

from

June

15,

2006

to

June

5,

2036,

inclusive

(subject

to

the

occurrence

of

a

market

disruption
event),

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

trading

days

We

refer

to

Thursday,

June

5,

2036,
as

the

“
final

valuation

date
”.

Redemption

Date
A

holder

redemption

date

is

the

third

business

day

following

each

valuation

date

(other

than

the

final

valuation

date),

where

the

final
redemption

date

for

the

ETNs

will

be

the

third

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation

date.
An

issuer

redemption

date

is

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Early

Redemption

Procedures
Holder

Redemption

Procedures

Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

holder

redemption

date.
To

redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

with

whom

they

hold

their

ETNs

to

deliver

a

notice

of

redemption

to

us
via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
Issuer

Redemption

Procedures

We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

issuer
redemption

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to

redeem

to

DTC
and

the

Trustee

not

less

than

ten

calendar

days

prior

to

the

issuer

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,

the

final
valuation

date

will

be

deemed

to

be

the

date

specified

by

us

in

the

notice

(subject

to

postponement

in

the

event

of

a

market

disruption

event),
and

the

ETNs

will

be

redeemed

on

the

issuer

redemption

date

specified

by

us

in

such

notice,

but

in

no

event

prior

to

the

tenth

calendar

day
following

the

date

on

which

we

deliver

such

notice.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

14
Market

Disruption

Event
As

set

forth

under

“—

Payment

at

Maturity,”

“—

Payment

Upon

Holder

Redemption”

and

“—

Payment

Upon

Issuer

Redemption”

above,
the

calculation

agent

will

determine

the

value

of

the

Index

on

each

valuation

date,

including

the

final

valuation

date.

As

described

above,

a
valuation

date

may

be

postponed

and

thus

the

determination

of

the

value

of

the

Index

may

be

postponed

if

the

calculation

agent

determines
that,

on

a

valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

any

index

component.

If

such

a

postponement
occurs,

the

index

components

unaffected

by

the

market

disruption

event

shall

be

determined

on

the

scheduled

valuation

date

and

the

value

of
the

affected

index

component

shall

be

determined

using

the

closing

value

of

the

affected

index

component

on

the

first

trading

day

after

that

day
on

which

no

market

disruption

event

occurs

or

is

continuing.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five

trading
days.
If

a

valuation

date

is

postponed

until

the

fifth

trading

day

following

the

scheduled

valuation

date,

but

a

market

disruption

event

occurs

or
is

continuing

on

such

day,

that

day

will

nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole
discretion

of

the

value

of

the

Index

for

such

day.
Any

of

the

following

will

be

a
“market

disruption

event”
:
a

material

limitation,

suspension

or

disruption

in

the

trading

of

any

index

component

which

results

in

a

failure

by

the

Trading

Facility
on

which

the

relevant

contract

is

traded

to

report

a

daily

contract

reference

price

(the

price

of

the

relevant

contract

that

is

used
as

a

reference

or

benchmark

by

market

participants);
the

daily

contract

reference

price

for

any

index

component

is

a

“limit

price”,

which

means

that

the

daily

contract

reference

price

for
such

contract

has

increased

or

decreased

from

the

previous

day’s

daily

contract

reference

price

by

the

maximum

amount
permitted

under

the

applicable

rules

or

procedures

of

the

relevant

Trading

Facility;
failure

by

the

Index

Sponsor

to

publish

the

closing

value

of

the

Index

or

of

the

applicable

Trading

Facility

or

other

price

source

to
announce

or

publish

the

daily

contract

reference

price

for

one

or

more

index

components;

or
any

other

event,

if

the

calculation

agent

determines

in

its

sole

discretion

that

the

event

materially

interferes

with

our

ability

or

the
ability

of

any

of

our

affiliates

to

unwind

all

or

a

material

portion

of

a

hedge

with

respect

to

the

ETNs

that

we

or

our

affiliates
have

effected

or

may

effect.
The

following

events

will

not

be

market

disruption

events:
a

limitation

on

the

hours

or

numbers

of

days

of

trading

on

a

Trading

Facility

on

which

any

index

component

is

traded,

but

only

if

the
limitation

results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
a

decision

by

a

Trading

Facility

to

permanently

discontinue

trading

in

any

index

component.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Discontinuance

or

Modification

of

the

Index
If

the

Index

Sponsor

discontinues

publication

of

the

Index

and

it

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

redemption

by

reference

to

such

successor
index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

the

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

value

of

that
Index

is

required

to

be

determined,

or

if

for

any

other

reason

the

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

Index.
If

the

calculation

agent

determines

that

the

Index,

the

index

components

of

the

Index

or

the

method

of

calculating

the

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

Index

Sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

that

Index

or

method

of

calculating

that

Index

as

it

believes
are

appropriate

to

ensure

that

the

value

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is
equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

value

of

the

Index

and

the

amount

payable
at

maturity

or

upon

redemption

or

otherwise

relating

to

the

value

of

the

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.
Business

Day
When

we

refer

to

a

business

day,

we

m

ean

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking
institutions

in

London

or

New

York

City

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order

to

close.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

15
Description

of

iPath
®

US

Treasury

5-

year

Bull

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

US

Treasury

5-year

Bull

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

the

iPath
®

US

Treasury

5-year

Bull

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays

5Y
US

Treasury

Futures

Targeted

Exposure

Index™

(the

“
Index
”).

The

Index

employs

a

strategy

that

seeks

to

capture

returns

that

are

potentially
available

from

an

increase

or

decrease,

as

applicable,

in

the

yields

available

to

investors

purchasing

5-year

U.S.

Treasury

notes

through

a
notional

rolling

investment

in

5-year

U.S.

Treasury

note

futures

contracts

(“
5-year

Treasury

futures

contracts
”).

Specifically,

the

level

of

the
Index

is

expected

to

increase

in

response

to

a

decrease

in

5-year

U.S.

Treasury

note

yields

and

to

decrease

in

response

to

an

increase

in

5-
year

U.S.

Treasury

note

yields.

The

Index

was

created

by

Barclays

Bank

PLC,

which

is

the

owner

of

the

intellectual

property

and

licensing

rights
relating

to

the

Index

(the

“
index

owner
”).

The

Index

is

administered

and

published

by

Barclays

Index

Administration

(the

“
index

sponsor
”),

a
distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

index

sponsor

has

appointed

a

third-party

index

calculation

agent

(the
“
index

calculation

agent
”),

currently

Bloomberg

Index

Services

Limited

(formerly

known

as

Barclays

Risk

Analytics

and

Index

Solutions
Limited),

to

calculate

and

maintain

the

Index.

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker

symbol

“DFVL.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

July

11,

2011

(the

“
inception date
”).

The

ETNs

were

first

issued

on

July

14,

2011

(the

“
issue date
”),

and
will

be

due

on

July

12,

2021

(the

“
maturity date
”).

Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.
Split

or

Reverse

Split

of

the

ETNs
Should

the

closing

indicative

note

value

on

any

business

day

be

above

$100.00,

we

may,

but

are

not

obligated

to,

initiate

a

2

for

1

split
of

the

ETNs.

Should

the

closing

indicative

note

value

on

any

business

day

be

below

$25.00,

we

may,

but

are

not

obligated

to,

initiate

a

1

for

2
reverse

split

of

the

ETNs.

If

the

closing

indicative

note

value

is

greater

than

$100.00

or

below

$25.00

on

any

business

day,

and

we

decide

to
initiate

a

split

or

reverse

split,

as

applicable,

such

date

shall

be

deemed

to

be

the

“
announcement

date
”,

and

we

will

issue

a

notice

to

holders

of
the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,

specifying

the

effective

date

of

the

split

or

reverse

split.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.The

“
record

date
”

for

the

split

will

be

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

the

closing

indicative

note

value

will

be

rounded

to

8

decimal

places.

The

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a

manner
determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day

after

the

announcement

date.

Any
adjustment

of

closing

indicative

note

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading
of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

are

not

evenly

divisible

by

2

will

receive

the
same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

2,

and

we

will

have

the

right

to
compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide
holders

with

a

cash

payment

for

their

partials

on

the

17th

business

day

following

the

record

date

in

an

amount

equal

to

the

appropriate
percentage

of

the

closing

indicative

note

value

of

the

reverse

split

-adjusted

ETNs

on

the

14
th

business

day

following

the

announcement

date.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

note

value
on

the

final

valuation

date.
The

“
closing

indicative

note

value
”

for

each

ETN

on

the

inception

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or
redemption,

the

closing

indicative

note

value

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar
day plus

(2)

the

daily

index

performance

amount
plus
(3)

the

daily

interest
minus

(4)

the

daily

investor

fee;
provided
that

if

such

calculation
results

in

a

negative

value,

the

closing

indicative

note

value

will

be

$0.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

note
value

will

be

adjusted

accordingly.
The

“
daily

index

performance

amount”

for

each

ETN

on

the

initial

valuation

date

and

on

any

calendar

day

that

is

not

an

index
business

day

will

equal

$0.

On

any

other

index

business

day,

the

daily

index

performance

amount

for

each

ETN

will

equal

(1)

the

product

of

(a)
the

index

multiplier
times

(b)

the

difference

of

(i)

the

closing

level

of

the

Index

on

such

index

business

day
minus

(ii)

the

closing

level

of

the
Index

on

the

immediately

preceding

index

business

day
minus

(2)

the

index

rolling

cost

on

such

index

business

day.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

16
The

“
index

multiplier
”

is

$0.10.
The

“
index

rolling

cost”

for

each

ETN

on

any

calendar

day

that

is

not

a

roll

day

will

equal

$0.

On

any

roll

day,

the

index

rolling

cost

for
each

ETN

will

equal

$0.005.

Roll

days

occur

over

three

consecutive

index

business

days,

commencing

three

index

business

days

before

the
last

index

business

day

in

each

of

the

months

of

February,

May,

August

and

November

in

any

given

year.

The

net

effect

of

the

index

rolling

cost
accumulates

over

time

and

is

subtracted

at

the

rate

of

$0.06

per

year,

or

0.12%

of

the

principal

amount

of

each

ETN

per

year.

The

“index

rolling
cost”

seeks

to

represent

and

approximate

a

prorated

daily

amount

of

costs

that

holders

of

a

“long”

position

in

relation

to

5-year

Treasury

futures
contracts

might

expect

to

incur

as

part

of

the

roll

process

during

each

quarterly

roll

period.
The

“
daily

interest
”

for

each

ETN

on

the

initial

valuation

date

was

$0.

On

each

subsequent

calendar

day

until

maturity

or

redemption,
the

daily

interest

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar

day
times

(2)

the

T-Bill

rate
divided

by

(3)

360.

The

“daily

interest”

seeks

to

represent

the

amount

of

interest

that

holders

of

a

“long”

position

in

relation

to

5-year

Treasury
futures

contracts

might

receive

if,

on

any

calendar

day,

they

were

to

invest

the

value

of

the

ETNs

in

an

interest-bearing

bank

account

while

their
payment

obligations

on

the

relevant

long

positions

in

the

Treasury

futures

contracts

were

pending.

The

“
T-Bill

rate
”

will

equal

the

most

recent

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

effective

on

the

immediately

preceding
business

day

in

New

York

City.

The

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

is

generally

announced

by

the

U.S.

Treasury

on

each
Monday;

on

any

Monday

that

is

not

a

business

day

in

New

York

City,

the

rate

prevailing

on

the

immediately

preceding

business

day

in

New
York

City

will

apply.

The

most

recent

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

is

currently

published

by

the

U.S.

Treasury

on
http://www.treasurydirect.gov

and

is

also

currently

available

on

Bloomberg

under

the

ticker

symbol

“USB4WIR”.

The

T-Bill

rate

is

expressed

as
a

percentage.

Information

contained

on

the

U.S.

Treasury

website

is

not

incorporated

by

reference

in,

and

should

not

be

considered

a

part

of,
this

section.

We

make

no

representation

or

warranty

as

to

the

accuracy

or

completeness

of

information

contained

on

such

website.
The

“
daily

investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

$0.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

daily

investor

fee

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar

day
times
(2)

the

fee

rate
divided

by

(3)

365.

Because

the

daily

investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

note

value

on

a

daily
basis,

the

net

effect

of

the

daily

investor

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

approximately

0.75%

per

year.

Because

the
net

effect

of

the

daily

investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

daily

investor

fee

will

increase

or
decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
The

“
fee

rate
”

for

the

ETNs

is

0.75%

per

year.
The

“
intraday

indicative

note

value
”

for

the

ETNs

on

any

trading

day

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately
preceding

calendar

day
plus

(2)

the

then

current

intraday

index

performance

amount;
provided that

if

such

calculation

results

in

a

negative
value,

the

intraday

indicative

note

value

will

be

$0.

The

intraday

indicative

note

value

will

be

published

by

Thompson

Reuters

(Markets)

LLC
every

15

seconds

on

each

trading

day

under

the

ticker

symbol

“DFVL.IV”.

As

the

intraday

indicative

note

value

is

calculated

using

the

closing
indicative

note

value

on

the

immediately

preceding

calendar

day,

the

intraday

indicative

note

value

published

at

any

time

during

a

given

trading
day

will

not

reflect

the

daily

interest

or

the

daily

investor

fee

that

may

have

accrued

over

the

course

of

such

trading

day.
The

“
intraday

index

performance

amount
”

on

any

index

business

day

will

equal

(1)

the

index

multiplier
times

(2)

the

difference

of

(a)
the

most

recently

published

level

of

the

Index

on

such

index

business

day
minus

(b)

the

closing

level

of

the

Index

on

the

immediately

preceding
index

business

day.
An

“
index

business

day
”

is

a

day

on

which

the

Chicago

Board

of

Trade

(the

“
CBOT
”)

is

open

for

business.
A

“
business

day
”

is

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New

York
City

or

London

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order

to

close.
A

“
trading

day
”

for

the

ETNs

is

a

day

on

which

(1)

it

is

an

index

business

day,

(2)

trading

is

generally

conducted

on

the

CBOE

BZX

and
(3)

it

is

a

business

day

in

New

York

City,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

is

each

trading

day

from

July

11,

2011

to

July

2,

2021,

inclusive,

subject

to

postponement

due

to

the

occurrence

of

a
market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.

The

“
initial

valuation

date
”

for

the

ETNs

is

July

11,

2011.
The

“
final

valuation

date
”

for

the

ETNs

is

July

2,

2021.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation
agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

of

the

ETNs

if

a

market

disruption

event

occurs

or

is
continuing

on

a

day

that

would

otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Market

Disruption

Events
A

valuation

date

may

be

postponed

and

thus

the

determination

of

the

Index

levels

may

be

postponed

if

the

calculation

agent

determines
that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.
Any

of

the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

17
a

suspension,

absence

or

limitation

of

trading

in

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of

the

Index;
a

suspension,

absence

or

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective

markets;
any

event

that

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

market

participants

to

(1)

effect
transactions

in,

or

obtain

market

values

for,

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of

the

Index,

or
(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating

to

the

Index

on

their

respective
markets;
the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

Treasury

futures

contracts
constituting

20%

or

more,

by

weight,

of

the

Index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;
any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of
the

Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,
fails

to

open

for

trading

during

its

regular

trading

session;

or
any

other

event,

if

the

calculation

agent

determines

that

the

event

interferes

with

our

ability

or

the

ability

of

any

of

our

affiliates

to
unwind

all

or

a

portion

of

a

hedge

with

respect

to

the

securities

that

we

or

our

affiliates

have

effected

or

may

effect;
and,

in

any

of

these

events,

the

calculation

agent

determines

that

the

event

was

material.
“Scheduled

trading

day”

means

any

day

on

which

(a)

the

value

of

the

Index

is

published

and

(b)

trading

is

generally

conducted

on

the
markets

on

which

the

Treasury

futures

contracts

are

traded,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
The

following

events

will

not

be

market

disruption

events:
a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

Treasury

futures

contract

is

traded,

but

only

if

the

limitation
results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index,

if

available,

in

the

primary

market

for
those

contracts,

by

reason

of

any

of:
a

price

change

exceeding

limits

set

by

that

market,
an

imbalance

of

orders

relating

to

those

contracts,

or
a

disparity

in

bid

and

ask

quotes

relating

to

those

contracts,
will

constitute

a

suspension

or

material

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

in

the

primary

market

for
those

contracts.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

scheduled

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not
continuing.

In

no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

scheduled

trading

days.

If

the

calculation

agent
determines

that

a

market

disruption

event

occurs

or

is

continuing

on

the

fifth

scheduled

trading

day,

the

calculation

agent

will

make

an

estimate
of

the

closing

level

for

the

Index

that

would

have

prevailed

on

that

fifth

scheduled

trading

day

in

the

absence

of

the

market

disruption

event.
Payment

Upon

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

redeem

their

ETNs

on

any

early

redemption

date

during

the

term

of

the
ETNs,

provided

that

they

present

at

least

20,000

ETNs

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or

other
financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with

those
of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their

ETNs

on

an

early

redemption

date,

they

will

receive

a

cash

payment
in

U.S.

dollars

per

ETN

on

such

date

equal

to

the

closing

indicative

note

value

on

the

related

valuation

date.

The

early

redemption

feature

is
intended

to

induce

arbitrageurs

to

counteract

any

trading

of

the

ETNs

at

a

discount

to

their

closing

indicative

note

value,

though

there

can

be

no
assurance

that

arbitrageurs

will

employ

the

redemption

feature

in

this

manner.
Notwithstanding

the

foregoing,

beginning

after

the

close

of

trading

on

September

4,

2018,

we

have

waived

the

minimum

redemption
amount

so

that

holders

may

exercise

their

right

to

redeem

their

ETNs

on

any

redemption

date

with

no

minimum

amount.

Our

waiver

of

the
minimum

redemption

amount

will

be

available

to

any

and

all

holders

of

the

ETNs

on

such

early

redemption

dates

and

will

remain

in

effect

until
we

announce

otherwise.

We

may,

at

any

time

and

in

our

sole

discretion,

make

further

modifications

to

the

minimum

redemption

amount,
including,

among

others,

to

reinstate

the

min

imum

redemption

amount

of

20,000

ETNs

for

all

redemption

dates

after

such

further

modification.
Any

such

modification

will

be

applied

on

a

consistent

basis

for

all

holders

of

the

ETNs

at

the

time

such

modification

becomes

effective.
Effective

as

of

August

31,

2017,

an

“
early

redemption

date
”

for

the

ETNs

is

the

second

business

day

following

each

valuation

date
(other

than

the

final

valuation

date).

The

final

early

redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is
immediately

prior

to

the

final

valuation

date.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

early

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

18
Early

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

early

redemption

date.
To

redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of
redemption

to

us

via

facsimile

or

e-mail

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation
date.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index

and

any

other

person

or

entity

publishes

an

index

that

the

calculation

agent
determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the

calculation

agent

will
determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

that

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

that

Index

is

required

to

be

determined,

the

calculation
agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably
possible

replicate

that

Index.
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such
adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure

that

the

value

of

the

Index

used

to
determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
Description

of

iPath
®

US

Treasury

5-

year

Bear

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

US

Treasury

5-year

Bear

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

iPath
®

US

Treasury

5-year

Bear

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays

5Y
US

Treasury

Futures

Targeted

Exposure

Index™

(the

“
Index
”).

The

Index

employs

a

strategy

that

seeks

to

capture

returns

that

are

potentially
available

from

an

increase

or

decrease,

as

applicable,

in

the

yields

available

to

investors

purchasing

5-year

U.S.

Treasury

notes

through

a
notional

rolling

investment

in

5-year

U.S.

Treasury

note

futures

contracts

(“
5-year

Treasury

futures

contracts
”).

Specifically,

the

level

of

the
Index

is

expected

to

increase

in

response

to

a

decrease

in

5-year

U.S.

Treasury

note

yields

and

to

decrease

in

response

to

an

increase

in

5-
year

U.S.

Treasury

note

yields.

The

Index

was

created

by

Barclays

Bank

PLC,

which

is

the

owner

of

the

intellectual

property

and

licensing

rights
relating

to

the

Index

(the

“
index

owner
”).

The

Index

is

administered

and

published

by

Barclays

Index

Administration

(the

“
index

sponsor
”),

a
distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

index

sponsor

has

appointed

a

third-party

index

calculation

agent

(the
“
index

calculation

agent
”),

currently

Bloomberg

Index

Services

Limited

(formerly

known

as

Barclays

Risk

Analytics

and

Index

Solutions
Limited),

to

calculate

and

maintain

the

Index.

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker

symbol
“DFVS.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

July

11,

2011

(the

“
inception date
”).

The

ETNs

were

first

issued

on

July

14,

2011

(the

“
issue date
”),

and

will

be
due

on

July

12,

2021

(the

“
maturity date
”).

Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

19
Split

or

Reverse

Split

of

the

ETNs
Should

the

closing

indicative

note

value

on

any

business

day

be

above

$100.00,

we

may,

but

are

not

obligated

to,

initiate

a

2

for

1

split
of

the

ETNs.

Should

the

closing

indicative

note

value

on

any

business

day

be

below

$25.00,

we

may,

but

are

not

obligated

to,

initiate

a

1

for

2
reverse

split

of

the

ETNs.

If

the

closing

indicative

note

value

is

greater

than

$100.00

or

below

$25.00

on

any

business

day,

and

we

decide

to
initiate

a

split

or

reverse

split,

as

applicable,

such

date

shall

be

deemed

to

be

the

“
announcement

date
”,

and

we

will

issue

a

notice

to

holders

of
the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,

specifying

the

effective

date

of

the

split

or

reverse

split.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

“
record

date
”

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

the

closing

indicative

note

value

will

be

rounded

to

8

decimal

places.

The

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a

manner
determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9th

business

day

after

the

announcement

date.

Any
adjustment

of

closing

indicative

note

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading
of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

are

not

evenly

divisible

by

2

will

receive

the
same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

2,

and

we

will

have

the

right

to
compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide
holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the

record

date

in

an

amount

equal

to

the

appropriate
percentage

of

the

closing

indicative

note

value

of

the

reverse

split

-adjusted

ETNs

on

the

14
th

business

day

following

the

announcement

date.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

note

value
on

the

final

valuation

date.
The

“
closing

indicative

note

value
”

for

each

ETN

on

the

inception

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or
redemption,

the

closing

indicative

note

value

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar
day plus

(2)

the

daily

index

performance

amount
plus
(3)

the

daily

interest
minus

(4)

the

daily

investor

fee;
provided
that

if

such

calculation
results

in

a

negative

value,

the

closing

indicative

note

value

will

be

$0.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

note
value

will

be

adjusted

accordingly.
The

“
daily

index

performance

amount”

for

each

ETN

on

the

initial

valuation

date

and

on

any

calendar

day

that

is

not

an

index
business

day

will

equal

$0.

On

any

other

index

business

day,

the

daily

index

performance

amount

for

each

ETN

will

equal

(1)

the

product

of

(a)
the

index

multiplier
times

(b)

the

difference

of

(i)

the

closing

level

of

the

Index

on

such

index

business

day
minus

(ii)

the

closing

level

of

the
Index

on

the

immediately

preceding

index

business

day
minus

(2)

the

index

rolling

cost

on

such

index

business

day.
The

“
index

multiplier
”

is

–$0.10.

The

index

multiplier

is

set

as

a

negative

value

in

order

for

the

ETNs

to

generate

a

positive

return

in
response

to

a

decrease

in

the

Index

level

and

to

generate

a

negative

return

in

response

to

an

increase

in

the

Index

level,

as

applicable.
The

“
index

rolling

cost”

for

each

ETN

on

any

calendar

day

that

is

not

a

roll

day

will

equal

$0.

On

any

roll

day,

the

index

rolling

cost

for
each

ETN

will

equal

$0.005.

Roll

days

occur

over

three

consecutive

index

business

days,

commencing

three

index

business

days

before

the
last

index

business

day

in

each

of

the

months

of

February,

May,

August

and

November

in

any

given

year.

The

net

effect

of

the

index

rolling

cost
accumulates

over

time

and

is

subtracted

at

the

rate

of

$0.06

per

year,

or

0.12%

of

the

principal

amount

of

each

ETN

per

year.

The

“index

rolling
cost”

seeks

to

represent

and

approximate

a

prorated

daily

amount

of

costs

that

holders

of

a

“long”

position

in

relation

to

5-year

Treasury

futures
contracts

might

expect

to

incur

as

part

of

the

roll

process

during

each

quarterly

roll

period.
The

“
daily

interest
”

for

each

ETN

on

the

initial

valuation

date

was

$0.

On

each

subsequent

calendar

day

until

maturity

or

redemption,
the

daily

interest

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar

day
times

(2)

the

T-Bill

rate
divided

by

(3)

360.

The

“daily

interest”

seeks

to

represent

the

amount

of

interest

that

holders

of

a

“long”

position

in

relation

to

5-year

Treasury
futures

contracts

might

receive

if,

on

any

calendar

day,

they

were

to

invest

the

value

of

the

ETNs

in

an

interest-bearing

bank

account

while

their
payment

obligations

on

the

relevant

long

positions

in

the

Treasury

futures

contracts

were

pending.

The

“
T-Bill

rate
”

will

equal

the

most

recent

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

effective

on

the

immediately

preceding
business

day

in

New

York

City.

The

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

is

generally

announced

by

the

U.S.

Treasury

on

each
Monday;

on

any

Monday

that

is

not

a

business

day

in

New

York

City,

the

rate

prevailing

on

the

immediately

preceding

business

day

in

New
York

City

will

apply.

The

most

recent

weekly

investment

rate

for

28-day

U.S.

Treasury

bills

is

currently

published

by

the

U.S.

Tre

asury

on
http://www.treasurydirect.gov

and

is

also

currently

available

on

Bloomberg

under

the

ticker

symbol

“USB4WIR”.

The

T-Bill

rate

is

expressed

as
a

percentage.

Information

contained

on

the

U.S.

Treasury

website

is

not

incorporated

by

reference

in,

and

should

not

be

considered

a

part

of,
this

section.

We

make

no

representation

or

warranty

as

to

the

accuracy

or

completeness

of

information

contained

on

such

website.
The

“
daily

investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

$0.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

daily

investor

fee

for

each

ETN

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately

preceding

calendar

day
times
(2)

the

fee

rate
divided

by

(3)

365.

Because

the

daily

investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

note

value

on

a

daily
basis,

the

net

effect

of

the

daily

investor

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

approximately

0.75%

per

year.

Because

the
net

effect

of

the

daily

investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

daily

investor

fee

will

increase

or
decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
The

“
fee

rate
”

for

the

ETNs

is

0.75%

per

year.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

20
The

“
intraday

indicative

note

value
”

for

the

ETNs

on

any

trading

day

will

equal

(1)

the

closing

indicative

note

value

on

the

immediately
preceding

calendar

day
plus

(2)

the

then

current

intraday

index

performance

amount;
provided that

if

such

calculation

results

in

a

negative
value,

the

intraday

indicative

note

value

will

be

$0.

The

intraday

indicative

note

value

will

be

published

by

Thompson

Reuters

(Markets)

LLC
every

15

seconds

on

each

trading

day

under

the

ticker

symbol

“DFVS.IV”.

As

the

intraday

indicative

note

value

is

calculated

using

the

closing
indicative

note

value

on

the

immediately

preceding

calendar

day,

the

intraday

indicative

note

value

published

at

any

time

during

a

given

trading
day

will

not

reflect

the

daily

interest

or

the

daily

investor

fee

that

may

have

accrued

over

the

course

of

such

trading

day.
The

“
intraday

index

performance

amount
”

on

any

index

business

day

will

equal

(1)

the

index

multiplier
times

(2)

the

difference

of

(a)
the

most

recently

published

level

of

the

Index

on

such

index

business

day
minus

(b)

the

closing

level

of

the

Index

on

the

immediately

preceding
index

business

day.
An

“
index

business

day
”

is

a

day

on

which

the

Chicago

Board

of

Trade

(the

“
CBOT
”)

is

open

for

business.
A

“
business

day
”

is

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New

York
City

or

London

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order

to

close.
A

“
trading

day
”

for

the

ETNs

is

a

day

on

which

(1)

it

is

an

index

business

day,

(2)

trading

is

generally

conducted

on

the

CBOE

BZX

and
(3)

it

is

a

business

day

in

New

York

City,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

is

each

trading

day

from

July

11,

2011

to

July

2,

2021,

inclusive,

subject

to

postponement

due

to

the

occurrence

of

a
market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.

The

“
initial

valuation

date
”

for

the

ETNs

is

July

11,

2011.
The

“
final

valuation

date
”

for

the

ETNs

is

July

2,

2021.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation
agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

of

the

ETNs

if

a

market

disruption

event

occurs

or

is
continuing

on

a

day

that

would

otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Market

Disruption

Events
A

valuation

date

may

be

postponed

and

thus

the

determination

of

the

Index

levels

may

be

postponed

if

the

calculation

agent

determines
that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.
Any

of

the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:
a

suspension,

absence

or

limitation

of

trading

in

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of

the

Index;
a

suspension,

absence

or

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective

markets;
any

event

that

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

market

participants

to

(1)

effect
transactions

in,

or

obtain

market

values

for,

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of

the

Index,

or
(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating

to

the

Index

on

their

respective
ma

rkets;
the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

Treasury

futures

contracts
constituting

20%

or

more,

by

weight,

of

the

Index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;
any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

Treasury

futures

contracts

constituting

20%

or

more,

by

weight,

of
the

Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,
fails

to

open

for

trading

during

its

regular

trading

session;

or
any

other

event,

if

the

calculation

agent

determines

that

the

event

interferes

with

our

ability

or

the

ability

of

any

of

our

affiliates

to
unwind

all

or

a

portion

of

a

hedge

with

respect

to

the

securities

that

we

or

our

affiliates

have

effected

or

may

effect;
and,

in

any

of

these

events,

the

calculation

agent

determines

that

the

event

was

material.
“Scheduled

trading

day”

means

any

day

on

which

(a)

the

value

of

the

Index

is

published

and

(b)

trading

is

generally

conducted

on

the
markets

on

which

the

Treasury

futures

contracts

are

traded,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
The

following

events

will

not

be

market

disruption

events:
a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

Treasury

futures

contract

is

traded,

but

only

if

the

limitation
results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

21
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index,

if

available,

in

the

primary

market

for
those

contracts,

by

reason

of

any

of:
a

price

change

exceeding

limits

set

by

that

market,
an

imbalance

of

orders

relating

to

those

contracts,

or
a

disparity

in

bid

and

ask

quotes

relating

to

those

contracts,
will

constitute

a

suspension

or

material

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

in

the

primary

market

for
those

contracts.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

scheduled

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not
continuing.

In

no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

scheduled

trading

days.

If

the

calculation

agent
determines

that

a

market

disruption

event

occurs

or

is

continuing

on

the

fifth

scheduled

trading

day,

the

calculation

agent

will

make

an

estimate
of

the

closing

level

for

the

Index

that

would

have

prevailed

on

that

fifth

scheduled

trading

day

in

the

absence

of

the

market

disruption

event.
Payment

Upon

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

redeem

their

ETNs

on

any

early

redemption

date

during

the

term

of

the
ETNs,

provided

that

they

present

at

least

20,000

ETNs

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or

other
financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with

those
of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their

ETNs

on

an

early

redemption

date,

they

will

receive

a

cash

payment
in

U.S.

dollars

per

ETN

on

such

date

equal

to

the

closing

indicative

note

value

on

the

related

valuation

date.

The

early

redemption

feature

is
intended

to

induce

arbitrageurs

to

counteract

any

trading

of

the

ETNs

at

a

discount

to

their

closing

indicative

note

value,

though

there

can

be

no
assurance

that

arbitrageurs

will

employ

the

redemption

feature

in

this

manner.
Notwithstanding

the

foregoing,

beginning

after

the

close

of

trading

on

September

4,

2018,

we

have

waived

the

minimum

redemption
amount

so

that

holders

may

exercise

their

right

to

redeem

their

ETNs

on

any

redemption

date

with

no

minimum

amount.

Our

waiver

of

the
minimum

redemption

amount

will

be

available

to

any

and

all

holders

of

the

ETNs

on

such

early

redemption

dates

and

will

remain

in

effect

until
we

announce

otherwise.

We

may,

at

any

time

and

in

our

sole

discretion,

make

further

modifications

to

the

minimum

redemption

amount,
including,

among

others,

to

reinstate

the

minimum

redemption

amount

of

20,000

ETNs

for

all

redemption

dates

after

such

further

modification.
Any

such

modification

will

be

applied

on

a

consistent

basis

for

all

holders

of

the

ETNs

at

the

time

such

modification

becomes

effective.
Effective

as

of

August

31,

2017,

an

“
early

redemption

date
”

for

the

ETNs

is

the

second

business

day

following

each

valuation

date
(other

than

the

final

valuation

date).

The

final

early

redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is
immediately

prior

to

the

final

valuation

date.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

early

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holders

may,

subject

to

the

m

inimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

early

redemption

date.
To

redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of
redemption

to

us

via

facsimile

or

e-mail

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation
date.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index

and

any

other

person

or

entity

publishes

an

index

that

the

calculation

agent
determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the

calculation

agent

will
determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

that

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

that

Index

is

required

to

be

determined,

the

calculation
agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably
possible

replicate

that

Index.
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

22
adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure

that

the

value

of

the

Index

used

to
determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
Description

of

iPath
®

Pure

Beta

Broad

Commodity

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Pure

Beta

Broad

Commodity

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to
this

section.
General
The

return

of

the

iPath
®

Pure

Beta

Broad

Commodity

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays
Commodity

Index

Pure

Beta

TR

(the

“
Index
”).

The

Index

is

designed

to

give

investors

exposure

to

total

returns

of

the

commodities

included

in
the

Barclays

Commodity

Index

Total

Return

(the

“
Reference

Index
”),

while

mitigating

the

effects

of

certain

distortions

in

the

commodity

markets
on

such

returns

through

the

application

of

the

Barclays

Pure

Beta

Series

2

Methodology.

The

Index

is

comprised

of

a

basket

of

exchange-
traded

futures

contracts

for

the

same

commodities

that

are

included

in

the

Reference

Index,

as

adjusted

from

time

to

time.

However,

unlike

the
Reference

Index,

which

rolls

its

exposure

to

the

futures

contracts

on

a

monthly

basis

in

accordance

with

a

pre-determined

roll

schedule,

the
Index

may

roll

into

one

of

a

number

of

futures

contracts

with

varying

expiration

dates,

as

selected

using

the

Barclays

Pure

Beta

Series

2
Methodology.

The

Index

and

the

Reference

Index

were

created

by

Barclays

Bank

PLC,

which

is

the

owner

of

the

intellectual

property

and
licensing

rights

relating

to

the

Index

and

Reference

Index.

The

Index

and

Reference

Index

are

administered,

calculated

and

published

by
Barclays

Index

Administration

(the

“
Index

Sponsor
”),

a

distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

ETNs

are
traded

on

The

NYSE

Arca

exchange

under

the

ticker

symbol

“BCM.”
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.
Payment

at

Maturity
If

holders

or

we

have

not

previously

redeemed

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

at

maturity

per

ETN

in

an
amount

equal

to

the

applicable

closing

indicative

value

on

the

final

valuation

date

for

their

ETNs.
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

April

20,

2011

(the

“
inception

date
”).

The

ETNs

was

first

issued

on

April

26,

2011

(the

“
issue

date
”) ,

and
will

be

due

on

April

18,

2041

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation
agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day
that

would

otherwise

be

the

final

valuation

date.

We

describe

market

disruption

events

under

“—

Market

Disruption

Event”

below.

In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

choose

to

redeem

their

ETNs

on

any

redemption

date

during

the

term

of
the

ETNs,

provided

that

they

present

at

least

50,000

ETNs

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or
other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with
those

of

other

investors

to

reach

this

minimum.

If

holders

redeem

their

ETNs

on

a

particular

redemption

date,

they

will

receive

a

cash

payment
in

U.S.

dollars

per

ETN

on

that

date

in

an

amount

equal

to

the

applicable

closing

indicative

value

on

the

applicable

valuation

date.

Holders

must
redeem

at

least

50,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any

redemption

date.

We

may

from

time

to
time

in

our

sole

discretion

reduce,

in

part

or

in

whole,

the

minimum

redemption

amount

of

50,000

ETNs.

Any

such

reduction

will

be

applied

on

a
consistent

basis

for

all

holders

of

ETNs

at

the

time

the

reduction

becomes

effective.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
applicable

closing

indicative

value

on

the

applicable

valuation

date.
In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
The

“
closing

indicative

value
”

per

ETN

for

the

ETNs

on

any

given

calendar

day

will

be

calculated

in

the

following

manner:

The

closing
indicative

value

on

the

inception

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption,

the

closing

indicative

value

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

23
per

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index

factor

on

such

calendar
day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such

calendar

day
minus

(4)

the

applicable

futures
execution

cost

on

such

calendar

day.
The

“
daily

index

factor
”

for

the

ETNs

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business

day
divided

by

(2)

the

closing

level

of

the

underlying

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

per

ETN

is

calculated

in

the

following

manner:
The

investor

fee

per

ETN

on

the

inception

date

was

zero.

On

each

subsequent

calendar

day

until

and

including

August

31,

2016,

the
investor

fee

per

ETN

was

equal

to

(1)

0.75%
times

(2)

the

applicable

closing

indicative

value

on

the

immediately

preceding

calendar

day
times
(3)

the

applicable

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

For

the

period

beginning
on,

but

excluding,

August

31,

2016

and

ending

on,

and

including,

the

redemption

date

or

the

maturity

date,

the

investor

fee

per

ETN

on

any
calendar

day

will

be

equal

to

(1)

0.60%
times

(2)

the

applicable

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(3)

the
applicable

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the

investor

fee

is
calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

fee

accumulates

over

time

and

is

subtracted

at
the

rate

of

0.75%

per

year

for

the

period

from

the

inception

date

to,

and

including,

August

31,

2016

or

0.60%

per

year

for

the

period

beginning
after

August

31,

2016.

Because

the

net

effect

of

the

investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the
investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as
applicable.
The

“
futures

execution

cost
”

is

designed

to

approximate

the

estimated

costs

of

maintaining

a

rolling

position

in

the

futures

contracts
underlying

the

Index.

The

futures

execution

cost

per

ETN

on

any

given

calendar

day

will

be

calculated

in

the

following

manner:

The

futures
execution

cost

for

the

ETNs

on

the

inception

date

will

equal

zero.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption

of

the
ETNs,

the

futures

execution

cost

for

each

ETN

will

be

equal

to

(1)

0.10%
times

(2)

the

applicable

closing

indicative

value

on

the

immediately
preceding

calendar

day
time
s

(3)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)
365.

The

net

effect

of

the

futures

execution

cost

accumulates

over

time

and

is

subtracted

at

the

rate

of

0.10%

per

year.

Because

the

net

effect
of

the

futures

execution

cost

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

futures

execution

cost

will

increase

or
decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
An

“
index

business

day
”

for

the

Index

is

a

day

on

which

the

Index

is

calculated,

as

determined

by

the

NYSE

Euronext

Holiday

&

Hours
schedule,

as

published

on

http://www.nyse.com/about/newsevents/1176373643795.html

or

any

successor

website

thereto.
A

“
valuation

date
”

is

each

business

day

from

April

20,

2011

to

April

15,

2041,

inclusive

(subject

to

the

occurrence

of

a

market
disruption

event),

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

trading

days.

We

refer

to

April

15,
2041

as

the

“
final

valuation

date
”.
Redemption

Date

for

Holder

Redemption
In

the

case

of

holder

redemption,

a

redemption

date

is

the

third

business

day

following

a

valuation

date

(other

than

the

final

valuation

date).

The
final

redemption

date

will

be

the

third

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation

date.
Redemption

Date

for

Issuer

Redemption
In

the

case

of

issuer

redemption,

a

redemption

date

is

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be
prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
Trading

Day
A

trading

day

is

a

day

on

which

(i)

the

value

of

the

Index

to

which

the

ETNs

are

linked

is

published

by

the

Index

Sponsor,

(ii)

trading

is
generally

conducted

on

NYSE

Arca

and

(iii)

trading

is

generally

conducted

on

the

markets

on

which

the

futures

contracts

underlying

the

Index
are

traded,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
Early

Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

with

whom

they

hold

their

ETNs

to

deliver

a

notice

of

holder

redemption

to
us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

24
the

final

valuation

date

will

be

deemed

to

be

the

fifth

trading

day

prior

to

the

redemption

date

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Market

Disruption

Event
As

set

forth

under

“—

Payment

at

Maturity”

and

“—

Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption”

above,

the
calculation

agent

will

determine

the

value

of

the

Index

on

each

valuation

date,

including

the

final

valuation

date.

As

described

above,

a

valuation
date

may

be

postponed

and

thus

the

determination

of

the

value

of

the

Index

may

be

postponed

if

the

calculation

agent

determines

that,

on

a
valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

any

index

component.

If

such

a

postponement

occurs,

the
value

of

the

index

components

unaffected

by

the

market

disruption

event

shall

be

determined

on

the

scheduled

valuation

date,

and

the

value

of
the

affected

index

component

shall

be

determined

using

the

closing

value

of

the

affected

index

component

on

the

first

trading

day

after

that

day
on

which

no

market

disruption

event

occurs

or

is

continuing.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five

trading
days.

If

a

valuation

date

is

postponed

until

the

fifth

trading

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or
is

continuing

on

such

day,

that

day

will

nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole
discretion

of

the

value

of

the

Index

for

such

day.

Any

of

the

following

will

be

a
“market

disruption

event”
:

●

•

a

material

limitation,

suspension

or

disruption

in

the

trading

of

any

index

component

which

results

in

a

failure

by

the

trading
facility

on

which

the

relevant

contract

is

traded

to

report

a

daily

contract

reference

price

(the

price

of

the

relevant

contract

that
is

used

as

a

reference

or

benchmark

by

market

participants);

●

•

the

daily

contract

reference

price

for

any

index

component

is

a

“
limit

price
”,

which

means

that

the

daily

contract

reference
price

for

such

contract

has

increased

or

decreased

from

the

previous

day’s

daily

contract

reference

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

●

•

failure

of

the

applicable

trading

facility

or

other

price

source

to

announce

or

publish

the

daily

contract

reference

price

for

an
index

component;

or

●

•

any

other

event,

if

the

calculation

agent

determines

in

its

sole

discretion

that

the

event

materially

interferes

with

our

ability

or
the

ability

of

any

of

our

affiliates

to

unwind

all

or

a

material

portion

of

a

hedge

with

respect

to

the

ETNs

that

we

or

our

affiliates
have

effected

or

may

effect.
The

following

events

will

not

be

market

disruption

events:

●

•

a

limitation

on

the

hours

or

numbers

of

days

of

trading

on

a

trading

facility

on

which

any

index

component

is

traded,

but

only
if

the

limitation

results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or

●

•

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

index

component.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.

Discontinuance

or

Modification

of

the

Index
If

the

Index

Sponsor

discontinues

publication

of

the

Index

and

it

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such

successor
index.

If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

the

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

value

of

the
Index

is

required

to

be

determined,

or

if

for

any

other

reason

the

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

Index.

If

the

calculation

agent

determines

that

the

Index,

the

index

components

of

the

Index

or

the

method

of

calculating

the

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

Index

Sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are
appropriate

to

ensure

that

the

value

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.

All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

value

of

the

Index

and

the

amount

payable
at

maturity

or

upon

early

redemption

or

otherwise

relating

to

the

value

of

the

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

25
Business

Day
When

we

refer

to

a

business

day,

we

mean

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking
institutions

in

London

or

New

York

City

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order

to

close.
When

we

refer

to

an

index

business

day

with

respect

to

the

ETNs,

we

mean

a

day

on

which

(1)

it

is

a

business

day

in

New

York

and

(2)
the

CBOE

is

open.
Description

of

iPath
®

Pure

Beta

Crude

Oil

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Pure

Beta

Crude

Oil

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

iPath
®

Pure

Beta

Crude

Oil

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays

WTI
Crude

Oil

Pure

Beta

TR

(the

“
Index
”).

The

Index

is

designed

to

give

investors

exposure

to

total

returns

of

the

commodities

included

in

the
Barclays

Single

Commodity

Total

Return

Index

(the

“
Reference

Index
”),

while

mitigating

the

effects

of

certain

distortions

in

the

commodity
markets

on

such

returns

through

the

application

of

the

Barclays

Pure

Beta

Series

2

Methodology.

The

Index

is

comprised

of

exchange-traded
futures

contracts

for

WTI

crude

oil

that

are

included

in

the

Reference

Index,

as

adjusted

from

time

to

time.

However,

unlike

the

Reference

Index,
which

rolls

its

exposure

to

the

futures

contracts

on

a

monthly

basis

in

accordance

with

a

pre-determined

roll

schedule,

the

Index

may

roll

into
one

of

a

number

of

futures

contracts

with

varying

expiration

dates,

as

selected

using

the

Barclays

Pure

Beta

Series

2

Methodology.

The

Index
and

the

Reference

Index

were

created

by

Barclays

Bank

PLC,

which

is

the

owner

of

the

intellectual

property

and

licensing

rights

relating

to

the
Index

and

Reference

Index.

The

Index

and

Reference

Index

are

administered,

calculated

and

published

by

Barclays

Index

Administration

(the
“
Index

Sponsor
”),

a

distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

ETNs

are

traded

on

the

NYSE

Arca

exchange
under

the

ticker

symbol

“OIL.”
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.
Payment

at

Maturity
If

holders

or

we

have

not

previously

redeemed

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

at

maturity

per

ETN

in

an
amount

equal

to

the

applicable

closing

indicative

value

on

the

final

valuation

date

for

their

ETNs.
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

April

20,

2011

(the

“
inception

date
”).

The

ETNs

was

first

issued

on
April

26,

2011

(the

“
issue

date
”) ,

and
will

be

due

on

April

18,

2041

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation
agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day
that

would

otherwise

be

the

final

valuation

date.

We

describe

market

disruption

events

under

“—

Market

Disruption

Event”

below.

In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
Prior

to

maturity,

holders

may,

subject

to

certain

restrictions,

choose

to

redeem

their

ETNs

on

any

redemption

date

during

the

term

of
the

ETNs,

provided

that

they

present

at

least

50,000

ETNs

for

redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or
other

financial

institution

not

required

to

register

as

a

broker-dealer)

to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with
those

of

other

investors

to

reach

this

minimum.

If

holders

redeem

their

ETNs

on

a

particular

redemption

date,

they

will

receive

a

cash

payment
in

U.S.

dollars

per

ETN

on

that

date

in

an

amount

equal

to

the

applicable

closing

indicative

value

on

the

applicable

valuation

date.

Holders

must
redeem

at

least

50,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any

redemption

date.

We

may

from

time

to
time

in

our

sole

discretion

reduce,

in

part

or

in

whole,

the

minimum

redemption

amount

of

50,000

ETNs.

Any

such

reduction

will

be

applied

on

a
consistent

basis

for

all

holders

of

ETNs

at

the

time

the

reduction

becomes

effective.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
applicable

closing

indicative

value

on

the

applicable

valuation

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

26
In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
The

“
closing

indicative

value
”

per

ETN

for

the

ETNs

on

any

given

calendar

day

will

be

calculated

in

the

following

manner:

The

closing
indicative

value

on

the

inception

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption,

the

closing

indicative

value
per

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index

factor

on

such

calendar
day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such

calendar

day
minus

(4)

the

applicable

futures
execution

cost

on

such

calendar

day.
The

“
daily

index

factor
”

for

the

ETNs

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business

day
divided

by

(2)

the

closing

level

of

the

underlying

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

per

ETN

on

the

inception

date

was

zero.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption

of

the
relevant

series

of

ETNs,

the

investor

fee

per

ETN

for

each

series

of

ETNs

was

equal

to

(1)

0.75%
times

(2)

the

applicable

closing

indicative
value

on

the

immediately

preceding

calendar

day
times

(3)

the

applicable

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business
day,

one)
divided

by

(4)

365.

Because

the

investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net
effect

of

the

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

0.75%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.

Because
the

net

effect

of

the

investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease
in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
The

“
futures

execution

cost
”

is

designed

to

approximate

the

estimated

costs

of

maintaining

a

rolling

position

in

the

futures

contracts
underlying

the

Index.

The

futures

execution

cost

per

ETN

on

any

given

calendar

day

will

be

calculated

in

the

following

manner:

The

futures
execution

cost

for

the

ETNs

on

the

inception

date

will

equal

zero.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption

of

the
ETNs,

the

futures

execution

cost

for

each

ETN

will

be

equal

to

(1)

0.10%
times

(2)

the

applicable

closing

indicative

value

on

the

immediately
preceding

calendar

day
time
s

(3)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)
365.

The

net

effect

of

the

futures

execution

cost

accumulates

over

time

and

is

subtracted

at

the

rate

of

0.10%

per

year.

Because

the

net

effect
of

the

futures

execution

cost

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

futures

execution

cost

will

increase

or
decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
An

“
index

business

day
”

for

the

Index

is

a

day

on

which

the

Index

is

calculated,

as

determined

by

the

NYSE

Euronext

Holiday

&

Hours
schedule,

as

published

on

http://www.nyse.com/about/newsevents/1176373643795.html

or

any

successor

website

thereto.
A

“
valuation

date
”

is

each

business

day

from
April

20,

2011

to
April

15,

2041,

inclusive

(subject

to

the

occurrence

of

a

market
disruption

event),

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

trading

days.

We

refer

to

April

15,
2041

as

the

“
final

valuation

date
”.
Redemption

Date

for

Holder

Redemption
In

the

case

of

holder

redemption,

a

redemption

date

is

the

third

business

day

following

a

valuation

date

(other

than

the

final

valuation
date).

The

final

redemption

date

will

be

the

third

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation

date.
Redemption

Date

for

Issuer

Redemption
In

the

case

of

issuer

redemption,

a

redemption

date

is

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be
prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
Trading

Day
A

trading

day

is

a

day

on

which

(i)

the

value

of

the

Index

to

which

the

ETNs

are

linked

is

published

by

the

Index

Sponsor,

(ii)

trading

is
generally

conducted

on

NYSE

Arca

and

(iii)

trading

is

generally

conducted

on

the

markets

on

which

the

futures

contracts

underlying

the

Index
are

traded,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
Early

Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

with

whom

they

hold

their

ETNs

to

deliver

a

notice

of

holder

redemption

to
us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,
the

final

valuation

date

will

be

deemed

to

be

the

fifth

trading

day

prior

to

the

redemption

date

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

27
Market

Disruption

Event
As

set

forth

under

“—

Payment

at

Maturity”

and

“—

Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption”

above,

the
calculation

agent

will

determine

the

value

of

the

Index

on

each

valuation

date,

including

the

final

valuation

date.

As

described

above,

a

valuation
date

ma

y

be

postponed

and

thus

the

determination

of

the

value

of

the

Index

may

be

postponed

if

the

calculation

agent

determines

that,

on

a
valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

any

index

component.

If

such

a

postponement

occurs,

the
value

of

the

index

components

unaffected

by

the

market

disruption

event

shall

be

determined

on

the

scheduled

valuation

date,

and

the

value

of
the

affected

index

component

shall

be

determined

using

the

closing

value

of

the

affected

index

component

on

the

first

trading

day

after

that

day
on

which

no

market

disruption

event

occurs

or

is

continuing.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five

trading
days.

If

a

valuation

date

is

postponed

until

the

fifth

trading

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or
is

continuing

on

such

day,

that

day

will

nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole
discretion

of

the

value

of

the

Index

for

such

day.

Any

of

the

following

will

be

a
“market

disruption

event”
:

●

•

a

material

limitation,

suspension

or

disruption

in

the

trading

of

any

index

component

which

results

in

a

failure

by

the

trading
facility

on

which

the

relevant

contract

is

traded

to

report

a

daily

contract

reference

price

(the

price

of

the

relevant

contract

that
is

used

as

a

reference

or

benchmark

by

market

participants);

●

•

the

daily

contract

reference

price

for

any

index

component

is

a

“
limit

price
”,

which

means

that

the

daily

contract

reference
price

for

such

contract

has

increased

or

decreased

from

the

previous

day’s

daily

contract

reference

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

●

•

failure

of

the

applicable

trading

facility

or

other

price

source

to

announce

or

publish

the

daily

contract

reference

price

for

an
index

component;

or

●

•

any

other

event,

if

the

calculation

agent

determines

in

its

sole

discretion

that

the

event

materially

interferes

with

our

ability

or
the

ability

of

any

of

our

affiliates

to

unwind

all

or

a

material

portion

of

a

hedge

with

respect

to

the

ETNs

that

we

or

our

affiliates
have

effected

or

may

effect.

The

following

events

will

not

be

market

disruption

events:

●

•

a

limitation

on

the

hours

or

numbers

of

days

of

trading

on

a

trading

facility

on

which

any

index

component

is

traded,

but

only
if

the

limitation

results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or

●

•

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

index

component.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.

Discontinuance

or

Modification

of

the

Index
If

the

Index

Sponsor

discontinues

publication

of

the

Index

and

it

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such

successor
index.

If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

the

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

value

of

the
Index

is

required

to

be

determined,

or

if

for

any

other

reason

the

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

Index.

If

the

calculation

agent

determines

that

the

Index,

the

index

components

of

the

Index

or

the

method

of

calculating

the

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

Index

Sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are
appropriate

to

ensure

that

the

value

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.

All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

value

of

the

Index

and

the

amount

payable
at

maturity

or

upon

early

redemption

or

otherwise

relating

to

the

value

of

the

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.
Business

Day
When

we

refer

to

a

business

day,

we

mean

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking
institutions

in

London

or

New

York

City

generally

are

authorized

or

obligated

by

law,

regulation

or

executive

order

to

close.
When

we

refer

to

an

index

business

day

with

respect

to

the

ETNs,

we

mean

a

day

on

which

(1)

it

is

a

business

day

in

New

York

and

(2)
the

CBOE

is

open.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

28
Description

of

iPath
®

S&P

500

Dynamic

VIX

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

S&P

500

Dynamic

VIX

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

iPath
®

S&P

500

Dynamic

VIX

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

S&P

500
®
Dynamic

VIX

Futures™

Total

Return

Index

(the

“
Index
”).

The

Index

seeks

to

provide

investors

with

exposure

to

forward

implied

volatility

by
reflecting

the

outcomes

of

holding

long

and

at

times

long

and

short

positions

in

futures

contracts

on

the

CBOE

Volatility

Index
®

(the

“
VIX
Index
”).

The

“
VXV

Index
”

is

calculated

in

a

manner

similar

to

the

VIX

Index,

except

that

it

is

designed

to

be

a

measure

of

93-day

implied
volatility

of

the

S&P

Options

(as

defined

below)

rather

than

30-day

implied

volatility.

The

Index

aims

to

react

positively

to

overall

increases

in
market

volatility

by

allocating

dynamically

between

two

components:

a

short-term

volatility

component

and

a

mid

-term

volatility

component.

The
Index

monitors

the

slope,

or

“steepness”,

of

the

implied

volatility

curve

on

a

daily

basis

in

order

to

gauge

market

expectations

regarding

future
volatility

and

determines

allocations

in

futures

contracts

on

the

VIX

Index

according

to

the

slope

of

the

implied

volatility

curve.

The

short-term
volatility

component

of

the

Index

is

represented

by

the

S&P

500
®

VIX

Short-Term

Futures™

Index

Excess

Return

(the

“
Short-Term

VIX

Index
”).
The

mid

-term

volatility

component

of

the

Index

is

represented

by

the

S&P

500
®

VIX

Mid-Term

Futures™

Index

Excess

Return

(the

“
Mid-Term
VIX

Index
”).

The

Short-Term

VIX

Index

seeks

to

model

the

excess

return

from

a

daily

rolling

long

position

in

the

first

and

second

month

VIX
Index

futures

contracts,

and

the

Mid-Term

VIX

Index

seeks

to

model

the

excess

return

from

a

daily

rolling

long

position

in

the

fourth,

fifth,

sixth
and

seventh

month

VIX

Index

futures

contracts.

We

refer

herein

to

(i)

the

Short-Term

VIX

Index

and

(ii)

the

Mid-Term

VIX

Index

collectively

as
the

“
Constituent

Indices
.”

The

Index

is

calculated,

maintained

and

published

by

S&P

Dow

Jones

Indices

LLC

(“
S&P

Dow

Jones

Indices
”

or
the

“
index

sponsor
”).

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker

symbol

“XVZ.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

August

17,

2011

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

August

22,

2011

(the

“
issue

date
”),
and

are

due

on

August

18,

2021

(the

“
maturity

date
”).
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.00.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
”,

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by
the

split

ratio

will

receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the
split

ratio,

and

we

will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner
determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day
following

the

announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split-adjusted
ETNs

on

the

14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

applicable

final

valuation

date.
The

“
closing

indicative

value
”

for

the

ETNs

on

any

given

calendar

day

will

be

calculated

in

the

following

manner.

The

closing
indicative

value

on

the

initial

valuation

date

was

$50.00.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption,

the

closing

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

29
indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index
factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such

calendar

day.
If

the

ETNs

undergo

any

splits

or

reverse

splits,

the

closing

indicative

value

will

similarly

be

adjusted

accordingly.

The

“
daily

index

factor
”

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business

day
divided

by
(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.95%
times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

fee

accumulates

over

time

and

is
subtracted

at

the

rate

of

0.95%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.

Because

the

net

effect

of

the

investor

fee

is

a

fixed
percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the
value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
An

“
index

business

day
”

is

any

day

on

which

(1)

it

is

a

business

day

in

New

York

City

and

(2)

the

CBOE

is

open.
A

“
valuation

date
”

is

each

business

day

from

August

17,

2011

to

August

11,

2021

inclusive

(subject

to

the

occurrence

of

a

market
disruption

event)

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

business

days.

In

that

event,

the
valuation

date

will

be

the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and
is

not

continuing.

In

no

event,

however,

will

any

valuation

date

be

postponed

by

more

than

five

business

days.

We

refer

to

August

17,

2011

as
the

“
initial

valuation

date
”

and

August

11,

2021

as

the

“
final

valuation

date
”.
A

“
trading

day
”

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York

City,

(2)

trading

is

generally

conducted

on

the

CBOE

BZX

and

(3)
trading

is

generally

conducted

on

the

CBOE,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
Maturity

Date
If

the

maturity

date

stated

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before
this

day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The
calculation

agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption

event

occurs

or

is

continuing
on

a

day

that

would

otherwise

be

the

final

valuation

date.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

neither

a

day

on

which

banking

institutions

in
New

York

City

or

London,

as

applicable,

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

50,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time

to

time,

in

our
sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

ETNs.

If

holders

choose

to

redeem

their

ETNs,
they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on

the
applicable

valuation

date

minus

the

redemption

charge.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

trading

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

a

valuation

date

(other

than

the
final

valuation

date).

The

final

redemption

date

of

the

ETNs

will

be

the

second

business

day

following

the

valuation

date

that

is

immediately

prior
to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be

prior

to

the
tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption

to
us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

30
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

trading
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,
the

final

valuation

date

will

be

deemed

to

be

the

fifth

trading

day

prior

to

the

redemption

date

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Market

Disruption

and

Force

Majeure

Events

Relating

to

the

ETNs
If

the

Index

is

not

published

on

an

index

business

day,

or

if

a

market

disruption

event

or

a

force

majeure

event

(each

as

defined

below)
has

occurred

or

is

occurring,

and

such

event

affects

the

Index,

any

futures

contract

underlying

the

Index

and/or

the

ability

to

hedge

the

Index,
the

calculation

agent

may

(but

is

not

required

to)

make

determinations

and/or

adjustments

to

the

affected

Index

or

method

of

calculating

the
affected

Index.

The

determination

of

the

value

of

an

ETN

on

a

valuation

date,

including

the

final

valuation

date,

may

be

postponed

if

the
calculation

agent

determines

that

a

market

disruption

or

force

majeure

event

has

occurred

or

is

continuing

on

such

valuation

date.

In

no

event,
however,

will

a

valuation

date

for

the

ETNs

be

postponed

by

more

than

five

business

days.

If

a

valuation

date

is

postponed

until

the

fifth
business

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or

is

continuing

on

such

day,

that

day

will
nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole

discretion

of

the

value

of

the

Index

for
such

day.

All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
The

occurrence

or

existence

of

any

of

the

following,

as

determined

by

the

calculation

agent

in

its

sole

discretion,

will

constitute

a
“ market disruption event ”:
●

the

index

sponsor

does

not

publish

the

level

of

the

Index

on

any

index

business

day,

or

the

Index

is

otherwise

not

available;
●

a

suspension,

absence

or

material

limitation

of

trading

of

equity

securities

then

constituting

20%

or

more

of

the

level

of

the
S&P

500
®

Index

on

the

relevant

exchanges

(as

defined

below)

for

such

securities

for

more

than

two

hours

of

trading

(one
hour

on

any

day

that

is

an

“index

roll

date”

for

purposes

of

calculation

of

the

VIX

Index,

the

VXV

Index

or

any

relevant
successor

index)

during,

or

during

the

one

hour

period

preceding

the

close

of,

the

principal

trading

session

on

such

relevant
exchange;
●

a

breakdown

or

failure

in

the

price

and

trade

reporting

systems

of

any

relevant

exchange

for

the

S&P

500
®

Index

as

a

result

of
which

the

reported

trading

prices

for

equity

securities

then

constituting

20%

or

more

of

the

level

of

the

S&P

500
®

Index

are
materially

inaccurate

(i)

during

the

one

hour

preceding

the

close

of

the

principal

trading

session

on

such

relevant

exchange

or
(ii)

during

any

one

hour

period

of

trading

on

such

relevant

exchange

on

any

day

that

is

an

“index

roll

date”

for

purpose

of
calculating

the

VIX

Index,

the

VXV

Index

or

the

relevant

successor

index;
●

a

suspension,

absence

or

material

limitation

of

trading

on

any

relevant

exchange

for

the

VIX

Index

or

the

VXV

Index

(or

any
relevant

successor

index)

for

more

than

two

hours

of

trading

(one

hour

on

any

day

that

is

an

“index

roll

date”

for

purposes

of
calculation

of

the

VIX

Index,

the

VXV

Index

or

the

relevant

successor

index)

during,

or

during

the

one

hour

period

preceding
the

close

of,

the

principal

trading

session

on

such

relevant

exchange;
●

a

breakdown

or

failure

in

the

price

and

trade

reporting

systems

of

the

relevant

exchange

for

the

VIX

Index,

the

VXV

Index

(or
the

relevant

successor

index)

as

a

result

of

which

the

reported

trading

prices

for

options

on

the

S&P

500
®

Index

(“
SPX
Options
”)

or

futures

on

the

VIX

Index,

the

VXV

Index

(or

futures

on

any

relevant

successor

index)

during

the

one

hour

period
preceding,

and

including,

the

scheduled

time

at

which

the

value

of

SPX

Options

is

calculated

for

purposes

of

the

VIX

Index,
the

VXV

Index

(or

any

relevant

successor

index)

are

materially

inaccurate;
●

a

decision

to

permanently

discontinue

trading

in

SPX

Options

or

futures

on

the

VIX

Index,

the

VXV

Index

(or

futures

on

any
relevant

successor

index);
●

on

any

index

business

day,

the

occurrence

or

existence

of

a

lack

of,

or

a

material

decline

in,

the

liquidity

in

the

market

for
trading

in

any

futures

contract

underlying

the

Index;

●

any

event

or

any

condition

(including

without

limitation

any

event

or

condition

that

occurs

as

a

result

of

the

enactment,
promulgation,

execution,

ratification,

interpretation

or

application

of,

or

any

change

in

or

amendment

to,

any

law,

rule

or
regulation

by

an

applicable

governmental

authority)

that

results

in

an

illiquid

market

for

trading

in

any

futures

contract
underlying

the

Index;

and

●

the

declaration

or

continuance

of

a

general

moratorium

in

respect

of

banking

activities

in

any

relevant

city.
A

“
force majeure event
”

includes

any

event

or

circumstance

(including,

without

limitation,

a

systems

failure,

natural

or

man-made
disaster,

act

of

God,

armed

conflict,

act

of

terrorism,

riot

or

labor

disruption

or

any

similar

intervening

circumstance)

that

the

calculation

agent
determines

to

be

beyond

the

calculation

agent’s

reasonable

control

and

to

materially

affect

the

Index

or

a

Constituent

Index,

any

futures
contract

underlying

the

Index

or

Constituent

Index,

or

the

calculation

of

the

VIX

Index

or

VXV

Index.
For

purposes

of

determining

whether

a

market

disruption

event

has

occurred:
●

a

limitation

on

the

hours

or

number

of

days

of

trading

will

not

constitute

a

market

disruption

event

if

it

results

from

an
announced

change

in

the

regular

business

hours

of

the

relevant

exchange

for

the

S&P

500
®

Index,

the

VIX

Index,

the

VXV
Index

(or

any

relevant

successor

index);

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

31
●

limitations

pursuant

to

the

rules

of

any

relevant

exchange

similar

to

NYSE

Rule

80B

(or

any

applicable

rule

or

regulation
enacted

or

promulgated

by

any

other

self-regulatory

organization

or

any

government

agency

of

scope

similar

to

NYSE

Rule
80B

as

determined

by

the

index

sponsor)

on

trading

during

significant

market

fluctuations

will

constitute

a

suspension,
absence

or

material

limitation

of

trading;
●

a

suspension

of

trading

in

an

SPX

Option

or

a

futures

contract

on

the

VIX

Index

or

the

VXV

Index

(or

futures

contract

on

any
relevant

successor

index)

by

the

relevant

exchange

for

the

VIX

Index

or

the

VXV

Index

(or

the

relevant

successor

index)

by
reason

of:
●

a

price

change

exceeding

limits

set

by

such

relevant

exchange,
●

an

imbalance

of

orders

relating

to

such

options,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

such

options
will,

in

each

such

case,

constitute

a

suspension,

absence

or

material

limitation

of

trading

on

such

relevant

exchange;

and
●

a

“suspension,

absence

or

material

limitation

of

trading”

on

any

relevant

exchange

will

not

include

any

time

when

such
relevant

exchange

is

itself

closed

for

trading

under

ordinary

circumstances.
“
Relevant

exchange
”

means,

with

respect

to

the

S&P

500
®

Index,

the

primary

exchange

or

market

of

trading

for

any

equity

security

(or
any

combination

thereof)

then

included

in

the

S&P

500
®

Index

or,

with

respect

to

the

VIX

Index,

the

VXV

Index

or

any

relevant

successor

index,
the

primary

exchange

or

market

for

SPX

Options

or

futures

on

the

VIX

Index

or

the

VXV

Index,

respectively,

(or

futures

on

the

relevant
successor

index).
An

“
index

business

day
”

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York

City,

and

(2)

trading

is

generally

conducted

on

the
CBOE.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

an

Index

and

they

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
level

of

the

relevant

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

an

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

an

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

level

of

the
Index

is

required

to

be

determined,

or

if

for

any

other

reason

an

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

relevant

Index.
If

the

calculation

agent

determines

that

an

Index,

the

index

components

of

an

Index

or

the

method

of

calculating

an

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are
appropriate

to

ensure

that

the

level

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

level

of

an

Index

and

the

amount

payable

at
maturity

or

upon

early

redemption

or

otherwise

relating

to

the

value

of

an

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.
Business

Day
When

we

refer

to

a

business

day

with

respect

to

a

series

of

ETNs,

unless

otherwise

specified

we

mean

a

Monday,

Tuesday,
Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New

York

City

generally

are

authorized

or

obligated

by

law,
regulation

or

executive

order

to

close.

When

we

refer

to

an

index

business

day

with

respect

to

a

series

of

ETNs,

we

mean

a

day

on

which

(1)

it

is

a

business

day

in

New

York
and

(2)

the

CBOE

is

open.
Description

of

iPath
®

S&P

MLP

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

S&P

MLP

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

the

iPath
®

S&P

MLP

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

S&P

MLP

Index

(the
“ Index
”).

The

Index

is

designed

to

provide

exposure

to

leading

partnerships

that

trade

on

major

U.S.

exchanges

and

are

classified

in

the

GICS
®
Energy

Sector

and

GICS
®

Gas

Utilities

Industry

according

to

the

Global

Industry

Classification

Standard
®

(“
GICS
”).

It

includes

both

master
limited

partnerships

(“
MLPs
”)

and

publicly

traded

limited

liability

companies

which

have

a

similar

legal

structure

to

MLPs

and

share

the

same

tax
benefits

as

MLPs

(collectively,

the

“
Index

Constituents
”).

The

Index

is

calculated,

maintained

and

published

by

S&P

Dow

Jones

Indices

LLC
(“
S&P

Dow

Jones

Indices
”

or

the

“
Index

Sponsor
”).

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker
symbol

“IMLP.”

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

32
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

January

3,

2013

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

January

8,

2013

(the

“
issue

date
”)
and

will

be

due

on

December

15,

2042

(the

“
maturity

date
”).
Coupon
If

holders

or

we

have

not

previously

redeemed

the

ETNs,

for

each

ETN

that

held

on

the

applicable

coupon

record

date,

holders

will
receive

an

interest

payment

in

cash

per

ETN

on

each

coupon

payment

date

in

U.S.

dollars

equal

to

the

coupon

amount,

if

any,

on

the

applicable
coupon

valuation

date.
The

“
coupon

amount
”

on

any

coupon

valuation

date

will

equal

the

greater

of

(i)

zero

and

(ii)(1)

the

accrued

dividend

on

such

coupon
valuation

date
minus

(2)

the

accrued

investor

fee

on

such

coupon

valuation

date.
Denomination
The

ETNs

are

in

denominations

of

$25.00.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value,

VWAP

factor,

accrued

dividend,

and

accrued

investor

fee

will

be
rounded

to

8

decimal

places.

The

split

will

become

effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the
record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value,

VWAP

factor,

accrued

dividend,

and

accrued

investor

fee

will

be
rounded

to

8

decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately
following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

per

ETN

at

maturity

in

U.S.

dollars

equal

to

the

closing

indicative
value

on

the

applicable

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

any

given

calendar

day

until

the

final

valuation

date

or

applicable

valuation

date

(in

the
case

of

early

redemption)

will

equal

(1)

the

ETN

current

value

on

such

calendar

day
plus
(2)

the

accrued

dividend

on

such

calendar

day
minus
(3)

the

accrued

investor

fee

on

such

calendar

day.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

value

will

be

adjusted
accordingly.

The

“
ETN

current

value
”

for

each

ETN

on

any

given

calendar

day

will

be

calculated

as

follows:

The

ETN

current

value

on

the

initial
valuation

date

was

$25.00.

On

any

subsequent

calendar

day

until

maturity

or

early

redemption,

the

ETN

current

value

will

equal

(1)

the

closing
VWAP

level

on

that

day

(or

on

the

immediately

preceding

index

business

day,

if

such

calendar

day

is

not

an

index

business

day)
divided

by

(2)
the

VWAP

factor.
The

“
initial

VWAP

level
”

is

2,144.96,

which

is

equal

to

the

VWAP

level

at

the

close

of

trading

on

the

initial

valuation

date,

as
determined

by

the

VWAP

calculation

agent.
The

“
closing

VWAP

level
”

is

equal

to

(i)

the

VWAP

level

as

of

the

close

of

trading

on

any

index

business

day,

for

purposes

of

holder
redemption,

or

(ii)

the

arithmetic

mean

of

the

VWAP

levels

as

of

the

close

of

trading

on

each

index

business

day

during

the

final

measurement
period

or

the

issuer

redemption

measurement

period,

for

purposes

of

the

payment

at

maturity

or

upon

issuer

redemption,

respectively,

in

each
case

as

determined

by

the

VWAP

calculation

agent.
“
VWAP

level
”

means,

on

any

index

business

day,

as

calculated

by

the

VWAP

calculation

agent,

(1)

the

sum

of

the

products

of

(i)

the
VWAP

of

each

Index

Constituent

as

of

such

date

and

(ii)

the

published

unit

weighting

of

that

Index

Constituent

as

of

such

date,

divided

by

(2)
the

index

divisor

as

of

such

date.

The

VWAP

level

is

reported

on

Bloomberg

page

“SPMLPVW

<Index>”.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

33
“ VWAP
”

means,

with

respect

to

each

Index

Constituent,

on

any

index

business

day,

the

consolidated

volume-weighted

average

price

of
one

unit

of

such

Index

Constituent

as

determined

by

the

VWAP

calculation

agent

based

on

all

trades

in

such

Index

Constituent

reported

in

the
consolidated

tape

system

during

the

regular

trading

session.
The

“
index

divisor
”,

as

of

any

index

business

day,

is

the

divisor

used

by

the

Index

Sponsor

to

calculate

the

level

of

the

index,

as
described

under

the

Index

methodology.
The

“
VWAP

factor
”

is

85.7984,

which

is

equal

to

(1)

the

initial

VWAP

level
divided

by

(2)

the

principal

amount

per

ETN.

If

the

ETNs
undergo

a

split

or

reverse

split,

the

VWAP

factor

will

be

adjusted

accordingly.
The

“
accrued

dividend
”

for

each

ETN

on

any

calendar

day

will

be

calculated

as

follows:

The

accrued

dividend

on

the

initial

valuation
date

was

zero.

The

accrued

dividend

on

any

subsequent

calendar

day

will

equal

(1)

the

accrued

dividend

as

of

the

immediately

preceding
calendar

day
plus

(2)

the

dollar

dividend

value

on

such

calendar

day
minus
(3)

the

coupon

adjustment

dividend

amount

on

such

calendar

day.

If
the

ETNs

undergo

a

split

or

reverse

split,

the

accrued

dividend

will

be

adjusted

accordingly.
The

“
dollar

dividend

value
”

on

any

calendar

day

will

equal

(1)

the

index

dividend

on

such

calendar

day
divided

by

(2)

the

VWAP

factor.
The

“
index

dividend
”

on

any

calendar

day

represents

the

aggregate

cash

value

of

distributions

that

a

hypothetical

person

holding

Index
Constituents

in

proportion

to

the

weights

of

the

Index

Constituents

would

have

been

entitled

to

receive

with

respect

to

any

Index

Constituent

for
those

cash

distributions

whose

“ex-dividend

date”

occurs

on

such

calendar

day.

The

index

dividend

on

any

calendar

day

will

equal

(1)

the

sum
of

the

products

of

(i)

the

cash

value

of

distributions

that

a

hypothetical

holder

of

each

Index

Constituent

on

such

calendar

day

would

have

been
entitled

to

receive

in

respect

of

that

Index

Constituent

for

those

cash

distributions

whose

“ex-dividend

date”

occurs

on

such

calendar

day

and

(ii)
the

published

unit

weighting

of

that

Index

Constituent

as

of

such

date,
divided

by

(2)

the

index

divisor

as

of

such

date.
On

any

calendar

day

that

is

not

a

coupon

ex-date,

the

“
coupon

adjustment

dividend

amount
”

will

equal

zero.

On

any

calendar

day
that

is

a

coupon

ex-date,

the

coupon

adjustment

dividend

amount

will

equal

the

accrued

dividend

on

the

coupon

valuation

date

immediately
preceding

such

coupon

ex-date.

The

effect

of

the

coupon

adjustment

dividend

amount

as

of

each

coupon

ex-date

is

to

reduce

the

accrued
dividend

(and,

therefore,

the

closing

indicative

value)

by

the

amount

of

the

index

dividends

reflected

in

any

coupon

amount

that

holders

will

be
entitled

to

receive

on

the

immediately

following

coupon

payment

date.
The

“
accrued

investor

fee
”

for

each

ETN

on

any

calendar

day

will

be

calculated

as

follows:

The

accrued

investor

fee

on

the

initial
valuation

date

was

zero.

The

accrued

dividend

on

any

calendar

day

will

equal

(1)

the

accrued

investor

fee

as

of

the

immediately

preceding
calendar

day
plus

(2)

the

daily

fee

value

on

such

calendar

day
minus
(3)

the

coupon

adjustment

fee

amount

on

such

calendar

day.

If

the

ETNs
undergo

a

split

or

reverse

split,

the

accrued

investor

fee

will

be

adjusted

accordingly.
The

“
daily

fee

value
”

on

any

calendar

day

is

equal

to

the

product

of

(1)

the

closing

VWAP

level

on

such

calendar

day
divided

by

the
VWAP

factor

and

(2)

0.80%
divided

by

365.

Because

the

daily

fee

value

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily
basis,

the

net

effect

of

the

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

approximately

0.80%

per

year.
On

any

calendar

day

that

is

not

a

coupon

ex-date,

the

“
coupon

adjustment

fee

amount
”

will

equal

zero.

On

any

calendar

day

that

is

a
coupon

ex-date,

the

coupon

adjustment

fee

amount

will

equal

(i)

the

coupon

adjustment

dividend

amount

on

such

coupon

ex-date,

if

the

coupon
amount

in

respect

of

such

coupon-ex

date

is

zero

or

(ii)

the

accrued

investor

fee

on

the

coupon

valuation

date

immediately

preceding

such
coupon

ex-date,

if

the

coupon

amount

in

respect

of

such

coupon-ex

date

is

greater

than

zero.

The

effect

of

the

coupon

adjustment

fee

amount
as

of

each

coupon

ex-date

is

to

reduce

the

accrued

investor

fee

by

the

portion

of

the

accrued

investor

fee

that

was

offset

against

accrued
dividends

in

calculating

any

coupon

amount

that

holders

will

be

entitled

to

receive

on

the

immediately

following

coupon

payment

date.

If

the
coupon

amount

in

respect

of

any

coupon

valuation

date

is

zero,

which

means

that

the

accrued

investor

fee

as

of

that

coupon

valuation

date

is
equal

to

or

greater

than

the

accrued

dividend

as

of

that

coupon

valuation

date,

the

accrued

investor

fee

will

be

reduced

by

the

accrued

dividend
and

the

remaining

accrued

investor

fee

will

effectively

be

carried

forward

to

be

offset

against

subsequent

accrued

dividends.
The

“
redemption

charge
”

is

a

one-time

charge

imposed

upon

holder

redemption

and

is

equal

to

0.125%
times

the

closing

indicative
value

on

the

applicable

valuation

date.

The

redemption

charge

is

intended

to

allow

us

to

recoup

the

brokerage

and

other

transaction

costs

that
we

will

incur

in

connection

with

redeeming

the

ETNs.

The

proceeds

we

receive

from

the

redemption

charge

may

be

more

or

less

than

such
costs.
An

“
index

business

day
”

means

any

day

on

which

the

Index

Sponsor

publishes

a

level

for

the

Index.
Valuation

Date

and

Dates

Relating

to

Coupon

Payments
A

“
valuation

date
”

is

each

business

day

from

January

3,

2013

to

December

2,

2042

inclusive

(or,

if

such

date

is

not

a

trading

day,

the
next

succeeding

trading

day),

unless

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

that

day

in
respect

of

the

Index.

In

that

event,

the

valuation

date

will

be

the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a
market

disruption

event

does

not

occur

and

is

not

continuing.

In

no

event,

however,

will

any

valuation

date

be

postponed

by

more

than

five
business

days.

We

refer

to

January

3,

2013

as

the

“
initial

valuation

date
”

and

December

2,

2042

as

the

“
final

valuation

date
”.
A

“
trading

day
”

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York

City

and

(2)

trading

is

generally

conducted

on

the

CBOE

BZX,

in
each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
coupon

valuation

date
”

means

the

15
th

of

February,

May,

August

and

November

of

each

calendar

year

during

the

term

of

the

ETNs
or

if

such

date

is

not

an

index

business

day,

then

the

first

index

business

day

following

such

date

(subject

to

the

occurrence

of

a

market
disruption

event).

The

first

coupon

valuation

date

was

on

February

15,

2013.
A

“
coupon

ex-date
”

means

the

seventh

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a
market

disruption

event).

The

first

coupon

ex-date

was

on

February

27,

2013.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

34
A

“
coupon

record

date
”

means

the

ninth

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a
market

disruption

event).

The

first

coupon

record

date

was

on

March

1,

2013.
A

“
coupon

payment

date
”

means

the

15
th

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a
market

disruption

event).

The

first

coupon

payment

date

was

on

March

11,

2013.
A
“market

disruption

event”

means

any

of

the

following

with

respect

to

the

Index,

(i)

a

suspension,

absence

or

limitation

of

trading

in
Index

Constituents

constituting

20%

or

more,

by

weight,

of

the

Index;

(ii)

a

suspension,

absence

or

limitation

of

trading

in

futures

or

options
contracts

relating

to

the

Index

on

their

respective

markets;

(iii)

any

event

that

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the
ability

of

market

participants

to

(x)

effect

transactions

in,

or

obtain

market

values

for,

Index

Constituents

constituting

20%

or

more,

by

weight,

of
the

Index,

or

(y)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating

to

the

Index

on

their

respective

markets;
(iv)

the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

Index

Constituents

constituting

20%

or
more,

by

weight,

of

the

Index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of

that

market

(without

regard

to

after
hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier

closing

time

is

announced

by

the

primary

market

at
least

one

hour

prior

to

the

earlier

of

(x)

the

actual

closing

time

for

the

regular

trading

session

on

such

primary

market

on

such

scheduled

trading
day

for

such

primary

market

and

(y)

the

submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the
close

of

trading

on

such

scheduled

trading

day

for

such

primary

market;

(v)

any

scheduled

trading

day

on

which

(x)

the

primary

markets

for
Index

Constituents

constituting

20%

or

more,

by

weight,

of

the

Index

or

(y)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or
options

contracts

on

the

Index

are

traded,

fails

to

open

for

trading

during

its

regular

trading

session;

(vi)

if

the

Index

Sponsor

does

not

publish
the

level

of

the

Index

on

an

index

business

day

or

the

Index

is

otherwise

not

available;

or

(vii)

any

other

event,

if

the

calculation

agent
determines

that

the

event

interferes

with

our

ability

or

the

ability

of

any

of

our

affiliates

to

unwind

all

or

a

portion

of

a

hedge

with

respect

to

the
ETNs

that

we

or

our

affiliates

have

effected

or

may

effect;

and,

in

any

of

these

events,

the

calculation

agent

determines

that

the

event

was
material.

For

purposes

of

determining

whether

a

market

disruption

event

has

occurred,

the

following

event

will

not

be

a

market

disruption

event:
(a)

a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

Index

Constituent

is

traded,

but

only

if

the

limitation

results

from

an
announced

change

in

the

regular

business

hours

of

the

relevant

market;

or

(b)

a

decision

to

permanently

discontinue

trading

in

futures

or
options

contracts

relating

to

the

Index.

For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the
relevant

exchange

or

market

is

itself

closed

for

trading

under

ordinary

circumstances.

In

contrast,

a

suspension

or

limitation

of

trading

in

futures
or

options

contracts

related

to

the

Index,

if

available,

in

the

primary

market

for

those

contracts,

by

reason

of

any

of:

(A)

a

price

change
exceeding

limits

set

by

that

market,

(B)

an

imbalance

of

orders

relating

to

those

contracts,

or

(C)

a

disparity

in

bid

and

ask

quotes

relating

to
those

contracts,

will

constitute

a

suspension

or

material

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

in

the

primary
market

for

those

contracts.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

last

day

of

the

final
measurement

period

does

not

qualify

as

a

business

day,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

last

day

of

the

final
measurement

period.

The

calculation

agent

may

postpone

the

final

valuation

date—and

therefore

the

maturity

date—if

a

market

disruption

event
occurs

or

is

continuing

on

a

day

that

would

otherwise

be

the

final

valuation

date.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

or

London,

as

applicable,

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

50,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date

minus

the

redemption

charge.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

trading

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date

(which

will

reflect

the

applicable

closing

VWAP

level

calculated

by

reference

to

the
arithmetic

mean

of

the

VWAP

levels

as

of

the

close

of

trading

on

each

of

the

five

index

business

days

from

and

including

such

valuation

date).
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

any

valuation

date

(other
than

the

final

valuation

date).

The

final

redemption

date

of

the

ETNs

will

be

the

second

business

day

following

the

valuation
date

that

is

immediately

prior

to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

after

the

last

day

of

the

issuer

redemption

measurement

period,

which
will

in

no

event

be

prior

to

the

20
th

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

35
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption,
to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

trading
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

20

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,
the

final

valuation

date

will

be

deemed

to

be

the

date

specified

by

us

in

the

notice

(subject

to

postponement

in

the

event

of

a

market

disruption
event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

after

the

last

day

of

the

issuer

redemption

measurement

period,

but

in

no

event
prior

to

the

20
th

calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Discontinuance

or

Modification

of

the

Index
If

the

Index

Sponsor

discontinues

publication

of

or

otherwise

fails

to

publish

the

Index,

or

the

Index

Sponsor

does

not

make

the

Index
Constituents,

their

unit

weighting

and/or

the

index

divisor

available

to

the

VWAP

calculation

agent,

and

the

Index

Sponsor

or

another

entity
publishes

a

successor

or

substitute

index

that

the

calculation

agent

determines

to

be

comparable

to

the

discontinued

Index

and

for

which

the
Index

Constituents,

their

unit

weighting,

and/or

the

index

divisor

are

available

to

the

VWAP

calculation

agent

(such

index

being

referred

to
herein

as

a

“
successor

index
”),

then

the

VWAP

level

for

such

successor

index

will

be

determined

by

the

VWAP

calculation

agent

by

reference
to

the

sum

of

the

products

of

the

VWAPs

of

the

constituents

underlying

such

successor

index

and

each

such

constituent’s

respective

weighting
within

the

successor

index

(which

sum

will

be

adjusted

by

any

index

divisor

used

by

such

successor

index)

on

the

dates

and

at

the

times

as

of
which

the

VWAP

levels

for

such

successor

index

are

to

be

determined.
If

the

Index

Sponsor

discontinues

publication

of

the

Index

or

does

not

make

the

Index

Constituents,

their

unit

weightings

and/or

index
divisor

available

to

the

VWAP

calculation

agent

prior

to,

and

such

discontinuation

or

unavailability

is

continuing

on

any

index

business

day
during

the

final

measurement

period

or

issuer

redemption

measurement

period,

or

on

a

valuation

date,

as

applicable,

or

any

other

relevant

date
on

which

the

VWAP

level

is

to

be

determined

and

the

calculation

agent

determines

that

no

successor

index

is

available

at

such

time,

or

the
calculation

agent

has

previously

selected

a

successor

index

and

publication

of

such

successor

index

is

discontinued

prior

to,

and

such
discontinuation

is

continuing

on

any

index

business

day

during

the

final

measurement

period

or

issuer

redemption

measurement

period,

or

on
any

valuation

date,

as

applicable,

or

any

other

relevant

date

on

which

the

VWAP

level

is

to

be

determined,

then

the

VWAP

calculation

agent

will
determine

the

relevant

VWAP

levels

using

the

VWAP

and

published

unit

weighting

of

each

Index

Constituent

included

in

the

Index

or

successor
index,

as

applicable,

immediately

prior

to

such

discontinuation

or

unavailability,

as

adjusted

for

certain

corporate

actions

as

described

under
“The

Index—Index

Rebalancings.”
Notwithstanding

these

alternative

arrangements,

discontinuation

of

the

publication

of

the

Index

or

successor

index,

as

applicable,

may
adversely

affect

the

value

of

the

ETNs.
If

at

any

time

the

method

of

calculating

the

Index

or

a

successor

index,

or

the

value

thereof,

is

changed

in

a

material

respect,

or

if

the
Index

or

a

successor

index

is

in

any

other

way

modified

so

that

the

VWAP

level

of

the

Index

or

such

successor

index

does

not,

in

the

opinion

of
the

VWAP

calculation

agent,

fairly

represent

the

VWAP

level

of

the

Index

or

such

successor

index

had

such

changes

or

modifications

not

been
made,

then

the

VWAP

calculation

agent

will

make

such

calculations

and

adjustments

as,

in

the

good

faith

judgment

of

the

VWAP

calculation
agent,

may

be

necessary

in

order

to

arrive

at

a

VWAP

level

of

an

index

comparable

to

the

Index

or

such

successor

index,

as

the

case

may

be,
as

if

such

changes

or

modifications

had

not

been

made,

and

the

VWAP

calculation

agent

will

calculate

the

VWAP

levels

for

the

Index

or

such
successor

index

with

reference

to

the

Index

or

such

successor

index,

as

adjusted.

Accordingly,

if

the

method

of

calculating

the

Index

or

a
successor

index

is

modified

so

that

the

level

of

the

Index

or

such

successor

index

is

a

fraction

of

what

it

would

have

been

if

there

had

been

no
such

modification

(e.g.,

due

to

a

split

in

the

Index),

which,

in

turn,

causes

the

VWAP

level

of

the

Index

or

such

successor

index

to

be

a

fraction
of

what

it

would

have

been

if

there

had

been

no

such

mo

dification,

then

the

VWAP

calculation

agent

will

make

such

calculations

and
adjustments

in

order

to

arrive

at

a

VWAP

level

for

the

Index

or

such

successor

index

as

if

it

had

not

been

modified

(e.g.,

as

if

such

split

had

not
occurred).
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

36
Description

of

iPath
®

Series

B

Bloomberg

Agriculture

Subindex

Total

Return
SM

Exchange-Traded

Notes,
iPath ®

Series

B

Bloomberg

Aluminum

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Coffee

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Copper

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Cotton

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Energy

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Grains

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Industrial

Metals

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Livestock

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Nickel

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath ®

Series

B

Bloomberg

Platinum

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Precious

Metals

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Softs

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Sugar

Subindex

Total

Return
SM

Exchange-Traded

Notes

and

iPath
®

Series

B

Bloomberg

Tin

Subindex

Total

Return
SM

Exchange-Traded

Notes
Terms

defined

within

this

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

each

of

iPath
®

Series

B

Bloomberg

Agriculture

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B
Bloomberg

Aluminum

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Coffee

Subindex

Total

Return
SM

Exchange-
Traded

Notes,

iPath
®

Series

B

Bloomberg

Copper

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Cotton
Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Energy

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®
Series

B

Bloomberg

Grains

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Industrial

Metals

Subindex

Total
Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Livestock

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B
Bloomberg

Nickel

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Platinum

Subindex

Total

Return
SM

Exchange-
Traded

Notes,

iPath
®

Series

B

Bloomberg

Precious

Metals

Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Softs
Subindex

Total

Return
SM

Exchange-Traded

Notes,

iPath
®

Series

B

Bloomberg

Sugar

Subindex

Total

Return
SM

Exchange-Traded

Notes

and
iPath ®

Series

B

Bloomberg

Tin

Subindex

Total

Return
SM

Exchange-Traded

Notes

(together,

the

“
ETNs
”)

is

linked

to

a

sub-index

of

the
Bloomberg

Commodity

Index

Total

Return
SM

(the

“
Commodity

Index
”

or

the

“
BCOM

Index
”)

(the

“
Sub-Indices
”,

and

together

with

the
Commodity

Index,

the

“
Indices
”).

Each

Index

is

composed

of

one

or

more

futures

contracts

on

the

relevant

commodity

or

commodities

(the
“
index

components
”)

and

is

intended

to

reflect

the

returns

that

are

potentially

available

through

an

unleveraged

investment

in

the

futures
contract

or

contracts

on

the

physical

commodity

or

commodities

comprising

the

relevant

Index

plus

the

Treasury

Bill

rate

of

interest

that

could
be

earned

on

funds

committed

to

the

trading

of

the

underlying

futures

contracts.

The

Indices

are

the

exclusive

property

of

UBS

Securities

LLC
(collectively

with

its

affiliates,

“
UBS
”)

and

its

licensor.

On

July

1,

2014,

UBS

entered

into

a

commodity

index

license

agreement

with

Bloomberg
Finance

L.P.,

whereby

UBS

has

engaged

Bloomberg’s

services

for

calculation,

publication,

administration

and

marketing

of

the

Bloomberg
Commodity

Indexes
SM
.

Each

Index

is

now

calculated,

administered

and

published

by

Bloomberg

Index

Services

Limited

(“
BISL
”

or

the

“
Index
Administrator
”

and,

collectively

with

its

affiliates,

“
Bloomberg
”

and,

together

with

UBS,

the

“
Index

Sponsors
”).
We

have

listed

each

series

of

ETNs

on

the

NYSE

Arca

stock

exchange

(“
NYSE Arca
”).

The

ticker

symbols

for

the

respective

ETNs

are
as

follows:

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

37
ETN
Ticker
Symbol
iPath ®

Series

B

Bloomberg

Agriculture

Subindex

Total

Return
SM

ETN

JJA
iPath
®

Series

B

Bloomberg

Aluminum

Subindex

Total

Return
SM
ETN

JJU
iPath
®

Series

B

Bloomberg

Coffee

Subindex

Total

Return
SM
ETN

JO
iPath ®

Series

B

Bloomberg

Copper

Subindex

Total

Return
SM
ETN

JJC
iPath ®

Series

B

Bloomberg

Cotton

Subindex

Total

Return
SM
ETN

BAL
iPath
®

Series

B

Bloomberg

Energy

Subindex

Total

Return
SM
ETN JJE
iPath ®

Series

B

Bloomberg

Grains

Subindex

Total

Return
SM
ETN

JJG
iPath ®

Series

B

Bloomberg

Industrial

Metals

Subindex

Total

Return
SM
ETN

JJM
iPath ®

Series

B

Bloomberg

Livestock

Subindex

Total

Return
SM
ETN

COW
iPath
®

Series

B

Bloomberg

Nickel

Subindex

Total

Return
SM
ETN

JJN
iPath ®

Series

B

Bloomberg

Platinum

Subindex

Total

Return
SM
ETN

PGM
iPath ®

Series

B

Bloomberg

Precious

Metals

Subindex

Total

Return
SM
ETN

JJP
iPath ®

Series

B

Bloomberg

Softs

Subindex

Total

Return
SM
ETN

JJS
iPath
®

Series

B

Bloomberg

Sugar

Subindex

Total

Return
SM
ETN SGG
iPath
®

Series

B

Bloomberg

Tin

Subindex

Total

Return
SM

ETN
JJT
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

January

17,

2018

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

January

19,

2018

(the

“
issue
date
”)

and

will

be

due

on

January

23,

2048

(the

“
maturity

date
”).
If

the

maturity

date

for

a

series

of

ETNs

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

final
valuation

date

is

postponed,

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date,

as

postponed.

The

calculation
agent

may

postpone

the

final

valuation

date—and

therefore

the

maturity

date—of

the

ETNs

if

a

market

disruption

event

occurs

or

is

continuing
on

a

day

that

would

otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.

We

describe

market
disruption

events

under

“—Market

Disruption

Event”

below.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

of

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“announcement

date”,

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

a

series

of

ETNs

undergoes

a

split,

we

will

adjust

the

terms

of

such

series

of

ETNs

accordingly.

The

record

date

for

the

split

will

be

the
9
th

business

day

after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

of

such

series

of

ETNs

will

be

rounded

to

8

decimal
places.

The

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately

following

the

record
date.
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

of

such

series

(commonly
referred

to

as

“
partials
”)

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will
be

on

the

9
th

business

day

after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

of

such

series

of

ETNs

will

be

rounded

to

8
decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately
following

the

record

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

38
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

holders

who

own

a

number

of

ETNs

of

such

series

on

the

record

date

which

is

not
evenly

divisible

by

the

split

ratio

will

receive

the

same

treatment

as

all

other

holders

of

such

series

of

ETNs

for

the

maximum

number

of

ETNs

of
such

series

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we

will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”
ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash
payment

for

their

partials

on

the

17
th

business

day

following

the

announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the
closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the

14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

series

of

ETN

on

the

initial

valuation

date

will

equal

$50.

On

each

subsequent

calendar

day
until

maturity

or

early

redemption,

the

closing

indicative

value

for

each

series

of

ETN

will

equal

(1)

the

daily

index

factor

for

such

series

of

ETN
on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)

times

(2)

the

closing

indicative

value

for

such

series

of

ETN

on

the
immediately

preceding

calendar

day

minus

(3)

the

investor

fee

on

such

calendar

day.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing
indicative

value

will

be

adjusted

accordingly.

An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

Index

Sponsors.

The

“
daily

index

factor
”

for

each

series

of

ETNs

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

to

which

those
ETNs

are

linked

on

such

index

business

day

divided

by

(2)

the

closing

level

of

the

Index

to

which

those

ETNs

are

linked

on

the

immediately
preceding

index

business

day.

The

“
investor

fee
”

for

each

series

of

ETN

on

the

initial

valuation

date

will

equal

zero.

On

each

subsequent

calendar

day

until

maturity

or
early

redemption,

the

investor

fee

for

each

series

of

ETN

will

be

equal

to

(1)

0.45%

times

(2)

the

daily

index

factor

for

such

series

of

ETN

on

that
day

(or,

if

such

day

is

not

an

index

business

day,

one)

times

(3)

the

closing

indicative

value

for

such

ETN

on

the

immediately

preceding

calendar
day

divided

by

(4)

365.

Because

the

investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of
the

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

approximately

0.45%

per

year.

Because

the

net

effect

of

the

investor

fee

is

a

fixed
percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the
value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesda

y,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

(i)

that

is

an

index

business

day,

(ii)

on

which

trading

is

generally

conducted

on

NYSE
Arca

and

(iii)

on

which

trading

is

generally

conducted

on

the

markets

on

which

the

futures

contracts

underlying

the

relevant

Index

are

traded,

in
each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

January

17,

2018

to

January

17,

2048,

inclusive,

subject

to

postponement

due

to

the
occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.

The

“
initial

valuation

date
”

for

the

ETNs

is

January

17,

2018.

The

“
final

valuation

date
”

for

the

ETNs

is

January

17,

2048.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption

Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date,

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

50,000

ETNs

of

the

same

series

for
redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer
to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time
to

time,

in

our

sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

ETNs.

If

holders

choose

to
redeem

their

ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing
indicative

value

applicable

to

such

ETN

on

the

applicable

valuation

date.
Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

applicable

to

such

ETN

on

the

applicable

valuation

date.
Redemption

Date
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

the

second

business

day

following

each

valuation

date

(other

than

the

final

valuation

date).
The

final

redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final
valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

following

the

valuation

date

specified

by

us

in

the

issuer

redemption
notice,

which

will

in

no

event

be

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

39
In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder
redemption,

to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

valuation

date

specified
in

their

notice

of

redemption.

If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

In
this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Market

Disruption

Event
As

set

forth

under

“—Payment

at

Maturity,”

“—

Payment

Upon

Holder

Redemption”

and

“—Issuer

Redemption

Procedures”

above,

the
calculation

agent

will

determine

the

level

of

the

relevant

Index

on

each

valuation

date,

including

the

final

valuation

date.

As

described

above,

a
valuation

date

for

any

series

of

ETNs

may

be

postponed

and

thus

the

determination

of

the

level

of

the

relevant

Index

may

be

postponed

if

the
calculation

agent

determines

that,

on

a

valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

any

index
component.

If

such

a

postponement

occurs,

the

value

of

the

index

components

unaffected

by

the

market

disruption

event

shall

be

determined
on

the

scheduled

valuation

date

and

the

value

of

the

affected

index

component

shall

be

determined

using

the

closing

value

of

the

affected

index
component

on

the

first

trading

day

after

that

day

on

which

no

market

disruption

event

occurs

or

is

continuing.

In

no

event,

however,

will

a
valuation

date

for

a

series

of

ETNs

be

postponed

by

more

than

five

trading

days.
If

a

valuation

date

is

postponed

until

the

fifth

trading

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or
is

continuing

on

such

day,

that

day

will

nevertheless

be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole
discretion

of

the

level

of

the

relevant

Index

for

such

day.
Any

of

the

following

will

be

a
“market

disruption

event”
:
●

a

material

limitation,

suspension

or

disruption

in

the

trading

of

any

index

component

which

results

in

a

failure

by

the

trading
facility

on

which

the

relevant

contract

is

traded

to

report

a

daily

contract

reference

price

(the

price

of

the

relevant

contract

that
is

used

as

a

reference

or

benchmark

by

market

participants);
●

the

daily

contract

reference

price

for

any

index

component

is

a

“limit

price”,

which

means

that

the

daily

contract

reference
price

for

such

contract

has

increased

or

decreased

from

the

previous

day’s

daily

contract

reference

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;
●

failure

by

the

Index

Sponsors

to

publish

the

closing

value

of

the

relevant

Index

or

of

the

applicable

trading

facility

or

other
price

source

to

announce

or

publish

the

daily

contract

reference

price

for

one

or

more

index

components;

or

●

any

other

event,

if

the

calculation

agent

determines

in

its

sole

discretion

that

the

event

materially

interferes

with

our

ability

or
the

ability

of

any

of

our

affiliates

to

unwind

all

or

a

material

portion

of

a

hedge

with

respect

to

the

ETNs

that

we

or

our

affiliates
have

effected

or

may

effect.
The

following

events

will

not

be

market

disruption

events:
●

a

limitation

on

the

hours

or

numbers

of

days

of

trading

on

a

trading

facility

on

which

any

index

component

is

traded,

but

only

if
the

limitation

results

from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or

●

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

index

component.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

an

Index
If

the

Index

Sponsors

discontinue

publication

of

an

Index

and

they

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

40
level

of

the

relevant

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

an

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

an

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

level

of

that
Index

is

required

to

be

determined,

or

if

for

any

other

reason

an

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

relevant

Index.
If

the

calculation

agent

determines

that

an

Index,

the

index

components

of

an

Index

or

the

method

of

calculating

an

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

Index

Sponsors

under

their

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

that

Index

or

method

of

calculating

that

Index

as

it

believes
are

appropriate

to

ensure

that

the

level

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

level

of

an

Index

and

the

amount

payable

at
maturity

or

upon

early

redemption

or

otherwise

relating

to

the

value

of

an

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.

Description

of

iPath
®

Series

B

Bloomberg

Natural

Gas

Subindex

Total

Return
SM

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Series

B

Bloomberg

Natural

Gas

Subindex

Total

Return
SM

Exchange-Traded

Notes”

section

are
defined

only

with

respect

to

this

section.
General
The

return

of

the

iPath
®

Series

B

Bloomberg

Natural

Gas

Subindex

Total

Return
SM

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the
performance

of

the

Bloomberg

Natural

Gas

Subindex

Total

Return
SM

(the

“
Index
”).

The

Index

is

a

sub-index

of

the

Bloomberg

Commodity

Index
Total

Return
SM

(the

“
Commodity Index
”

or

the

“
BCOM

Index
”).

The

Index

is

composed

of

one

or

more

futures

contracts

on

commodity

of
natural

gas

(the

“
index

components
”)

and

is

intended

to

reflect

the

returns

that

are

potentially

available

through

(1)

an

unleveraged

investment
in

those

contracts

plus

(2)

the

rate

of

interest

that

could

be

earned

on

cash

collateral

invested

in

specified

Treasury

Bills.

The

BCOM

Index

is

an
index

on

a

basket

of

futures

contracts

on

physical

commodities

and

is

designed

to

be

a

benchmark

for

commodities

as

an

asset

class.

The
Index

is

the

exclusive

property

of

UBS

Securities

LLC

(collectively

with

its

affiliates,

“
UBS
”)

and

its

licensor.

On

July

1,

2014,

UBS

entered

into

a
commodity

index

license

agreement

with

Bloomberg

Finance

L.P.,

whereby

UBS

has

engaged

Bloomberg’s

services

for

calculation,

publication,
administration

and

marketing

of

the

Bloomberg

Commodity

Indexes
SM
.

The

Index

is

now

calculated,

administered

and

published

by

Bloomberg
Index

Services

Limited

(“
BISL
”

or

the

“
Index Administrator
”

and,

collectively

with

its

affiliates,

“
Bloomberg
”

and,

together

with

UBS,

the

“
Index
Sponsors
”).

The

ETNs

are

traded

on

the

NYSE

Arca

exchange

under

the

ticker

symbol

“GAZ.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

March

8,

2017

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

March

13,

2017

(the

“
issue

date
”)
and

will

be

due

on

March

5,

2037

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

final

valuation

date

is
postponed,

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date,

as

postponed.

The

calculation

agent

may

postpone
the

final

valuation

date—and

therefore

the

maturity

date—of

the

ETNs

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day

that

would
otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

41
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14 th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

$50.

On

each

subsequent

calendar

day

until
maturity

or

early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee
on

such

calendar

day.

If

the

ETNs

undergo

any

splits

or

reverse

splits,

the

closing

indicative

value

will

be

adjusted

accordingly.
An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

Index

Sponsors.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day divided by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.45%
times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

investor

fee

accumulates

over
time

and

is

subtracted

at

the

rate

of

approximately

0.45%

per

year.

Because

the

net

effect

of

the

investor

fee

is

a

fixed

percentage

of

the

value
of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and
the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

NYSE

Arca,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

March

8,

2017

to

March

2,

2037,

inclusive,

subject

to

postponement

due

to

the
occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

trading

days

or,

if

such

date

is

not

a

trading

day,

the

next
succeeding

trading

day.
The

“
initial

valuation

date
”

for

the

ETNs

is

March

8,

2017.
The

“
final

valuation

date
”

for

the

ETNs

is

March

2,

2037.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

50,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time

to

time,

in

our
sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

the

ETNs.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

the

third

business

day

following

each

valuation

date

(other

than

the

final

valuation

date).

The
final

redemption

date

will

be

the

third

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation
date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

following

the

valuation

date

specified

by

us

in

the

issuer

redemption
notice,

which

will

in

no

event

be

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

42
In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder
redemption

to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

In
this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Market

Disruption

Event
Each

valuation

date

may

be

postponed

and

thus

the

determination

of

the

level

of

the

Index

may

be

postponed

if

that

valuation

date

is
not

a

trading

day

or

if

the

calculation

agent

determines

that,

on

that

valuation

date,

a

market

disruption

event

has

occurred

or

is

continuing

in
respect

of

the

Index.

Any

commodity

or

commodity

futures

contract

constituting

part

of

the

Index

is

referred

to

as

an

“index

component”

for
purposes

of

this

section.

Any

of

the

following

will

be

a
“market

disruption

event”
:
●

a

material

limitation,

suspension

or

disruption

of

the

trading

day

in

any

index

component

included

directly

or

indirectly

in

the
Index;
●

the

settlement

price

for

any

index

component

included

directly

or

indirectly

in

the

Index

is

a

“limit

price,”

which

means

that

the
settlement

price

for

that

contract

has

increased

or

decreased

from

the

previous

day’s

settlement

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

or
●

failure

by

the

Index

Sponsor

to

announce

or

publish

the

closing

level

of

the

Index

or

of

the

applicable

trading

facility

or

other
price

source

to

announce

or

publish

the

settlement

price

or

closing

level

for

one

or

more

index

components.
The

following

events

will

not

be

market

disruption

events:
●

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

index

component.
If

the

calculation

agent

determines

that

any

valuation

date

(including

the

final

valuation

date)

is

not

a

trading

day

for

any

index
component

or

on

any

valuation

date

(including

the

final

valuation

date)

a

market

disruption

event

occurs

or

is

continuing

in

respect

of

any

index
component,

that

valuation

date

will

be

postponed

to

the

earlier

of

(i)

the

fifth

trading

day

after

the

originally

scheduled

valuation

date

and

(ii)

the
earliest

date

that

the

level,

value

or

price

of

each

index

component

that

is

affected

by

a

market

disruption

event

or

by

the

non-trading

day

can

be
determined.

If

such

a

postponement

occurs,

the

level,

value

or

price

of

the

index

components

unaffected

by

the

market

disruption

event

or

non-
trading

day

will

be

determined

on

the

scheduled

valuation

date

and

the

level,

value

or

price

of

any

affected

index

component

will

be

determined
using

the

settlement

level,

value

or

price

of

that

affected

index

component

on

the

first

trading

day

following

the

scheduled

valuation

date

on
which

no

market

disruption

event

occurs

or

is

continuing

for

that

affected

index

component.

In

no

event,

however,

will

a

valuation

date

be
postponed

by

more

than

five

trading

days.

If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

in

respect

of
any

index

component

on

the

fifth

trading

day

after

the

originally

scheduled

valuation

date,

the

calculation

agent

will

determine

the

level,

value

or
price

for

the

affected

index

component

in

good

faith

and

in

a

commercially

reasonable

manner.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

the

Index
If

the

Index

Sponsors

discontinue

publication

of

the

Index

and

they

or

any

other

person

or

entity

publish

an

index

that

the

calculation
agent

determines

is

comparable

to

the

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the

level

of

the

Index
on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such

successor

index.

If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

the

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

level

of

the

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

43
Index

is

required

to

be

determined,

or

if

for

any

other

reason

the

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

Index.

If

the

calculation

agent

determines

that

the

Index,

the

index

components

or

the

method

of

calculating

the

Index

has

been

changed

at
any

time

in

any

respect

—

including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,

and

whether
the

change

is

made

by

the

Index

Sponsors

under

their

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the

publication

of

a
successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason

—

then

the

calculation

agent

will
be

permitted

(but

not

required)

to

make

such

adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure
that

the

level

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.

All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
Description

of

iPath
®

Series

B

S&P

500
®

VIX

Short-Term

Futures
TM

Exchange-Traded

Notes

and

iPath
®

Series

B

S&P

500
®

VIX

Mid-
Term

Futures
TM

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Series

B

S&P

500
®

VIX

Short-Term

Futures
TM

Exchange-Traded

Notes

and

iPath
®

Series

B

S&P
500 ®

VIX

Mid-Term

Futures
TM

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

iPath
®

Series

B

S&P

500
®

VIX

Short-Term

Futures
TM

Exchange-Traded

Notes

(“
VXX ETN
”)

is

linked

to

the

performance

of
the

S&P

500
®

VIX

Short-Term

Futures

Index

TR

and

the

return

of

the

iPath
®

Series

B

S&P

500
®

VIX

Mid-Term

Futures
TM

Exchange-Traded
Notes

(“
VXZ ETN
,”

together

with

the

VXX

ETN,

the

“
ETNs
”)

is

linked

to

the

performance

of

the

S&P

500
®

VIX

Mid-Term

Futures

Index

TR
(each,

an

“
Index
”

and

collectively,

the

“
Indices
”).

The

Indices

are

designed

to

provide

investors

with

exposure

to

one

or

more

maturities

of
futures

contracts

(the

“
index components
”)

on

the

CBOE

Volatility

Index

®

(the

“
VIX Index
”

or

“
VIX
”).

The

Indices

were

created

by

S&P

Dow
Jones

Indices

LLC

(“
S&P

Dow

Jones

Indices
”

or

the

“
index

sponsor
”).

The

index

sponsor

calculates

the

level

of

the

relevant

Index

daily

when
the

Chicago

Board

Options

Exchange,

Incorporated

(the

“
CBOE
”)

is

open

(excluding

holidays

and

weekends)

and

publishes

it

as

soon

as
practicable

thereafter.

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

under

the

ticker

symbols

“VXX”

and

“VXZ,”

respectively.
Inception,

Issuance

and

Maturity
Each

series

of

ETNs

were

first

sold

on

January

17,

2018

(the

“
inception

date
”).

Each

series

of

ETNs

were

first

issued

on

January

19,
2018

(the

“
issue

date
”)

and

each

will

be

due

on

January

23,

2048

(the

“
maturity

date
”).
If

the

maturity

date

for

a

series

of

ETNs

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

final
valuation

date

is

postponed,

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date,

as

postponed.

The

calculation
agent

may

postpone

the

final

valuation

date—and

therefore

the

maturity

date—of

the

ETNs

if

a

market

disruption

event

occurs

or

is

continuing
on

a

day

that

would

otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.

In

the

event

that
payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with

respect

to

that

deferred
payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$27.193879

for

the

iPath
®

Series

B

S&P

500
®

VIX

Short-Term

Futures
TM

ETNs

and

$16.855272

for
the

iPath
®

Series

B

S&P

500
®

VIX

Mid-Term

Futures
TM
.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

a

series

of

ETNs

undergoes

a

split,

we

will

adjust

the

terms

of

such

series

of

ETNs

accordingly.

The

record

date

for

the

split

will

be

the
9th

business

day

after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

of

such

series

of

ETNs

will

be

rounded

to

8

decimal
places.

The

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately

following

the

record
date.
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

of

such

series

(commonly
referred

to

as

“partials”)

in

a

commercially

reasonable

ma

nner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will
be

on

the

9th

business

day

after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

of

such

series

of

ETNs

will

be

rounded

to

8
decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading

of

such

series

of

ETNs

on

the

business

day

immediately
following

the

record

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

44
In

the

case

of

a

reverse

split

of

a

series

of

ETNs,

holders

who

own

a

number

of

ETNs

of

such

series

on

the

record

date

which

is

not
evenly

divisible

by

the

split

ratio

will

receive

the

same

treatment

as

all

other

holders

of

such

series

of

ETNs

for

the

maximum

number

of

ETNs

of
such

series

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we

will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”
ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash
payment

for

their

partials

on

the

17
th

business

day

following

the

announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the
closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the

14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

the

iPath
®

Series

B

S&P

500
®

VIX

Short-Term

Futures
TM

ETNs

on

the

initial

valuation

date

was
equal

to

$27.193879,

and

the

closing

indicative

value

for

the

iPath
®

Series

B

S&P

500
®

VIX

Mid-Term

Futures
TM

ETNs

on

the

initial

valuation
date

was

equal

to

$16.855272.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption

of

the

relevant

series

of

ETNs,

the

closing
indicative

value

for

each

series

of

ETNs

will

equal

(1)

the

closing

indicative

value

for

that

series

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index

factor

for

that

series

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee
on

such

calendar

day.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

value

will

similarly

be

adjusted

accordingly.
An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

index

sponsor.

The

“
daily

index

factor
”

for

a

series

of

ETNs

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

for

that

series

on
such

index

business

day
divided

by

(2)

the

closing

level

of

the

Index

for

that

series

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

series

of

ETNs

on

the

initial

valuation

date

was

equal

to

zero.

On

each

subsequent

calendar

day

until
maturity

or

early

redemption,

the

investor

fee

for

each

series

of

ETNs

will

be

equal

to

(1)

0.89%
times

(2)

the

closing

indicative

value

for

that
series

on

the

immediately

preceding

calendar

day
times

(3)

the

daily

index

factor

for

that

series

on

that

day

(or,

if

such

day

is

not

an

index
business

day,

one)
divided

by

(4)

365.

Because

the

investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,
the

net

effect

of

the

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

0.89%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.
Because

the

net

effect

of

the

investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or
decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
A

“
trading

day
”

for

a

series

of

ETNs

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York,

(2)

trading

is

generally

conducted

on

the
CBOE

BZX

Exchange

and

(3)

trading

is

generally

conducted

on

the

CBOE,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole
discretion.
A

“
valuation

date
”

means

each

trading

day

from

January

17,

2018

to

January

17,

2048,

inclusive,

subject

to

postponement

due

to

the
occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.

We

refer

to

January

17,

2018

as

the

“
initial
valuation

date
”

and

January

17,

2048

as

the

“
final

valuation

date
”

for

the

ETNs.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date,

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

25,000

ETNs

of

the

same

series

for
redemption,

or

their

broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer
to

engage

in

securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time
to

time,

in

our

sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

ETNs.

If

holders

choose

to
redeem

their

ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing
indicative

value

applicable

to

such

ETN

on

the

applicable

valuation

date

minus

the

redemption

charge.
The

“
redemption

charge
”

is

a

one-time

charge

imposed

upon

holder

redemption

and

is

equal

to

0.05%
times

the

closing

indicative
value

on

the

applicable

valuation

date.

The

redemption

charge

is

intended

to

allow

us

to

recoup

the

brokerage

and

other

transaction

costs

that
we

will

incur

in

connection

with

redeeming

the

ETNs.

The

proceeds

we

receive

from

the

redemption

charge

may

be

more

or

less

than

such
costs.
We

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception

date

until

and
including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the

closing
indicative

value

applicable

to

such

ETN

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
●

in

the

case

of

a

holder

redemption,

the

second

business

day

following

the

applicable

valuation

date

(which

must

be

earlier
than

the

final

valuation

date)

specified

in

their

notice

of

redemption.

Accordingly,

the

final

redemption

date

will

be

the

second
business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation

date;

and

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

45
●

in

the

case

of

an

issuer

redemption,

the

fifth

business

day

following

the

valuation

date

that

we

specify

in

an

issuer

redemption
notice,

which

will

in

no

event

be

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder
redemption

to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date
specified

in

their

notice

of

redemption.
If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

election

to
exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead

be
redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

In
this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Market

Disruption

Event
If

an

Index

is

not

published

on

an

index

business

day,

or

if

a

market

disruption

event

or

a

force

majeure

event

(each

as

defined

below)
has

occurred

or

is

occurring,

and

such

event

affects

any

Index,

any

futures

contract

underlying

any

Index

and/or

the

ability

to

hedge

any

Index,
the

calculation

agent

may

(but

is

not

required

to)

make

determinations

and/or

adjustments

to

the

affected

Index

or

method

of

calculating

the
affected

Index.

The

determination

of

the

value

of

an

ETN

on

a

valuation

date,

including

the

final

valuation

date,

may

be

postponed

if

the
calculation

agent

determines

that

a

market

disruption

or

force

majeure

event

has

occurred

or

is

continuing

on

such

valuation

date.

In

no

event,
however,

will

a

valuation

date

for

any

series

of

ETNs

be

postponed

by

more

than

five

trading

days.

If

a

valuation

date

is

postponed

until

the

fifth
trading

day

following

the

scheduled

valuation

date

but

a

market

disruption

event

occurs

or

is

continuing

on

such

day,

that

day

will

nevertheless
be

the

valuation

date

and

the

calculation

agent

will

make

a

good

faith

estimate

in

its

sole

discretion

of

the

value

of

the

relevant

Index

for

such
day.

All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
The

occurrence

or

existence

of

any

of

the

following,

as

determined

by

the

calculation

agent

in

its

sole

discretion,

will

constitute

a
“
market

disruption

event
”:
●

the

index

sponsor

does

not

publish

the

level

of

an

Index

on

any

index

business

day;
●

a

suspension,

absence

or

material

limitation

of

trading

of

equity

securities

then

constituting

20%

or

more

of

the

level

of

the
S&P

500
®

Index

on

the

relevant

exchanges

(as

defined

below)

for

such

securities

for

more

than

one

hour

of

trading

during,

or
during

the

one

hour

period

preceding

the

close

of,

the

principal

trading

session

on

such

relevant

exchange;
●

a

breakdown

or

failure

in

the

price

and

trade

reporting

systems

of

any

relevant

exchange

for

the

S&P

500
®

Index

as

a

result

of
which

the

reported

trading

prices

for

equity

securities

then

constituting

20%

or

more

of

the

level

of

the

S&P

500
®

Index

are
materially

inaccurate

(i)

during

the

one

hour

preceding

the

close

of

the

principal

trading

session

on

such

relevant

exchange

or
(ii)

during

any

one

hour

period

of

trading

on

such

relevant

exchange;
●

a

suspension,

absence

or

material

limitation

of

trading

on

any

relevant

exchange

for

the

futures

contracts

on

the

VIX

Index

(or
any

relevant

successor

index)

for

more

than

one

hour

of

trading

during,

or

during

the

one

hour

period

preceding

the

close

of,
the

principal

trading

session

on

such

relevant

exchange;
●

a

breakdown

or

failure

in

the

price

and

trade

reporting

systems

of

the

relevant

exchange

for

the

futures

contracts

on

the

VIX
Index

(or

the

relevant

successor

index)

as

a

result

of

which

the

reported

trading

prices

for

options

on

the

S&P

500
®

Index
(“ SPX Options
”)

or

futures

contracts

on

the

VIX

Index

(or

futures

contracts

on

the

relevant

successor

index)

during

the

one
hour

period

preceding,

and

including,

the

scheduled

time

at

which

the

value

of

SPX

Options

is

calculated

for

purposes

of

the
VIX

Index

(or

the

relevant

successor

index)

are

materially

inaccurate;
●

a

decision

to

permanently

discontinue

trading

in

SPX

Options

or

futures

contracts

on

the

VIX

Index

(or

futures

contracts

on
the

relevant

successor

index);
●

on

any

index

business

day,

the

occurrence

or

existence

of

a

lack

of,

or

a

material

decline

in,

the

liquidity

in

the

market

for
trading

in

any

futures

contract

underlying

an

Index;

●

any

event

or

any

condition

(including

without

limitation

any

event

or

condition

that

occurs

as

a

result

of

the

enactment,
promulgation,

execution,

ratification,

interpretation

or

application

of,

or

any

change

in

or

amendment

to,

any

law,

rule

or
regulation

by

an

applicable

governmental

authority)

that

results

in

an

illiquid

market

for

trading

in

any

futures

contract
underlying

an

Index;

and

●

the

declaration

or

continuance

of

a

general

moratorium

in

respect

of

banking

activities

in

any

relevant

city.
A

force

majeure

event

includes

any

event

or

circumstance

(including,

without

limitation,

a

systems

failure,

natural

or

man-made

disaster,
act

of

God,

armed

conflict,

act

of

terrorism,

riot

or

labor

disruption

or

any

similar

intervening

circumstance)

that

the

calculation

agent

determines

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

46
to

be

beyond

the

calculation

agent’s

reasonable

control

and

to

materially

affect

any

Index,

any

futures

contract

underlying

any

Index,

or

the
calculation

of

the

VIX

Index.
For

purposes

of

determining

whether

a

market

disruption

event

has

occurred:
●

a

limitation

on

the

hours

or

number

of

days

of

trading

will

not

constitute

a

market

disruption

event

if

it

results

from

an
announced

change

in

the

regular

business

hours

of

the

relevant

exchange

for

the

S&P

500
®

Index

or

the

VIX

Index

(or

the
relevant

successor

index);
●

limitations

pursuant

to

the

rules

of

any

relevant

exchange

similar

to

NYSE

Rule

80B

(or

any

applicable

rule

or

regulation
enacted

or

promulgated

by

any

other

self-regulatory

organization

or

any

government

agency

of

scope

similar

to

NYSE

Rule
80B

as

determined

by

the

index

sponsor)

on

trading

during

significant

market

fluctuations

will

constitute

a

suspension,
absence

or

material

limitation

of

trading;
●

a

suspension

of

trading

in

an

SPX

Option

or

a

futures

contract

on

the

VIX

Index

(or

futures

contract

on

the

relevant

successor
index)

by

the

relevant

exchange

for

the

VIX

Index

(or

the

relevant

successor

index)

by

reason

of:
●

a

price

change

exceeding

limits

set

by

such

relevant

exchange,
●

an

imbalance

of

orders

relating

to

such

options,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

such

options
will,

in

each

such

case,

constitute

a

suspension,

absence

or

material

limitation

of

trading

on

such

relevant

exchange;

and
●

a

“suspension,

absence

or

material

limitation

of

trading”

on

any

relevant

exchange

will

not

include

any

time

when

such
relevant

exchange

is

itself

closed

for

trading

under

ordinary

circumstances.
“
Relevant

exchange
”

means,

with

respect

to

the

S&P

500
®

Index,

the

primary

exchange

or

market

of

trading

for

any

equity

security

(or
any

combination

thereof)

then

included

in

the

S&P

500
®

Index

or,

with

respect

to

the

VIX

Index

or

any

relevant

successor

index,

the

primary
exchange

or

market

for

SPX

Options

or

futures

contracts

on

the

VIX

Index

(or

futures

contracts

on

the

relevant

successor

index).
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

an

Index
If

the

index

sponsor

discontinues

publication

of

an

Index

and

they

or

any

other

person

or

entity

publishes

an

index

that

the

calculation
agent

determines

is

comparable

to

the

discontinued

Index

and

approves

as

a

successor

index,

then

the

calculation

agent

will

determine

the
level

of

the

relevant

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early

redemption

by

reference

to

such
successor

index.
If

the

calculation

agent

determines

that

the

publication

of

an

Index

is

discontinued

and

that

there

is

no

successor

index,

or

that

the
closing

level

of

an

Index

is

not

available

because

of

a

market

disruption

event

or

for

any

other

reason,

on

the

date

on

which

the

level

of

that
Index

is

required

to

be

determined,

or

if

for

any

other

reason

an

Index

is

not

available

to

us

or

the

calculation

agent

on

the

relevant

date,

the
calculation

agent

will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as
reasonably

possible

replicate

the

relevant

Index.
If

the

calculation

agent

determines

that

an

Index,

the

index

components

of

an

Index

or

the

method

of

calculating

an

Index

has

been
changed

at

any

time

in

any

respect—including

any

addition,

deletion

or

substitution

and

any

reweighting

or

rebalancing

of

index

components,
and

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

is

due

to

events

affecting

one

or

more

of

the

index

components,

or

is

due

to

any

other

reason—then

the
calculation

agent

will

be

permitted

(but

not

required)

to

make

such

adjustments

to

that

Index

or

method

of

calculating

that

Index

as

it

believes
are

appropriate

to

ensure

that

the

level

of

the

Index

used

to

determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

with

respect

to

the

level

of

an

Index

and

the

amount

payable

at
maturity

or

upon

early

redemption

or

otherwise

relating

to

the

value

of

an

Index

may

be

made

in

the

calculation

agent’s

sole

discretion.
Description

of

Barclays

ETN+

Shiller

CAPE
TM

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

Barclays

ETN+

Shiller

CAPE
TM

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

Barclays

ETN+

Shiller

CAPE
TM

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Shiller
Barclays

CAPE
TM

US

Core

Sector

Index

(the

“
Index
”).

The

Index

incorporates

the

CAPE

(Cyclically

Adjusted

Price

Earnings)

ratio

to

assess
equity

market

valuations

of

10

sectors

(the

“Sector

Universe”)

on

a

monthly

basis

and

to

identify

the

relatively

undervalued

sectors

represented
in

the

S&P

500
®

Index

(the

“
S&P

500
”).

The

S&P

500
®

is

intended

to

provide

an

indication

of

the

pattern

of

stock

price

movement

in

the

U.S.
equities

market.

The

Index

then

selects

the

top

four

undervalued

sectors

that

possess

relatively

stronger

price

momentum

over

the

past

twelve
months

and

allocates

an

equally

weighted

notional

long

position

in

the

total

return

version

of

the

S&P

Select

Sector

Indices

(each,

a

“
Sector
Index
”

and

collectively,

the

“
Sector

Indices
”)

corresponding

to

the

selected

sectors.

Each

Sector

Index

is

comprised

of

equity

securities

of

all

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

47
companies

included

in

the

S&P

500
®

that

are

classified

as

members

of

the

relevant

sectors

represented

by

such

Sector

Index

generally
according

to

the

Global

Industry

Classification

Standard

(“
GICS
”).

We

refer

herein

to

the

Sector

Indices

represented

in

the

Index

at

any

given
time

collectively

as

the

“
Index

Constituents
”.

The

Index

Constituents

are

calculated,

maintained

and

published

by

S&P

Dow

Jones

Indices

LLC
(“
S&P

Dow

Jones

Indices
”

or

the

“
sector

index

sponsor
”).

The

Index

was

created

by

Barclays

Bank

PLC,

which

is

the

owner

of

the
intellectual

property

and

licensing

rights

relating

to

the

Index.

The

Index

is

administered

and

published

by

Barclays

Index

Administration

(the
“
index

sponsor
”),

a

distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

index

sponsor

has

appointed

a

third-party

index
calculation

agent

(the

“
index

calculation

agent
”),

currently

Bloomberg

Index

Services

Limited

(formerly

known

as

Barclays

Risk

Analytics

and
Index

Solutions

Limited),

to

calculate

and

maintain

the

Index.

The

ETNs

are

traded

on

the

NYSE

Arca

stock

exchange

under

the

ticker

symbol
“CAPE.”
Inception,

Issuance

and

Ma

turity
The

ETNs

were

first

sold

on

October

10,

2012
(the

“
inception

date
”).

The

ETNs

were

first

issued

on

October

15,

2012

(the

“
issue
date
”),

and

will

be

due

on

October

12,

2022

(the

“
maturity

date
”).
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.00.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
”,

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

Holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will

receive

the

same

treatment

as
all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we

will

have

the

right

to

compensate
holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

Our

current

intention
is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the

announcement

date

in

an

amount

equal

to

the
appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the

14
th

business

day

following

the

announcement
date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

applicable

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

any

given

calendar

day

will

be

calculated

in

the

following

manner.

The

closing
indicative

value

on

the

initial

valuation

date

was

$50.00.

On

each

subsequent

calendar

day

until

maturity

or

early

redemption,

the

closing
indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index
factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such

calendar

day.
The

“
daily

index

factor
”

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business

day
divided

by
(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.45%
times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

fee

accumulates

over

time

and

is
subtracted

at

the

rate

of

0.45%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.

Because

the

net

effect

of

the

investor

fee

is

a

fixed
percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the
value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
An

“
index

business

day
”

is

a

day

which

is

a

New

York

Stock

Exchange

trading

day

and

a

NASDAQ

Exchange

trading

day.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

48
A

“
valuation

date
”

is

each

business

day

from

October

10,

2012

to

October

4,

2022

inclusive

(subject

to

the

occurrence

of

a

market
disruption

event)

or,

if

such

date

is

not

a

trading

day,

the

next

succeeding

trading

day,

not

to

exceed

five

business

days.

In

that

event,

the
valuation

date

will

be

the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and
is

not

continuing.

In

no

event,

however,

will

any

valuation

date

be

postponed

by

more

than

five

trading

days.

We

refer

to

October

10,

2012

as
the

“
initial

valuation

date
”

and

October

4,

2022

as

the

“
final

valuation

date
”.
A

“
trading

day
”

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York

City,

(2)

trading

is

generally

conducted

on

the

NYSE

Arca

and

(3)
trading

is

generally

conducted

on

the

markets

on

which

the

equity

securities

underlying

the

Index

Constituents

are

traded,

in

each

case

as
determined

by

the

calculation

agent

in

its

sole

discretion.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

fifth

business

day

before

this
day

does

not

qualify

as

a

valuation

date,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date.

The

calculation
agent

may

postpone

the

final

valuation

date—and

therefore

the

maturity

date—if

a

market

disruption

event

occurs

or

is

continuing

on

a

day

that
would

otherwise

be

the

final

valuation

date,

provided,

however,

that

the

final

valuation

date

will

in

no

event

be

postponed

by

more

than

five
trading

days.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

neither

a

day

on

which

banking

institutions

in
New

York

City

or

London,

as

applicable,

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

25,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

trading

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

a

valuation

date

(other
than

the

final

valuation

date).

The

final

redemption

date

of

the

ETNs

will

be

the

second

business

day

following

the

valuation
date

that

is

immediately

prior

to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

date

specified

by

us

in

the

issuer

redemption

notice,

which

will

in

no

event

be

prior

to

the
tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption,
to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

trading
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,
the

final

valuation

date

will

be

deemed

to

be

the

fifth

trading

day

prior

to

the

redemption

date

(subject

to

postponement

in

the

event

of

a

m

arket
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

date

specified

by

us

in

the

issuer

redemption

notice,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

49
Postponement

of

Valuation

Dates
Valuation

dates

with

respect

to

the

ETNs

may

be

postponed

and

thus

the

determination

of

the

Index

level

may

be

postponed

if

the
calculation

agent

determines

that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.

Any

of
the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:
●

a

suspension,

absence

or

material

limitation

of

trading

in

the

index

constituents

constituting

20%

or

more,

by

weight,

of

the
Index

in

their

respective

primary

markets,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

hour

period
preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close

of

the
regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

a

suspension,

absence

or

material

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective
markets

or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index
in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half
hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close
of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

any

event

that

materially

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

market

participants

to
(1)

effect

transactions

in,

or

obtain

market

values

for,

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in
their

respective

primary

markets,

or

(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating
to

the

Index

on

their

respective

markets

or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or
more,

by

weight,

of

the

Index

in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of
trading

or

during

the

one-half

hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant
valuation

time

is

not

the

close

of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

index

constituents
constituting

20%

or

more,

by

weight,

of

the

index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;

or
●

any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

index

constituents

constituting

20%

or

more,

by

weight,

of

the
Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,

fails

to
open

for

trading

during

its

regular

trading

session.
For

purposes

of

the

ETNs,

“
scheduled

trading

day
”

as

used

therein

shall

mean

trading

day

as

defined

above

under

“Payment

at
Maturity”.

The

following

events

will

not

be

market

disruption

events:
●

a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

index

constituent

is

traded,

but

only

if

the

limitation

results
from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
●

a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

or

any

index

constituent,

if

available,
in

the

primary

market

for

those

contracts,

by

reason

of

any

of:
●

a

price

change

exceeding

limits

set

by

that

market,
●

an

imbalance

of

orders

relating

to

the

index

constituent

or

those

contracts,

as

applicable,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

the

index

constituent

or

those

contracts,

as

applicable,
will

constitute

a

suspension

or

material

limitation

of

trading

in

such

index

component

in

its

primary

market

or

in

futures

or

options
contracts

related

to

the

Index

or

that

index

constituent

in

the

primary

market

for

those

contracts.
For

the

purpose

of

determining

whether

a

market

disruption

event

with

respect

to

the

Index

exists

at

any

time,

if

trading

in

an

index
constituent

is

materially

suspended

or

limited

at

that

time,

then

the

relevant

percentage

contribution

of

that

index

constituent

to

the

level

of

the
Index

shall

be

based

on

a

comparison

of

(x)

the

portion

of

the

level

of

the

Index

attributable

to

that

index

constituent

relative

to

(y)

the

overall
level

of

the

Index,

in

each

case

immediately

before

that

suspension

or

limitation.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not

continuing.

In
no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

trading

days.

If

the

calculation

agent

determines

that

a

market
disruption

event

occurs

or

is

continuing

on

the

fifth

trading

day,

the

calculation

agent

will

make

an

estimate

of

the

closing

level

for

the

Index

that
would

have

prevailed

on

that

fifth

trading

day

in

the

absence

of

the

market

disruption

event.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index,

and

Barclays

Bank

PLC

or

any

other

person

or

entity

publishes

an

index

that
the

calculation

agent

determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the
calculation

agent

will

determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early
redemption

by

reference

to

such

successor

index.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

50
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

the

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

the

Index

is

required

to

be

determined,

the

calculation

agent
will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably

possible
replicate

the

Index.
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such
adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure

that

the

value

of

the

Index

used

to
determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.

Description

of

Barclays

ETN+

Select

MLP

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

Barclays

ETN+

Select

MLP

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

Barclays

ETN+

Select

MLP

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

CIBC

Atlas
Select

MLP

Index

(the

“
Index
”).

The

Index

is

designed

to

provide

exposure

to

a

basket

of

midstream

U.S.

and

Canadian

master

limited
partnerships,

limited

liability

companies

and

corporations

(collectively,

the

“
Index

Constituents
”)

that

trade

on

major

U.S.

exchanges,

are
classified

in

the

GICS
®

Energy

Sector

or

GICS
®

Gas

Utilities

Industry

according

to

the

Global

Industry

Classification

Standard
®

(“
GICS
”)

and
meet

certain

eligibility

criteria.

The

Index

Constituents

are

selected

for

inclusion

in

the

Index

using

the

CIBC

Select

Master

Limited

Partnership
Strategy

(the
“Strategy
”)

developed

by

CIBC

Private

Wealth

Advisers,

Inc.

(formerly,

“Stein

Roe

Investment

Counsel

Inc.

d/b/a

CIBC

Private
Wealth

Management”)

(the

“
Index

Selection

Agent
”).

The

Strategy

dynamically

selects

a

basket

of

up

to

100

Index

Constituents

based

on
certain

eligibility

criteria

including

their

long-term

credit

rating,

the

portion

of

their

cash

flow

driven

by

mid-stream

operations

and

their

size

as
measured

by

free-float

market

capitalization

and

average

daily

trading

value.

The

Index

Selection

Agent

provides

the

Index

Constituents
selected

by

the

Strategy

to

Barclays

Bank

PLC,

which

is

the

owner

of

the

intellectual

property

and

licensing

rights

relating

to

the

Index.

The
Index

is

administered

and

published

by

Barclays

Index

Administration

(the

“
Index

Sponsor
”),

a

distinct

function

within

the

Investment

Bank

of
Barclays

Bank

PLC.

Prior

to

June

25,

2018,

the

Index

was

called

the

Atlantic

Trust

Select

MLP

Index.

The

Index

Sponsor

has

appointed

a

third-
party

index

calculation

agent

(the

“
Index

Calculation

Agent
”),

currently

Bloomberg

Index

Services

Limited

(formerly

known

as

Barclays

Risk
Analytics

and

Index

Solutions

Limited),

to

calculate

and

maintain

the

Index.

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE BZX ”)
under

the

ticker

symbol

“ATMP.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

March

12,

2013

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

March

15,

2013

(the

“
issue

date
”)
and

will

be

due

on

March

18,

2043

(the

“
maturity

date
”).
Coupon
If

holders

or

we

have

not

previously

redeemed

the

ETNs,

for

each

ETN

that

held

on

the

applicable

coupon

record

date,

holders

will
receive

an

interest

payment

in

cash

per

ETN

on

each

coupon

payment

date

in

U.S.

dollars

equal

to

the

coupon

amount,

if

any,

on

the

applicable
coupon

valuation

date.
The

“
coupon

amount
”

on

any

coupon

valuation

date

will

equal

the

greater

of

(i)

zero

and

(ii)(1)

the

accrued

dividend

on

such

coupon
valuation

date
minus

(2)

the

accrued

investor

fee

on

such

coupon

valuation

date.
Denomination
The

ETNs

are

in

denominations

of

$25.00.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“announcement

date”,

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.The

record

date

for

the

split

will

be

the

ninth

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value,

VWAP

factor,

accrued

dividend,

and

accrued

investor

fee

will

be
rounded

to

8

decimal

places.

The

split

will

become

effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the
record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

ninth

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value,

VWAP

factor,

accrued

dividend,

and

accrued

investor

fee

will

be

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

51
rounded

to

8

decimal

places.

The

reverse

split

will

become

effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately
following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

per

ETN

at

maturity

in

U.S.

dollars

equal

to

the

closing

indicative
value

on

the

applicable

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

any

given

calendar

day

until

the

final

valuation

date

or

applicable

valuation

date

(in

the
case

of

early

redemption)

will

equal

(1)

the

ETN

current

value

on

such

calendar

day
plus
(2)

the

accrued

dividend

on

such

calendar

day
minus
(3)

the

accrued

investor

fee

on

such

calendar

day.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

value

will

be

adjusted
accordingly.

The

“
ETN

current

value
”

for

each

ETN

on

any

given

calendar

day

will

be

calculated

as

follows:

The

ETN

current

value

on

the

initial
valuation

date

was

$25.00.

On

any

subsequent

calendar

day

until

maturity

or

early

redemption,

the

ETN

current

value

will

equal

(1)

the

closing
VWAP

level

on

that

day

(or

on

the

immediately

preceding

index

business

day,

if

such

calendar

day

is

not

an

index

business

day)
divided

by

(2)
the

VWAP

factor.
The

“
initial

VWAP

level
”

is

122.48,

which

is

equal

to

the

VWAP

level

at

the

close

of

trading

on

the

initial

valuation

date,

as

determined
by

the

VWAP

calculation

agent.
The

“
closing

VWAP

level
”

is

equal

to

(i)

the

VWAP

level

as

of

the

close

of

trading

on

any

index

business

day,

for

purposes

of

holder
redemption,

or

(ii)

the

arithmetic

mean

of

the

VWAP

levels

as

of

the

close

of

trading

on

each

index

business

day

during

the

final

measurement
period

or

the

issuer

redemption

measurement

period,

for

purposes

of

the

payment

at

maturity

or

upon

issuer

redemption,

respectively,

in

each
case

as

determined

by

the

VWAP

calculation

agent.
“
VWAP

level
”

means,

on

any

index

business

day,

as

calculated

by

the

VWAP

calculation

agent,

the

sum

of

the

products

of

(i)

the
VWAP

of

each

Index

Constituent

as

of

such

date

and

(ii)

the

number

of

units

of

that

Index

Constituent

as

of

such

date

published

by

the

Index
Sponsor.

The

VWAP

level

is

reported

on

Bloomberg

page

“BXVWATMP

<Index>“.
“ VWAP
”

means,

with

respect

to

each

Index

Constituent,

on

any

index

business

day,

the

consolidated

volume-weighted

average

price

of
one

unit

of

such

Index

Constituent

as

determined

by

the

VWAP

calculation

agent

based

on

all

trades

in

such

Index

Constituent

reported

in

the
consolidated

tape

system

during

the

regular

trading

session.
The

“
VWAP

factor
”

is

4.89920,

which

is

equal

to

(1)

the

initial

VWAP

level
divided

by

(2)

the

principal

amount

per

ETN.

If

the

ETNs
undergo

a

split

or

reverse

split,

the

VWAP

factor

will

be

adjusted

accordingly.
The

“
accrued

dividend
”

for

each

ETN

on

any

calendar

day

will

be

calculated

as

follows:

The

accrued

dividend

on

the

initial

valuation
date

was

zero.

The

accrued

dividend

on

any

subsequent

calendar

day

will

equal

(1)

the

accrued

dividend

as

of

the

immediately

preceding
calendar

day
plus

(2)

the

dollar

dividend

value

on

such

calendar

day
minus
(3)

the

coupon

adjustment

dividend

amount

on

such

calendar

day.

If
the

ETNs

undergo

a

split

or

reverse

split,

the

accrued

dividend

will

be

adjusted

accordingly.
The

“
dollar

dividend

value
”

on

any

calendar

day

will

equal

(1)

the

index

dividend

on

such

calendar

day
divided

by

(2)

the

VWAP

factor.
The

“
index

dividend
”

on

any

calendar

day

represents

the

aggregate

cash

value

of

distributions,

net

of

applicable

dividend

withholding
tax,

that

a

hypothetical

person

holding

Index

Constituents

in

proportion

to

the

weights

of

the

Index

Constituents

would

have

been

entitled

to
receive

with

respect

to

any

Index

Constituent

for

those

cash

distributions

whose

“ex-dividend

date”

occurs

on

such

calendar

day.

The

index
dividend

on

any

calendar

day

will

equal

the

sum

of

the

products

of

(i)

the

cash

value

of

distributions,

net

of

applicable

dividend

withholding

tax,
that

a

hypothetical

holder

of

one

share

or

unit

of

each

Index

Constituent

on

such

calendar

day

would

have

been

entitled

to

receive

in

respect

of
that

Index

Constituent

for

those

cash

distributions

whose

“ex-dividend

date”

occurs

on

such

calendar

day

and

(ii)

the

number

of

units

of

that
Index

Constituent

included

in

the

Index

as

of

such

date.

A

dividend

withholding

tax

is

a

tax

applied

to

dividends

or

distributions

that

would

be
received

by

a

holder

of

an

Index

Constituent.

The

applicable

rate

of

the

dividend

withholding

tax

for

purposes

of

calculating

the

index

dividend

at
any

given

time

is

determined

by

the

Index

Sponsor

in

its

discretion,

based

on

the

rate

generally

applicable

in

respect

of

an

Index

Constituent
given

its

jurisdiction

of

organization.

As

of

the

date

of

this

Exhibit

[2.2],

the

applicable

dividend

withholding

tax

would

reduce

the

cash

value

of
distributions

in

respect

of

any

Index

Constituent

organized

under

the

laws

of

Canada

or

any

province

or

territory

of

Canada

by

15%

for

purposes
of

calculating

the

index

dividend.
On

any

calendar

day

that

is

not

a

coupon

ex-date,

the

“
coupon

adjustment

dividend

amount
”

will

equal

zero.

On

any

calendar

day
that

is

a

coupon

ex-date,

the

coupon

adjustment

dividend

amount

will

equal

the

accrued

dividend

on

the

coupon

valuation

date

immediately
preceding

such

coupon

ex-date.

The

effect

of

the

coupon

adjustment

dividend

amount

as

of

each

coupon

ex-date

is

to

reduce

the

accrued
dividend

(and,

therefore,

the

closing

indicative

value)

by

the

amount

of

the

index

dividends

reflected

in

any

coupon

amount

that

holders

will

be
entitled

to

receive

on

the

immediately

following

coupon

payment

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

52
The

“
accrued

investor

fee
”

for

each

ETN

on

any

calendar

day

will

be

calculated

as

follows:

The

accrued

investor

fee

on

the

initial
valuation

date

was

zero.

The

accrued

dividend

on

any

calendar

day

will

equal

(1)

the

accrued

investor

fee

as

of

the

immediately

preceding
calendar

day
plus

(2)

the

daily

fee

value

on

such

calendar

day
minus
(3)

the

coupon

adjustment

fee

amount

on

such

calendar

day.

If

the

ETNs
undergo

a

split

or

reverse

split,

the

accrued

investor

fee

will

be

adjusted

accordingly.
The

“
daily

fee

value
”

on

any

calendar

day

is

equal

to

the

product

of

(1)

the

closing

VWAP

level

on

such

calendar

day
divided

by

the
VWAP

factor

and

(2)

0.95%
divided

by

365.

Because

the

daily

fee

value

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily
basis,

the

net

effect

of

the

fee

accumulates

over

time

and

is

subtracted

at

the

rate

of

approximately

0.95%

per

year.
On

any

calendar

day

that

is

not

a

coupon

ex-date,

the

“
coupon

adjustment

fee

amount
”

will

equal

zero.

On

any

calendar

day

that

is

a
coupon

ex-date,

the

coupon

adjustment

fee

amount

will

equal

(i)

the

coupon

adjustment

dividend

amount

on

such

coupon

ex-date,

if

the

coupon
amount

in

respect

of

such

coupon-ex

date

is

zero

or

(ii)

the

accrued

investor

fee

on

the

coupon

valuation

date

immediately

preceding

such
coupon

ex-date,

if

the

coupon

amount

in

respect

of

such

coupon-ex

date

is

greater

than

zero.

The

effect

of

the

coupon

adjustment

fee

amount
as

of

each

coupon

ex-date

is

to

reduce

the

accrued

investor

fee

by

the

portion

of

the

accrued

investor

fee

that

was

offset

against

accrued
dividends

in

calculating

any

coupon

amount

that

holders

will

be

entitled

to

receive

on

the

immediately

following

coupon

payment

date.

If

the
coupon

amount

in

respect

of

any

coupon

valuation

date

is

zero,

which

means

that

the

accrued

investor

fee

as

of

that

coupon

valuation

date

is
equal

to

or

greater

than

the

accrued

dividend

as

of

that

coupon

valuation

date,

the

accrued

investor

fee

will

be

reduced

by

the

accrued

dividend
and

the

remaining

accrued

investor

fee

will

effectively

be

carried

forward

to

be

offset

against

subsequent

accrued

dividends.
The

“
redemption

charge
”

is

a

one-time

charge

imposed

upon

holder

redemption

and

is

equal

to

0.125%
times

the

closing

indicative
value

on

the

applicable

valuation

date.

The

redemption

charge

is

intended

to

allow

us

to

recoup

the

brokerage

and

other

transaction

costs

that
we

will

incur

in

connection

with

redeeming

the

ETNs.

The

proceeds

we

receive

from

the

redemption

charge

may

be

more

or

less

than

such
costs.
An

“
index

business

day
”

means

any

day

which

is

a

New

York

Stock

Exchange

business

day.
Valuation

Date

and

Dates

Relating

to

Coupon

Payments
A

“
valuation

date
”

is

each

business

day

from

March

12,

2013

to

March

5,

2043

inclusive

(or,

if

such

date

is

not

a

trading

day,

the

next
succeeding

trading

day),

unless

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

that

day

in

respect

of
the

Index.

In

that

event,

the

valuation

date

will

be

the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market
disruption

event

does

not

occur

and

is

not

continuing.

In

no

event,

however,

will

any

valuation

date

be

postponed

by

more

than

five

business
days.

We

refer

to

March

12,

2013

as

the

“
initial

valuation

date
”

and

March

5,

2043

as

the

“
final

valuation

date
”.
A

“
trading

day
”

is

a

day

on

which

(1)

it

is

a

business

day

in

New

York

City

and

(2)

trading

is

generally

conducted

on

the

CBOE

BZX,

in
each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
coupon

valuation

date
”

means

the

15th

of

February,

May,

August

and

November

of

each

calendar

year

during

the

term

of

the

ETNs
or

if

such

date

is

not

an

index

business

day,

then

the

first

index

business

day

following

such

date

(subject

to

the

occurrence

of

a

market
disruption

event).

The

first

coupon

valuation

date

was

on

May

15,

2013.
A

“
coupon

ex-date
”

means

the

eighth

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a

market
disruption

event).

Effective

as

of

August

31,

2017,

the

coupon

ex-date

changed

from

the

seventh

index

business

day

to

the

eighth

index
business

day.

The

first

coupon

ex-date

was

on

May

24,

2013.
A

“
coupon

record

date
”

means

the

ninth

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a
market

disruption

event).

The

first

coupon

record

date

was

on

May

29,

2013.
A

“
coupon

payment

date
”

means

the

15
th

index

business

day

following

each

coupon

valuation

date

(subject

to

the

occurrence

of

a
market

disruption

event).

The

first

coupon

payment

date

was

on

June

6,

2013.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

last

day

of

the

final
measurement

period

does

not

qualify

as

a

business

day,

then

the

maturity

date

will

be

the

fifth

business

day

following

the

last

day

of

the

final
measurement

period.

The

calculation

agent

may

postpone

the

final

valuation

date

—

and

therefore

the

maturity

date

—

if

a

market

disruption
event

occurs

or

is

continuing

on

a

day

that

would

otherwise

be

the

final

valuation

date.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

or

London,

as

applicable,

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

50,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date

minus

the

redemption

charge.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

53
Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

trading

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date

(which

will

reflect

the

applicable

closing

VWAP

level

calculated

by

reference

to

the
arithmetic

mean

of

the

VWAP

levels

as

of

the

close

of

trading

on

each

of

the

five

index

business

days

from

and

including

such

valuation

date).
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

any

valuation

date

(other
than

the

final

valuation

date).

The

final

redemption

date

of

the

ETNs

will

be

the

second

business

day

following

the

valuation
date

that

is

immediately

prior

to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

after

the

last

day

of

the

issuer

redemption

measurement

period,

which
will

in

no

event

be

prior

to

the

20
th

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption,
to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

trading
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

20

calendar

days

prior

to

the

redemption

date

specified

by

us

in

such

notice.

In

this

scenario,
the

final

valuation

date

will

be

deemed

to

be

the

date

specified

by

us

in

the

notice

(subject

to

postponement

in

the

event

of

a

market

disruption
event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

after

the

last

day

of

the

issuer

redemption

measurement

period,

but

in

no

event
prior

to

the

20th

calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

we

will

pay

the

default

amount

in

respect

of
the

principal

of

the

ETNs

at

maturity.

We

describe

the

default

amount

below

under

“General

Terms

of

the

ETNs—Default

Amount”.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index,

and

Barclays

Bank

PLC

or

any

other

person

or

entity

publishes

an

index

that
the

calculation

agent

determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the
calculation

agent

will

determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early
redemption

by

reference

to

such

successor

index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

the

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

the

Index

is

required

to

be

determined,

the

calculation

agent
will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably

possible
replicate

the

Index.
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such
adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure

that

the

value

of

the

Index

used

to
determine

the

amount

payable

on

the

maturity

date

or

upon

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
Postponement

of

Valuation

Dates
Valuation

dates

with

respect

to

the

ETNs

may

be

postponed

and

thus

the

determination

of

the

Index

level

may

be

postponed

if

the
calculation

agent

determines

that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.

Any

of
the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:
●

a

suspension,

absence

or

material

limitation

of

trading

in

the

index

constituents

constituting

20%

or

more,

by

weight,

of

the
Index

in

their

respective

primary

markets,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

hour

period
preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close

of

the
regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

a

suspension,

absence

or

material

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective
markets

or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index
in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

54
hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close
of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

any

event

that

materially

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

market

participants

to
(1)

effect

transactions

in,

or

obtain

market

values

for,

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in
their

respective

primary

markets,

or

(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating
to

the

Index

on

their

respective

markets

or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or
more,

by

weight,

of

the

Index

in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of
trading

or

during

the

one-half

hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant
valuation

time

is

not

the

close

of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

index

constituents
constituting

20%

or

more,

by

weight,

of

the

index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;

or
●

any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

index

constituents

constituting

20%

or

more,

by

weight,

of

the
Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,

fails

to
open

for

trading

during

its

regular

trading

session.
For

purposes

of

the

ETNs,

“
scheduled

trading

day
”

as

used

therein

shall

mean

trading

day

as

defined

above

under

“Payment

at
Maturity”.

The

following

events

will

not

be

market

disruption

events:
●

a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

index

constituent

is

traded,

but

only

if

the

limitation

results
from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
●

a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

or

any

index

constituent,

if

available,
in

the

primary

market

for

those

contracts,

by

reason

of

any

of:
●

a

price

change

exceeding

limits

set

by

that

market,
●

an

imbalance

of

orders

relating

to

the

index

constituent

or

those

contracts,

as

applicable,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

the

index

constituent

or

those

contracts,

as

applicable,
will

constitute

a

suspension

or

material

limitation

of

trading

in

such

index

component

in

its

primary

market

or

in

futures

or

options
contracts

related

to

the

Index

or

that

index

constituent

in

the

primary

market

for

those

contracts.
For

the

purpose

of

determining

whether

a

market

disruption

event

with

respect

to

the

Index

exists

at

any

time,

if

trading

in

an

index
constituent

is

materially

suspended

or

limited

at

that

time,

then

the

relevant

percentage

contribution

of

that

index

constituent

to

the

level

of

the
Index

shall

be

based

on

a

comparison

of

(x)

the

portion

of

the

level

of

the

Index

attributable

to

that

index

constituent

relative

to

(y)

the

overall
level

of

the

Index,

in

each

case

immediately

before

that

suspension

or

limitation.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not

continuing.

In
no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

trading

days.

If

the

calculation

agent

determines

that

a

market
disruption

event

occurs

or

is

continuing

on

the

fifth

trading

day,

the

calculation

agent

will

make

an

estimate

of

the

closing

level

for

the

Index

that
would

have

prevailed

on

that

fifth

trading

day

in

the

absence

of

the

market

disruption

event.
Description

of

Barclays

Women

in

Leadership

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

Barclays

Women

in

Leadership

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

Barclays

Women

in

Leadership

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays
Women

in

Leadership

Total

Return

USD

Index

(the

“
Index
”).

The

Index

is

designed

to

provide

investors

with

exposure

to

U.S.-based

companies
that

satisfy

one

or

both

of

the

gender

diversity

criteria

of

having

a

female

chief

executive

officer

or

having

at

least

25%

female

members

on

the
board

of

directors.

The

universe

of

stocks

from

which

the

Index

selects

eligible

stocks

for

inclusion

consists

of

stocks

of

all

U.S.-based

issuers
listed

on

New

York

Stock

Exchange

or

The

Nasdaq

Stock

Market.

The

stocks

included

in

the

Index

also

have

to

satisfy

certain

market
capitalization,

liquidity

and

other

selection

criteria

and

concentration

limits.

In

some

circumstances,

the

Index

may

also

track,

in

part,

the
performance

of

a

cash

index.

See

“The

Index”

below

for

more

information.

The

Index

was

created

by

Barclays

Bank

PLC,

which

is

the

owner

of
the

intellectual

property

and

licensing

rights

relating

to

the

Index.

The

Index

is

administered

and

published

by

Barclays

Index

Administration

(the
“
index

sponsor
”),

a

distinct

function

within

the

Investment

Bank

of

Barclays

Bank

PLC.

The

index

sponsor

has

appointed

a

third-party

index
calculation

agent

(the

“
index

calculation

agent
”),

currently

Bloomberg

Index

Services

Limited

(formerly

known

as

Barclays

Risk

Analytics

and

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

55
Index

Solutions

Limited),

to

calculate

and

maintain

the

Index.

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker
symbol

“WIL.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

July

9,

2014
(the

“
inception

date
”).

The

ETNs

were

first

issued

on

July

14,

2014
(the

“
inception

date
”)
and

will

be

due

on

July

15,

2024
(the

“
inception

date
”).
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14 th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or
early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such
calendar

day.

If

the

ETNs

undergo

any

splits

or

reverse

splits,

the

closing

indicative

value

will

be

adjusted

accordingly.
An

“
index

business

day
”

is

a

day

on

which

is

the

New

York

Stock

Exchange

and

the

NASDAQ

Stock

Market

are

both

open

for

trading.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day
divided

by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.45%
times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

investor

fee

accumulates

over
time

and

is

subtracted

at

the

rate

of

approximately

0.45%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.

Because

the

net

effect

of

the
investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner
directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

the

CBOE

BZX,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

July

9,

2014
to

July

8,

2024,

inclusive,

subject

to

postponement

due

to

the

occurrence
of

a

market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

56
The

“
initial

valuation

date
”

for

the

ETNs

is

July

9,

2014.
The

“
final

valuation

date
”

for

the

ETNs

is

July

8,

2024.
Postponement

of

Valuation

Dates
Valuation

dates

with

respect

to

the

ETNs

may

be

postponed

and

thus

the

determination

of

the

Index

level

may

be

postponed

if

the
calculation

agent

determines

that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.

Any

of
the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:
●

a

suspension,

absence

or

material

limitation

of

trading

in

the

Index

Constituents

constituting

20%

or

more,

by

weight,

of

the
Index

in

their

respective

primary

markets,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

hour

period
preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close

of

the
regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

a

suspension,

absence

or

material

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective
markets

or

in

futures

or

options

contracts

relating

to

any

Index

Constituents

constituting

20%

or

more,

by

weight,

of

the

Index
in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half
hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close
of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

any

event

that

materially

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

market

participants

to
(1)

effect

transactions

in,

or

obtain

market

values

for,

Index

Constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in
their

respective

primary

markets,

or

(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating
to

the

Index

on

their

respective

markets

or

in

futures

or

options

contracts

relating

to

any

Index

Constituents

constituting

20%
or

more,

by

weight,

of

the

Index

in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours
of

trading

or

during

the

one-half

hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the
relevant

valuation

time

is

not

the

close

of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

Index

Constituents
constituting

20%

or

more,

by

weight,

of

the

index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;

or
●

any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

Index

Constituents

constituting

20%

or

more,

by

weight,

of

the
Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,

fails

to
open

for

trading

during

its

regular

trading

session.
For

purposes

of

the

ETNs,

“
scheduled

trading

day
”

as

used

therein

shall

mean

trading

day.

The

following

events

will

not

be

market

disruption

events:
●

a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

Index

Constituent

is

traded,

but

only

if

the

limitation

results
from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
●

a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

or

any

Index

Constituent,

if

available,
in

the

primary

market

for

those

contracts,

by

reason

of

any

of:
●

a

price

change

exceeding

limits

set

by

that

market,
●

an

imbalance

of

orders

relating

to

the

Index

Constituent

or

those

contracts,

as

applicable,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

the

Index

Constituent

or

those

contracts,

as

applicable,
will

constitute

a

suspension

or

material

limitation

of

trading

in

such

index

component

in

its

primary

market

or

in

futures

or

options
contracts

related

to

the

Index

or

that

Index

Constituent

in

the

primary

market

for

those

contracts.
For

the

purpose

of

determining

whether

a

market

disruption

event

with

respect

to

the

Index

exists

at

any

time,

if

trading

in

an

Index
Constituent

is

materially

suspended

or

limited

at

that

time,

then

the

relevant

percentage

contribution

of

that

Index

Constituent

to

the

level

of

the
Index

shall

be

based

on

a

comparison

of

(x)

the

portion

of

the

level

of

the

Index

attributable

to

that

Index

Constituent

relative

to

(y)

the

overall
level

of

the

Index,

in

each

case

immediately

before

that

suspension

or

limitation.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not

continuing.

In
no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

trading

days.

If

the

calculation

agent

determines

that

a

market
disruption

event

occurs

or

is

continuing

on

the

fifth

trading

day,

the

calculation

agent

will

make

an

estimate

of

the

closing

level

for

the

Index

that
would

have

prevailed

on

that

fifth

trading

day

in

the

absence

of

the

market

disruption

event.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

57
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

final

valuation

date

is
postponed,

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date,

as

postponed.

The

calculation

agent

may

postpone
the

final

valuation

date—and

therefore

the

maturity

date—of

the

ETNs

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day

that

would
otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

25,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time

to

time,

in

our
sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

the

ETNs.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

each

valuation

date
(other

than

the

final

valuation

date).

The

final

redemption

date

will

be

the

second

business

day

following

the

valuation

date
that

is

immediately

prior

to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

following

the

valuation

date

specified

by

us

in

the

issuer

redemption
notice,

which

will

in

no

event

be

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption,
to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

In
this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index

and

Barclays

Bank

PLC

or

any

other

person

or

entity

publishes

an

index

that
the

calculation

agent

determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the
calculation

agent

will

determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early
redemption

by

reference

to

such

successor

index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

the

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

the

Index

is

required

to

be

determined,

the

calculation

agent
will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably

possible
replicate

the

Index.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

58
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such
adjustments

to

the

Index

or

method

of

calculating

the

Index

as

it

believes

are

appropriate

to

ensure

that

the

value

of

the

Index

used

to
determine

the

amount

payable

on

the

maturity

date

or

upon

early

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.

Description

of

Barclays

Return

on

Disability

Exchange-Traded

Note
Terms

defined

within

this

“Description

of

Barclays

Return

on

Disability

Exchange-Traded

Note”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

Barclays

Return

on

Disability

Exchange-Traded

Note

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Return

on
Disability

US

LargeCap

ETN

Total

Return

USD

Index

(the

“
RoD Index
”

or

the

“
Index
”).

The

Index

notionally

tracks

the

returns

that

may

be
available

from

investing

in

a

Basket

comprised

of

stocks

of

up

to

100

companies

that,

according

to

the

RoD

Ranking,

are

considered

the

top
ranked

firms

in

the

disability

market

with

respect

to

creation

of

shareholder

value

and

which

meet

other

eligibility

requirements.

The

phrase
“disability

market”

refers

to

the

1.3

billion

people

globally

who

face

challenges

across

three

general

areas

—

dexterity,

cognition

or

sensory
abilities

—

as

well

as

their

friends

and

family.

The

RoD

Ranking

is

based

on

the

premise

that

companies

which

utilize

certain

best

practices

with
respect

to

employees

with

disabilities,

customers

with

disabilities

and

productivity

processes

that

leverage

the

unique

approaches

to

problem
solving

from

people

with

disabilities

will

create

shareholder

value

and

cause

their

stocks

to

rise.

The

Index

was

created

by

Donovan

Group

LLC
(the

“
index

sponsor
”) ,

which

is

the

owner

of

the

intellectual

property

and

licensing

rights

relating

to

the

Index.

The

Index

is

calculated

by

ICE
Data

Services,

LLC

(the

“
index

calculation

agent
”).

The

ETNs

are

traded

on

the

CBOE

BZX

Exchange

(“
CBOE

BZX
”)

under

the

ticker

symbol
“RODI.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

September

10,

2014
(the

“
inception

date
”).

The

ETNs

were

first

issued

on

September

15,

2014
(the

“
issue
date
”)

and

will

be

due

on

September

17,

2024
(the

“
maturity

date
”).
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.

If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9
th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14 th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

59
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

$50.

On

each

subsequent

calendar

day

until

maturity

or
early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding

calendar

day
times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)
minus

(3)

the

investor

fee

on

such
calendar

day.

If

the

ETNs

undergo

any

splits

or

reverse

splits,

the

closing

indicative

value

will

be

adjusted

accordingly.
An

““
index

business

day
”

is

a

day

on

which

is

the

New

York

Stock

Exchange

and

the

NASDAQ

Stock

Market

are

both

open

for

trading.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day
divided

by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.45%
times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day
times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)
divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

investor

fee

accumulates

over
time

and

is

subtracted

at

the

rate

of

approximately

0.45%

per

year,

which

we

refer

to

as

the

“
investor

fee

rate
”.

Because

the

net

effect

of

the
investor

fee

is

a

fixed

percentage

of

the

value

of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner
directly

proportional

to

the

value

of

each

ETN

and

the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

the

CBOE

BZX,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

September

10,

2014
to

September

10,

2024,

inclusive,

subject

to

postponement

due
to

the

occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

trading

days.
The

“
initial

valuation

date
”

for

the

ETNs

is

September

10,

2014.
The

“
final

valuation

date
”

for

the

ETNs

is

September

10,

2024.
Postponement

of

Valuation

Dates
Valuation

dates

with

respect

to

the

ETNs

may

be

postponed

and

thus

the

determination

of

the

Index

level

may

be

postponed

if

the
calculation

agent

determines

that,

on

the

respective

date,

a

market

disruption

event

has

occurred

or

is

continuing

in

respect

of

the

Index.

Any

of
the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index:
●

a

suspension,

absence

or

limitation

of

trading

in

the

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in
their

respective

primary

markets,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

hour

period

preceding
the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close

of

the

regular

trading
session

in

such

market,

the

relevant

valuation

time;
●

a

suspension,

absence

or

limitation

of

trading

in

futures

or

options

contracts

relating

to

the

Index

on

their

respective

markets
or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in

their
respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of

trading

or

during

the

one-half

hour
period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant

valuation

time

is

not

the

close

of

the
regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

any

event

that

disrupts

or

impairs,

as

determined

by

the

calculation

agent,

the

ability

of

ma

rket

participants

to

(1)

effect
transactions

in,

or

obtain

market

values

for,

index

constituents

constituting

20%

or

more,

by

weight,

of

the

Index

in

their
respective

primary

markets,

or

(2)

effect

transactions

in,

or

obtain

market

values

for,

futures

or

options

contracts

relating

to
the

Index

on

their

respective

markets

or

in

futures

or

options

contracts

relating

to

any

index

constituents

constituting

20%

or
more,

by

weight,

of

the

Index

in

their

respective

primary

markets

for

those

contracts,

in

each

case

for

more

than

two

hours

of
trading

or

during

the

one-half

hour

period

preceding

the

close

of

the

regular

trading

session

in

such

market

or,

if

the

relevant
valuation

time

is

not

the

close

of

the

regular

trading

session

in

such

market,

the

relevant

valuation

time;
●

the

closure

on

any

day

of

the

primary

market

for

futures

or

options

contracts

relating

to

the

Index

or

index

constituents
constituting

20%

or

more,

by

weight,

of

the

index

on

a

scheduled

trading

day

prior

to

the

scheduled

weekday

closing

time

of
that

market

(without

regard

to

after

hours

or

any

other

trading

outside

of

the

regular

trading

session

hours)

unless

such

earlier
closing

time

is

announced

by

the

primary

market

at

least

one

hour

prior

to

the

earlier

of

(1)

the

actual

closing

time

for

the
regular

trading

session

on

such

primary

market

on

such

scheduled

trading

day

for

such

primary

market

and

(2)

the
submission

deadline

for

orders

to

be

entered

into

the

relevant

exchange

system

for

execution

at

the

close

of

trading

on

such
scheduled

trading

day

for

such

primary

market;

or
●

any

scheduled

trading

day

on

which

(1)

the

primary

markets

for

index

constituents

constituting

20%

or

more,

by

weight,

of

the
Index

or

(2)

the

exchanges

or

quotation

systems,

if

any,

on

which

futures

or

options

contracts

on

the

Index

are

traded,

fails

to
open

for

trading

during

its

regular

trading

session.
For

purposes

of

the

ETNs,

“
scheduled

trading

day
”

as

used

therein

shall

mean

trading

day

as

defined

above

under

“Payment

at
Maturity”.

The

following

events

will

not

be

market

disruption

events:

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

60
●

a

limitation

on

the

hours

or

number

of

days

of

trading

on

which

any

index

constituent

is

traded,

but

only

if

the

limitation

results
from

an

announced

change

in

the

regular

business

hours

of

the

relevant

market;

or
●

a

decision

to

permanently

discontinue

trading

in

futures

or

options

contracts

relating

to

the

Index.
For

this

purpose,

an

“absence

of

trading”

on

an

exchange

or

market

will

not

include

any

time

when

the

relevant

exchange

or

market

is
itself

closed

for

trading

under

ordinary

circumstances.
In

contrast,

a

suspension

or

limitation

of

trading

in

futures

or

options

contracts

related

to

the

Index

or

any

index

constituent,

if

available,
in

the

primary

market

for

those

contracts,

by

reason

of

any

of:
●

a

price

change

exceeding

limits

set

by

that

market,
●

an

imbalance

of

orders

relating

to

the

index

constituent

or

those

contracts,

as

applicable,

or
●

a

disparity

in

bid

and

ask

quotes

relating

to

the

index

constituent

or

those

contracts,

as

applicable,
will

constitute

a

suspension

or

material

limitation

of

trading

in

such

index

component

in

its

primary

market

or

in

futures

or

options
contracts

related

to

the

Index

or

that

index

constituent

in

the

primary

market

for

those

contracts.
For

the

purpose

of

determining

whether

a

market

disruption

event

with

respect

to

the

Index

exists

at

any

time,

if

trading

in

an

index
constituent

is

materially

suspended

or

limited

at

that

time,

then

the

relevant

percentage

contribution

of

that

index

constituent

to

the

level

of

the
Index

shall

be

based

on

a

comparison

of

(x)

the

portion

of

the

level

of

the

Index

attributable

to

that

index

constituent

relative

to

(y)

the

overall
level

of

the

Index,

in

each

case

immediately

before

that

suspension

or

limitation.
If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

on

any

valuation

date,

the

valuation

date

will

be
the

first

following

trading

day

on

which

the

calculation

agent

determines

that

a

market

disruption

event

does

not

occur

and

is

not

continuing.

In
no

event,

however,

will

the

valuation

date

be

postponed

by

more

than

five

trading

days.

If

the

calculation

agent

determines

that

a

market
disruption

event

occurs

or

is

continuing

on

the

fifth

trading

day,

the

calculation

agent

will

make

an

estimate

of

the

closing

level

for

the

Index

that
would

have

prevailed

on

that

fifth

trading

day

in

the

absence

of

the

market

disruption

event.
Maturity

Date
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

final

valuation

date

is
postponed,

the

maturity

date

will

be

the

fifth

business

day

following

the

final

valuation

date,

as

postponed.

The

calculation

agent

may

postpone
the

final

valuation

date—and

therefore

the

maturity

date—of

the

ETNs

if

a

market

disruption

event

occurs

or

is

continuing

on

a

day

that

would
otherwise

be

the

final

valuation

date

or

if

the

level

of

the

Index

is

not

available

or

cannot

be

calculated.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.
Payment

Upon

Holder

Redemption

and

Issuer

Redemption
Up

to

the

valuation

date

immediately

preceding

the

final

valuation

date

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem
their

ETNs

on

any

redemption

date

during

the

term

of

the

ETNs,

provided

that

they

present

at

least

25,000

of

the

ETNs

for

redemption

or

their
broker

or

other

financial

intermediary

(such

as

a

bank

or

other

financial

institution

not

required

to

register

as

a

broker-dealer

to

engage

in
securities

transactions)

bundles

their

ETNs

for

redemption

with

those

of

other

investors

to

reach

this

minimum.

We

may

from

time

to

time,

in

our
sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders

of

the

ETNs.

If

holders

choose

to

redeem

their
ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

for

each

ETN

on

the

applicable

redemption

date

equal

to

the

closing

indicative

value

on
the

applicable

valuation

date.

Prior

to

maturity,

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

on

or

after

the

inception
date

until

and

including

maturity.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

in

an

amount

equal

to

the
closing

indicative

value

on

the

applicable

valuation

date.
A

“
redemption

date
”

is:
●

in

the

case

of

holder

redemption,

effective

as

of

August

31,

2017,

the

second

business

day

following

each

valuation

date
(other

than

the

final

valuation

date).

The

final

redemption

date

will

be

the

second

business

day

following

the

valuation

date
that

is

immediately

prior

to

the

final

valuation

date;

and
●

in

the

case

of

issuer

redemption,

the

fifth

business

day

following

the

valuation

date

specified

by

us

in

the

issuer

redemption
notice,

which

will

in

no

event

be

prior

to

the

tenth

calendar

day

following

the

date

on

which

we

deliver

such

notice.
In

the

event

that

payment

upon

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not

accrue

or

be
payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
Holders

may,

subject

to

the

minimum

redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To
redeem

their

ETNs,

holders

must

instruct

their

broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

redemption,
to

us

via

facsimile

or

email

by

no

later

than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

61
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

after

inception

date

until

and

including

maturity.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of

such

election

to
redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

In
this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event

of

a

market
disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

prior

to

the

tenth
calendar

day

following

the

date

on

which

we

deliver

such

notice.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

the

Index

and

Barclays

Bank

PLC

or

any

other

person

or

entity

publishes

an

index

that
the

calculation

agent

determines

is

comparable

to

the

Index

and

the

calculation

agent

approves

such

index

as

a

successor

index,

then

the
calculation

agent

will

determine

the

value

of

the

Index

on

the

applicable

valuation

date

and

the

amount

payable

at

maturity

or

upon

early
redemption

by

reference

to

such

successor

index.
If

the

calculation

agent

determines

that

the

publication

of

the

Index

is

discontinued

and

there

is

no

successor

index,

or

that

the

closing
value

of

the

Index

is

not

available

for

any

reason,

on

the

date

on

which

the

value

of

the

Index

is

required

to

be

determined,

the

calculation

agent
will

determine

the

amount

payable

by

a

computation

methodology

that

the

calculation

agent

determines

will

as

closely

as

reasonably

possible
replicate

the

Index.
If

the

calculation

agent

determines

that

the

Index

or

the

method

of

calculating

the

Index

has

been

changed

at

any

time

in

any

respect,
including

whether

the

change

is

made

by

the

index

sponsor

under

its

existing

policies

or

following

a

modification

of

those

policies,

is

due

to

the
publication

of

a

successor

index,

or

is

due

to

any

other

reason,

then

the

calculation

agent

will

be

permitted

(but

not

required)

to

make

such
adjustments

to

the

Index

level

for

the

ETNs

as

it

believes

are

appropriate

to

ensure

that

the

Index

used

to

determine

the

amount

payable

on

the
maturity

date

or

upon

early

redemption

is

equitable.
All

determinations

and

adjustments

to

be

made

by

the

calculation

agent

may

be

made

in

the

calculation

agent’s

sole

discretion.
Description

of

iPath
®

Series

B

Global

Carbon

Exchange-Tr

aded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Series

B

Global

Carbon

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this
section.
General
The

return

of

the

iPath
®

Series

B

Global

Carbon

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays
Global

Carbon

II

TR

USD

Index

(the

“
Index
”).

The

objective

of

the

Index

is

to

provide

exposure

to

the

price

of

carbon

as

measured

by

the

return
of

futures

contracts

on

carbon

emissions

credits

from

two

of

the

world’s

major

emissions-related

mechanisms

(the

“
mechanisms
”

and

each

a
“ mechanism
”).

The

mechanisms

currently

included

in

the

Index

are

the

European

Union

Emission

Trading

Scheme

(“
EU

ETS
”)

and

the

Kyoto
Protocol’s

Clean

Development

Mechanism

(the

“
CDM
”).

The

Index

is

composed

of

allocations

in

futures

contracts

on

a

carbon

emissions

credit
from

each

mechanism

included

in

the

Index

(each

such

contract,

an

“
Index

Component
”).

The

Index

Components

currently

included

in

the
Index

are

futures

contracts

that

trade

on

the

ICE.

The

allocations

of

the

Index

to

the

Index

Components

are

adjusted

on

an

annual

basis

(each
allocation,

expressed

as

a

percentage

of

the

aggregate

allocations

of

the

Index

in

any

period,

being

referred

to

herein

as

a

“
weight
”).

We

refer
to

this

process

herein

as

“
rebalancing
”

or

“
reweighting
.”

While

the

weights

may

fluctuate

over

time,

since

the

inception

of

the

Index,

the

weight
assigned

to

futures

contracts

associated

with

the

EU

ETS

has

been

greater

than

99.9%,

and

the

weight

assigned

to

futures

contracts
associated

with

the

CDM

has

been

less

than

0.1%.

Accordingly,

the

Index

is

heavily

weighted

toward

futures

contracts

on

carbon

emission
credits

in

the

European

Union.

The

Index

is

maintained

and

calculated

by

Barclays

Bank

PLC

(in

such

capacity,

the

“
index

sponsor
”).

The
closing

level

of

the

Index

will

be

calculated

on

each

index

business

day

and

is

reported

by

Bloomberg

L.P.

or

a

successor

via

the

facilities

of

the
Consolidated

Tape

Association

under

the

ticker

symbol

“
BXIIGC2T
.”

The

ETNs

are

traded

on

the

NYSE

Arca

exchange

under

the

ticker

symbol
“GRN.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

September

9,

2019

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

September

11,

2019

(the

“
issue
date
”)

and

will

be

due

on

September

8,

2049

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

calculation

agent

postpones

the
final

valuation

date

upon

the

occurrence

or

continuance

of

a

market

disruption

event,

then

the

maturity

date

will

be

the

fifth

business

day
following

the

final

valuation

date,

as

postponed.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

62
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$50.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

$50.

On

each

subsequent

calendar

day

until
maturity

or

early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day

times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one)

minus

(3)

the

investor

fee
on

such

calendar

day.

If

the

ETNs

undergo

a

split

or

reverse

split,

the

closing

indicative

value

will

be

adjusted

accordingly.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day divided by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
The

“
investor

fee
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

zero.

On

each

subsequent

calendar

day

until

maturity

or

early
redemption,

the

investor

fee

for

each

ETN

will

be

equal

to

(1)

0.75%

times

(2)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day

times

(3)

the

daily

index

factor

on

that

day

(or,

if

such

day

is

not

an

index

business

day,

one)

divided

by

(4)

365.

Because

the
investor

fee

is

calculated

and

subtracted

from

the

closing

indicative

value

on

a

daily

basis,

the

net

effect

of

the

investor

fee

accumulates

over
time

and

is

subtracted

at

the

rate

of

approximately

0.75%

per

year.

Because

the

net

effect

of

the

investor

fee

is

a

fixed

percentage

of

the

value
of

each

ETN,

the

aggregate

effect

of

the

investor

fee

will

increase

or

decrease

in

a

manner

directly

proportional

to

the

value

of

each

ETN

and
the

amount

of

ETNs

that

are

held,

as

applicable.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

NYSE

Arca,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

September

9,

2019

to

September

2,

2019,

inclusive,

subject

to

postponement

due

to
the

occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

scheduled

trading

days.
An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

index

sponsor.
The

“
initial

valuation

date
”

for

the

ETNs

is

September

9,

2019.
The

“
final

valuation

date
”

for

the

ETNs

is

September

2,

2019.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

up

to

the

valuation

date

immediately

preceding
the

final

valuation

date,

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem

their

ETNs

on

any

redemption

date

during

the

term

of

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

63
the

ETNs.

If

holders

redeem

their

ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

on

such

date

in

an

amount

equal

to

the
closing

indicative

value.

Holders

must

redeem

at

least

5,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any
redemption

date.

We

may

from

time

to

time,

in

our

sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders
of

ETNs.
Prior

to

maturity

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

from

and

including

the
issue

date

to

and

including

the

maturity

date.

To

exercise

our

right

to

redeem,

we

must

deliver

notice

to

the

holders

of

the

ETNs

not

less

than
ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash
payment

in

U.S.

dollars

per

ETN

on

the

corresponding

redemption

date

in

an

amount

equal

to

the

closing

indicative

value

on

the

valuation

date
specified

in

such

notice.
A

“
redemption

date
”

is:

●

In

the

case

of

holder

redemption,

the

redemption

date

is

the

second

business

day

following

the

applicable

valuation

date
(which

must

be

earlier

than

the

final

valuation

date)

specified

in

the

relevant

notice

of

holder

redemption.

Accordingly,

the

final
redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation
date.
●

In

the

case

of

issuer

redemption,

the

redemption

date

is

the

fifth

business

day

following

the

valuation

date

specified

by

us

in
the

issuer

redemption

notice,

which

will

in

no

event

be

later

than

the

maturity

date.
●

In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not
accrue

or

be

payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

holders

may,

subject

to

the

minimum
redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To

redeem

their

ETNs,

holders

must

instruct

their
broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder

redemption

to

us

via

facsimile

or

email

by

no

later
than

4:00

p.m.,

New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

from

and

including

the

issue

date

to

and

including

the

maturity

date.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of
such

election

to

redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem
the

ETNs.

In

this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event
of

a

market

disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

later

than
the

maturity

date.
Market

Disruption

Event
Any

commodity

or

commodity

futures

contract

constituting

part

of

the

Index

is

referred

to

as

an

“Index

Component”

for

purposes

of

this
section.

Any

of

the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index

and

any

affected

Index

Component,

in

each

case

as
determined

by

the

calculation

agent

in

its

sole

discretion:
●

a

material

limitation,

suspension

or

disruption

of

trading

in

any

Index

Component

included

directly

or

indirectly

in

the

Index;
●

the

settlement

price

for

any

Index

Component

included

directly

or

indirectly

in

the

Index

is

a

“limit

price,”

which

means

that

the
settlement

price

for

that

contract

has

increased

or

decreased

from

the

previous

day’s

settlement

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

or
●

failure

by

the

index

sponsor

to

announce

or

publish

the

closing

level

of

the

Index

or

of

the

applicable

trading

facility

or

other
price

source

to

announce

or

publish

the

settlement

price

or

closing

level

for

one

or

more

Index

Components.
The

following

event

will

not

be

a

market

disruption

event:
●

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

Index

Component.
If

the

calculation

agent

determines

that

any

valuation

date

(including

the

final

valuation

date)

is

not

a

scheduled

trading

day

for

any
Index

Component

or

on

any

valuation

date

(including

the

final

valuation

date)

a

market

disruption

event

occurs

or

is

continuing

with

respect

to
any

Index

Component,

the

calculation

agent

may

in

its

sole

discretion

postpone

that

valuation

date

to

the

earlier

of

(i)

the

fifth

scheduled

trading
day

after

the

originally

scheduled

valuation

date

and

(ii)

the

earliest

date

that

the

level,

value

or

price

of

each

Index

Component

that

is

affected
by

a

market

disruption

event

or

by

the

non-scheduled-trading

day

can

be

determined.

If

such

a

postponement

occurs,

the

level,

value

or

price

of
the

Index

Components

unaffected

by

the

market

disruption

event

or

non-scheduled-trading

day

will

be

determined

on

the

originally

scheduled
valuation

date

and

the

level,

value

or

price

of

any

affect

ed

Index

Component

will

be

determined

using

the

settlement

level,

value

or

price

of

that
affected

Index

Component

on

the

first

scheduled

trading

day

following

the

originally

scheduled

valuation

date

on

which

no

market

disruption
event

occurs

or

is

continuing

for

that

affected

Index

Component.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

64
scheduled

trading

days.

If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

with

respect

to

any

Index
Component

on

the

fifth

scheduled

trading

day

after

the

originally

scheduled

valuation

date,

the

calculation

agent

will

determine

the

level,

value
or

price

for

the

affected

Index

Component

in

good

faith

and

in

a

commercially

reasonable

manner.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

or

otherwise

fails

to

publish

the

Index

and

the

index

sponsor

or

another

entity

publishes
a

successor

or

substitute

index

that

the

calculation

agent

determines

to

be

comparable

to

the

discontinued

Index

(the

Index

being

referred

to
herein

as

a

“successor

index”),

then

the

level

of

the

Index

will

be

determined

by

reference

to

the

index

level

of

that

successor

index

on

any
subsequent

date

as

of

which

the

Index

level

is

to

be

determined.

If

a

successor

index

is

selected

by

the

calculation

agent,

the

successor

index
will

be

used

as

a

substitute

for

the

Index

for

all

purposes,

and

the

calculation

agent

may

in

its

sole

discretion

adjust

any

variable,

including

but
not

limited

to,

if

applicable,

any

level

(including

but

not

limited

to

the

intraday

index

level,

closing

index

level,

any

level

derived

from

the

intraday
index

level

or

closing

index

level

or

any

other

relevant

level

on

any

valuation

date)

or

any

combination

thereof

or

any

other

variable.

The
calculation

agent

will

make

any

such

adjustment

with

a

view

to

offsetting,

to

the

extent

practical,

any

difference

in

the

relative

levels

of

the
original

Index

and

the

successor

index

at

the

time

the

original

Index

is

replaced

by

the

successor

index.
If

(1)

the

Index

is

discontinued

or

(2)

the

index

sponsor

fails

to

publish

the

Index,

in

either

case,

prior

to

(and

that

discontinuance

is
continuing

on)

a

valuation

date

and

the

calculation

agent

determines

that

no

successor

index

is

available

at

that

time,

then

the

calculation

agent
will

determine

the

value

to

be

used

for

the

level

of

the

Index.

The

value

to

be

used

for

the

index

level

will

be

computed

by

the

calculation

agent
in

the

same

general

manner

previously

used

by

the

index

sponsor

and

will

reflect

the

performance

of

the

Index

through

the

trading

day

on

which
the

Index

was

last

in

effect

preceding

the

date

of

discontinuance.

If

at

any

time,

there

is:
●

a

material

change

in

the

formula

for

or

the

method

of

calculating

the

level

of

the

Index

or

any

successor

index;
●

a

material

change

in

the

content,

composition

or

constitution

of

the

Index

or

any

successor

index;

or
●

a

change

or

modification

to

the

Index

or

any

successor

index

such

that

the

Index

or

successor

index

does

not,

in

the

opinion
of

the

calculation

agent,

fairly

represent

the

value

of

the

Index

or

successor

index

had

those

changes

or

modifications

not
been

made,
then,

for

purposes

of

calculating

the

closing

level

or

intraday

level

of

the

Index

or

that

successor

index,

any

payments

on

the

ETNs

or
making

any

other

determinations

as

of

or

after

that

time,

the

calculation

agent

may

in

its

sole

discretion

make

such

calculations

and

adjustments
as

the

calculation

agent

determines

may

be

necessary

in

order

to

arrive

at

a

closing

level

or

intraday

level

for

the

Index

or

that

successor

index
comparable

to

the

Index

or

that

successor

index,

as

the

case

may

be,

as

if

those

changes

or

modifications

had

not

been

made,

and

calculate
any

payments

on

the

ETNs

with

reference

to

the

Index

or

that

successor

index,

as

adjusted.

The

calculation

agent

will

make

all

determinations

with

respect

to

adjustments,

including

any

determination

as

to

whether

an

event

that
may

require

an

adjustment

has

occurred,

as

to

the

nature

of

the

adjustment

and

how

it

will

be

made.
Description

of

iPath
®

Silver

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Silver

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

the

iPath
®

Silver

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays

Silver

3

Month

Index
Total

Return

(the

“
Index
”).

The

Index

is

calculated

on

a

total

return

basis

and

is

intended

to

reflect

(1)

the

performance

of

a

rolling

position

in
specified

silver

futures

contracts

that

will

become

the

first

liquid

nearby

futures

contracts

three

months

in

the

future

in

accordance

with

a
specified

schedule

and

(2)

the

return

that

corresponds

to

the

weekly

announced

interest

rate

for

specified

3-month

U.S.

Treasury

bills.

The
Index

is

maintained

and

calculated

by

Barclays

Bank

PLC

(in

such

capacity,

the

“
index

sponsor
”).

The

ETNs

are

traded

on

the

NYSE

Arca
exchange

under

the

ticker

symbol

“SBUG.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

October

7,

2019

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

October

9,

2019

(the

“
issue

date
”)
and

will

be

due

on

October

6,

2049

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

calculation

agent

postpones

the
final

valuation

date

upon

the

occurrence

or

continuance

of

a

market

disruption

event,

then

the

maturity

date

will

be

the

fifth

business

day
following

the

final

valuation

date,

as

postponed.
In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

maturity

date,

penalty

interest

will

not

accrue

or

be

payable

with
respect

to

that

deferred

payment.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

65
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.
Denomination
The

ETNs

are

in

denominations

of

$25.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14
th

business

day

following

the

announcement

date.
In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

$25.

On

each

subsequent

calendar

day

until
maturity

or

early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day

times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one).

If

the

ETNs

undergo

a

split
or

reverse

split,

the

closing

indicative

value

will

be

adjusted

accordingly.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day divided by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

NYSE

Arca,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

October

7,

2019

to

October

1,

2049,

inclusive,

subject

to

postponement

due

to

the
occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

scheduled

trading

days.
An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

index

sponsor.
The

“
initial

valuation

date
”

for

the

ETNs

is

October

7,

2019.
The

“
final

valuation

date
”

for

the

ETNs

is

October

1,

2049.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

up

to

the

valuation

date

immediately

preceding
the

final

valuation

date,

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem

their

ETNs

on

any

redemption

date

during

the

term

of
the

ETNs.

If

holders

redeem

their

ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

on

such

date

in

an

amount

equal

to

the
closing

indicative

value.

Holders

must

redeem

at

least

5,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any
redemption

date.

We

may

from

time

to

time,

in

our

sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders
of

ETNs.
Prior

to

maturity

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

from

and

including

the
issue

date

to

and

including

the

maturity

date.

To

exercise

our

right

to

redeem,

we

must

deliver

notice

to

the

holders

of

the

ETNs

not

less

than
ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

66
payment

in

U.S.

dollars

per

ETN

on

the

corresponding

redemption

date

in

an

amount

equal

to

the

closing

indicative

value

on

the

valuation

date
specified

in

such

notice.
A

“
redemption date
”

is:

●

In

the

case

of

holder

redemption,

the

redemption

date

is

the

second

business

day

following

the

applicable

valuation

date
(which

must

be

earlier

than

the

final

valuation

date)

specified

in

the

relevant

notice

of

holder

redemption.

Accordingly,

the

final
redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation
date.
●

In

the

case

of

issuer

redemption,

the

redemption

date

is

the

fifth

business

day

following

the

valuation

date

specified

by

us

in
the

issuer

redemption

notice,

which

will

in

no

event

be

later

than

the

maturity

date.
●

In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not
accrue

or

be

payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

holders

may,

subject

to

the

minimum
redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To

redeem

their

ETNs,

holders

must

instruct

their
broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder

redemption

to

us

via

email

by

no

later

than

4:00

p.m.,
New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.

If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

from

and

including

the

issue

date

to

and

including

the

maturity

date.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of
such

election

to

redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem
the

ETNs.

In

this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event
of

a

market

disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

later

than
the

maturity

date.
Market

Disruption

Event
Any

commodity

or

commodity

futures

contract

constituting

part

of

the

Index

is

referred

to

as

an

“Index

Component”

for

purposes

of

this
section.

Any

of

the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index

and

any

affected

Index

Component,

in

each

case

as
determined

by

the

calculation

agent

in

its

sole

discretion:
●

a

material

limitation,

suspension

or

disruption

of

trading

in

any

Index

Component

included

directly

or

indirectly

in

the

Index;
●

the

settlement

price

for

any

Index

Component

included

directly

or

indirectly

in

the

Index

is

a

“limit

price,”

which

means

that

the
settlement

price

for

that

contract

has

increased

or

decreased

from

the

previous

day’s

settlement

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

or
●

failure

by

the

index

sponsor

to

announce

or

publish

the

closing

level

of

the

Index

or

of

the

applicable

trading

facility

or

other
price

source

to

announce

or

publish

the

settlement

price

or

closing

level

for

one

or

more

Index

Components.
The

following

event

will

not

be

a

market

disruption

event:
●

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

Index

Component.
If

the

calculation

agent

determines

that

any

valuation

date

(including

the

final

valuation

date)

is

not

a

scheduled

trading

day

for

any
Index

Component

or

on

any

valuation

date

(including

the

final

valuation

date)

a

market

disruption

event

occurs

or

is

continuing

with

respect

to
any

Index

Component,

the

calculation

agent

may

in

its

sole

discretion

postpone

that

valuation

date

to

the

earlier

of

(i)

the

fifth

scheduled

trading
day

after

the

originally

scheduled

valuation

date

and

(ii)

the

earliest

date

that

the

level,

value

or

price

of

each

Index

Component

that

is

affected
by

a

market

disruption

event

or

by

the

non-scheduled-trading

day

can

be

determined.

If

such

a

postponement

occurs,

the

level,

value

or

price

of
the

Index

Components

unaffected

by

the

market

disruption

event

or

non-scheduled-trading

day

will

be

determined

on

the

originally

scheduled
valuation

date

and

the

level,

value

or

price

of

any

affected

Index

Component

will

be

determined

using

the

settlement

level,

value

or

price

of

that
affected

Index

Component

on

the

first

scheduled

trading

day

following

the

originally

scheduled

valuation

date

on

which

no

market

disruption
event

occurs

or

is

continuing

for

that

affected

Index

Component.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five
scheduled

trading

days.

If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

with

respect

to

any

Index
Component

on

the

fifth

scheduled

trading

day

after

the

originally

scheduled

valuation

date,

the

calculation

agent

will

determine

the

level,

value
or

price

for

the

affected

Index

Component

in

good

faith

and

in

a

commercially

reasonable

manner.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

67
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

or

otherwise

fails

to

publish

the

Index

and

the

index

sponsor

or

another

entity

publishes
a

successor

or

substitute

index

that

the

calculation

agent

determines

to

be

comparable

to

the

discontinued

Index

(the

Index

being

referred

to
herein

as

a

“successor

index”),

then

the

level

of

the

Index

will

be

determined

by

reference

to

the

index

level

of

that

successor

index

on

any
subsequent

date

as

of

which

the

Index

level

is

to

be

determined.

If

a

successor

index

is

selected

by

the

calculation

agent,

the

successor

index
will

be

used

as

a

substitute

for

the

Index

for

all

purposes,

and

the

calculation

agent

may

in

its

sole

discretion

adjust

any

variable,

including

but
not

limited

to,

if

applicable,

any

level

(including

but

not

limited

to

the

intraday

index

level,

closing

index

level,

any

level

derived

from

the

intraday
index

level

or

closing

index

level

or

any

other

relevant

level

on

any

valuation

date)

or

any

combination

thereof

or

any

other

variable.

The
calculation

agent

will

make

any

such

adjustment

with

a

view

to

offsetting,

to

the

extent

practical,

any

difference

in

the

relative

levels

of

the
original

Index

and

the

successor

index

at

the

time

the

original

Index

is

replaced

by

the

successor

index.
If

(1)

the

Index

is

discontinued

or

(2)

the

index

sponsor

fails

to

publish

the

Index,

in

either

case,

prior

to

(and

that

discontinuance

is
continuing

on)

a

valuation

date

and

the

calculation

agent

determines

that

no

successor

index

is

available

at

that

time,

then

the

calculation

agent
will

determine

the

value

to

be

used

for

the

level

of

the

Index.

The

value

to

be

used

for

the

index

level

will

be

computed

by

the

calculation

agent
in

the

same

general

manner

previously

used

by

the

index

sponsor

and

will

reflect

the

performance

of

the

Index

through

the

trading

day

on

which
the

Index

was

last

in

effect

preceding

the

date

of

discontinuance.

If

at

any

time,

there

is:
●

a

material

change

in

the

formula

for

or

the

method

of

calculating

the

level

of

the

Index

or

any

successor

index;
●

a

material

change

in

the

content,

composition

or

constitution

of

the

Index

or

any

successor

index;

or
●

a

change

or

modification

to

the

Index

or

any

successor

index

such

that

the

Index

or

successor

index

does

not,

in

the

opinion
of

the

calculation

agent,

fairly

represent

the

level

of

the

Index

or

successor

index

had

those

changes

or

modifications

not
been

made,
then,

for

purposes

of

calculating

the

closing

level

or

intraday

level

of

the

Index

or

that

successor

index,

any

payments

on

the

ETNs

or
making

any

other

determinations

as

of

or

after

that

time,

the

calculation

agent

may

in

its

sole

discretion

make

such

calculations

and

adjustments
as

the

calculation

agent

determines

may

be

necessary

in

order

to

arrive

at

a

closing

level

or

intraday

level

for

the

Index

or

that

successor

index
comparable

to

the

Index

or

that

successor

index,

as

the

case

may

be,

as

if

those

changes

or

modifications

had

not

been

made,

and

calculate
any

payments

on

the

ETNs

with

reference

to

the

Index

or

that

successor

index,

as

adjusted.

The

calculation

agent

will

make

all

determinations

with

respect

to

adjustments,

including

any

determination

as

to

whether

an

event

that
may

require

an

adjustment

has

occurred,

as

to

the

nature

of

the

adjustment

and

how

it

will

be

made.
Description

of

Pacer
®

iPath
®

Gold

Exchange-Traded

Notes
Terms

defined

within

this

“Description

of

iPath
®

Gold

Exchange-Traded

Notes”

section

are

defined

only

with

respect

to

this

section.
General
The

return

of

the

Pacer
®

iPath
®

Gold

Exchange-Traded

Notes

(the

“
ETNs
”)

is

linked

to

the

performance

of

the

Barclays

Gold

3

Month
Index

Total

Return

(the

“
Index
”).

The

Index

is

calculated

on

a

total

return

basis

and

is

intended

to

reflect

(1)

the

performance

of

a

rolling

position
in

specified

gold

futures

contracts

that

will

become

the

first

liquid

nearby

futures

contracts

three

months

in

the

future

in

accordance

with

a
specified

schedule

and

(2)

the

return

that

corresponds

to

the

weekly

announced

interest

rate

for

specified

3-month

U.S.

Treasury

bills.

The
Index

is

maintained

and

calculated

by

Barclays

Bank

PLC

(in

such

capacity,

the

“
index

sponsor
”).

The

ETNs

are

traded

on

the

NYSE

Arca
exchange

under

the

ticker

symbol

“GBUG.”
Inception,

Issuance

and

Maturity
The

ETNs

were

first

sold

on

October

7,

2019

(the

“
inception

date
”).

The

ETNs

were

first

issued

on

October

9,

2019

(the

“
issue

date
”)
and

will

be

due

on

October

6,

2049

(the

“
maturity

date
”).
If

the

maturity

date

is

not

a

business

day,

the

maturity

date

will

be

the

next

following

business

day.

If

the

calculation

agent

postpones

the
final

valuation

date

upon

the

occurrence

or

continuance

of

a

market

disruption

event,

then

the

maturity

date

will

be

the

fifth

business

day
following

the

final

valuation

date,

as

postponed.

In

the

event

that

payment

at

maturity

is

deferred

beyond

the

stated

m

aturity

date,

penalty
interest

will

not

accrue

or

be

payable

with

respect

to

that

deferred

payment.
Coupon
We

will

not

pay

holders

interest

during

the

term

of

the

ETNs.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

68
Denomination
The

ETNs

are

in

denominations

of

$25.

We

reserve

the

right

to

initiate

a

split

or

reverse

split

of

the

ETNs

in

our

sole

discretion.
Split

or

Reverse

Split

of

the

ETNs
On

any

business

day

we

may

elect

to

initiate

a

split

of

the

ETNs

or

a

reverse

split

of

the

ETNs.

Such

date

shall

be

deemed

to

be

the
“
announcement

date
,”

and

we

will

issue

a

notice

to

holders

of

the

relevant

ETNs

and

a

press

release

announcing

the

split

or

reverse

split,
specifying

the

effective

date

of

the

split

or

reverse

split

and

the

split

or

reverse

split

ratio.
If

the

ETNs

undergo

a

split,

we

will

adjust

the

terms

of

the

ETNs

accordingly.

The

record

date

for

the

split

will

be

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

split

will

become

effective

at
the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.
In

the

case

of

a

reverse

split,

we

reserve

the

right

to

address

odd

numbers

of

ETNs

(commonly

referred

to

as

“partials”)

in

a
commercially

reasonable

manner

determined

by

us

in

our

sole

discretion.

The

record

date

for

the

reverse

split

will

be

on

the

9th

business

day
after

the

announcement

date.

Any

adjustment

of

closing

indicative

value

will

be

rounded

to

8

decimal

places.

The

reverse

split

will

become
effective

at

the

opening

of

trading

of

the

ETNs

on

the

business

day

immediately

following

the

record

date.

In

the

case

of

a

reverse

split,

holders

who

own

a

number

of

ETNs

on

the

record

date

which

is

not

evenly

divisible

by

the

split

ratio

will
receive

the

same

treatment

as

all

other

holders

for

the

maximum

number

of

ETNs

they

hold

which

is

evenly

divisible

by

the

split

ratio,

and

we
will

have

the

right

to

compensate

holders

for

their

remaining

or

“partial”

ETNs

in

a

commercially

reasonable

manner

determined

by

us

in

our
sole

discretion.

Our

current

intention

is

to

provide

holders

with

a

cash

payment

for

their

partials

on

the

17
th

business

day

following

the
announcement

date

in

an

amount

equal

to

the

appropriate

percentage

of

the

closing

indicative

value

of

the

reverse

split

-adjusted

ETNs

on

the
14 th

business

day

following

the

announcement

date.

In

the

event

of

a

reverse

split,

the

redemption

amount

will

be

adjusted

accordingly

by

the

Issuer,

in

its

sole

discretion

and

in

a
commercially

reasonable

manner,

to

take

into

account

the

reverse

split.
Payment

at

Maturity
If

holders

hold

their

ETNs

to

maturity,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

equal

to

the

closing

indicative

value

on
the

final

valuation

date.
The

“
closing

indicative

value
”

for

each

ETN

on

the

initial

valuation

date

was

equal

to

$25.

On

each

subsequent

calendar

day

until
maturity

or

early

redemption,

the

closing

indicative

value

for

each

ETN

will

equal

(1)

the

closing

indicative

value

on

the

immediately

preceding
calendar

day

times

(2)

the

daily

index

factor

on

such

calendar

day

(or,

if

such

day

is

not

an

index

business

day,

one).

If

the

ETNs

undergo

a

split
or

reverse

split,

the

closing

indicative

value

will

be

adjusted

accordingly.
The

“
daily

index

factor
”

for

each

ETN

on

any

index

business

day

will

equal

(1)

the

closing

level

of

the

Index

on

such

index

business
day divided by

(2)

the

closing

level

of

the

Index

on

the

immediately

preceding

index

business

day.
A

“
business

day
”

means

a

Monday,

Tuesday,

Wednesday,

Thursday

or

Friday

that

is

not

a

day

on

which

banking

institutions

in

New
York

City

generally

are

authorized

or

obligated

by

law,

regulation,

or

executive

order

to

close.

A

“
trading

day
”

with

respect

to

the

ETNs

is

a

day

that

is

an

index

business

day

and

a

business

day

and

a

day

on

which

trading

is
generally

conducted

on

NYSE

Arca,

in

each

case

as

determined

by

the

calculation

agent

in

its

sole

discretion.
A

“
valuation

date
”

means

each

trading

day

from

October

7,

2019

to

October

1,

2049,

inclusive,

subject

to

postponement

due

to

the
occurrence

of

a

market

disruption

event,

such

postponement

not

to

exceed

five

scheduled

trading

days.
An

“
index

business

day
”

is

a

day

on

which

the

Index

is

calculated

and

published

by

the

index

sponsor.
The

“
initial

valuation

date
”

for

the

ETNs

is

October

7,

2019.
The

“
final

valuation

date
”

for

the

ETNs

is

October

1,

2049.
Payment

Upon

Holder

Redemption

and

Upon

Issuer

Redemption
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

up

to

the

valuation

date

immediately

preceding
the

final

valuation

date,

and

subject

to

certain

restrictions,

holders

may

elect

to

redeem

their

ETNs

on

any

redemption

date

during

the

term

of
the

ETNs.

If

holders

redeem

their

ETNs,

they

will

receive

a

cash

payment

in

U.S.

dollars

per

ETN

on

such

date

in

an

amount

equal

to

the
closing

indicative

value.

Holders

must

redeem

at

least

5,000

ETNs

at

one

time

in

order

to

exercise

their

right

to

redeem

their

ETNs

on

any
redemption

date.

We

may

from

time

to

time,

in

our

sole

discretion,

reduce

this

minimum

redemption

amount

on

a

consistent

basis

for

all

holders
of

ETNs.
Prior

to

maturity

we

may

redeem

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

on

any

business

day

from

and

including

the
issue

date

to

and

including

the

maturity

date.

To

exercise

our

right

to

redeem,

we

must

deliver

notice

to

the

holders

of

the

ETNs

not

less

than
ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem

the

ETNs.

If

we

redeem

the

ETNs,

holders

will

receive

a

cash
payment

in

U.S.

dollars

per

ETN

on

the

corresponding

redemption

date

in

an

amount

equal

to

the

closing

indicative

value

on

the

valuation

date
specified

in

such

notice.
A

“
redemption

date
”

is:

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

69
●

In

the

case

of

holder

redemption,

the

redemption

date

is

the

second

business

day

following

the

applicable

valuation

date
(which

must

be

earlier

than

the

final

valuation

date)

specified

in

the

relevant

notice

of

holder

redemption.

Accordingly,

the

final
redemption

date

will

be

the

second

business

day

following

the

valuation

date

that

is

immediately

prior

to

the

final

valuation
date.
●

In

the

case

of

issuer

redemption,

the

redemption

date

is

the

fifth

business

day

following

the

valuation

date

specified

by

us

in
the

issuer

redemption

notice,

which

will

in

no

event

be

later

than

the

maturity

date.
●

In

the

event

that

payment

upon

early

redemption

is

deferred

beyond

the

original

redemption

date,

penalty

interest

will

not
accrue

or

be

payable

with

respect

to

that

deferred

payment.
Early

Redemption

Procedures
Holder

Redemption

Procedures
If

we

have

not

delivered

notice

of

our

intention

to

exercise

our

right

to

redeem

the

ETNs,

holders

may,

subject

to

the

minimum
redemption

amount

described

above,

elect

to

redeem

their

ETNs

on

any

redemption

date.

To

redeem

their

ETNs,

holders

must

instruct

their
broker

or

other

person

through

whom

holders

hold

their

ETNs

to

deliver

a

notice

of

holder

redemption

to

us

via

email

by

no

later

than

4:00

p.m.,
New

York

City

time,

on

the

business

day

prior

to

the

applicable

valuation

date.
If

holders

elect

to

redeem

their

ETNs

on

a

redemption

date

that

is

later

in

time

than

the

redemption

date

resulting

from

our

subsequent
election

to

exercise

our

issuer

redemption

right,

their

election

to

redeem

their

ETNs

will

be

deemed

to

be

ineffective,

and

their

ETNs

will

instead
be

redeemed

on

the

redemption

date

pursuant

to

such

issuer

redemption.
Issuer

Redemption

Procedures
We

have

the

right

to

redeem

or

“call”

the

ETNs

(in

whole

but

not

in

part)

at

our

sole

discretion

without

holders’

consent

on

any

business
day

on

or

from

and

including

the

issue

date

to

and

including

the

maturity

date.

If

we

elect

to

redeem

the

ETNs,

we

will

deliver

written

notice

of
such

election

to

redeem

to

the

holders

of

such

ETNs

not

less

than

ten

calendar

days

prior

to

the

redemption

date

on

which

we

intend

to

redeem
the

ETNs.

In

this

scenario,

the

final

valuation

date

will

be

the

date

specified

by

us

as

such

in

such

notice

(subject

to

postponement

in

the

event
of

a

market

disruption

event),

and

the

ETNs

will

be

redeemed

on

the

fifth

business

day

following

such

valuation

date,

but

in

no

event

later

than
the

maturity

date.
Market

Disruption

Event
Any

commodity

or

commodity

futures

contract

constituting

part

of

the

Index

is

referred

to

as

an

“
Index

Component
”

for

purposes

of

this
section.
Any

of

the

following

will

be

a
“market

disruption

event”

with

respect

to

the

Index

and

any

affected

Index

Component,

in

each

case

as
determined

by

the

calculation

agent

in

its

sole

discretion:
●

a

material

limitation,

suspension

or

disruption

of

trading

in

any

Index

Component

included

directly

or

indirectly

in

the

Index;
●

the

settlement

price

for

any

Index

Component

included

directly

or

indirectly

in

the

Index

is

a

“limit

price,”

which

means

that

the
settlement

price

for

that

contract

has

increased

or

decreased

from

the

previous

day’s

settlement

price

by

the

maximum
amount

permitted

under

the

applicable

rules

or

procedures

of

the

relevant

trading

facility;

or
●

failure

by

the

index

sponsor

to

announce

or

publish

the

closing

level

of

the

Index

or

of

the

applicable

trading

facility

or

other
price

source

to

announce

or

publish

the

settlement

price

or

closing

level

for

one

or

more

Index

Components.
The

following

event

will

not

be

a

market

disruption

event:
●

a

decision

by

a

trading

facility

to

permanently

discontinue

trading

in

any

Index

Component.
If

the

calculation

agent

determines

that

any

valuation

date

(including

the

final

valuation

date)

is

not

a

scheduled

trading

day

for

any
Index

Component

or

on

any

valuation

date

(including

the

final

valuation

date)

a

market

disruption

event

occurs

or

is

continuing

with

respect

to
any

Index

Component,

the

calculation

agent

may

in

its

sole

discretion

postpone

that

valuation

date

to

the

earlier

of

(i)

the

fifth

scheduled

trading
day

after

the

originally

scheduled

valuation

date

and

(ii)

the

earliest

date

that

the

level,

value

or

price

of

each

Index

Component

that

is

affected
by

a

market

disruption

event

or

by

the

non-scheduled-trading

day

can

be

determined.

If

such

a

postponement

occurs,

the

level,

value

or

price

of
the

Index

Components

unaffected

by

the

market

disruption

event

or

non-scheduled-trading

day

will

be

determined

on

the

originally

scheduled
valuation

date

and

the

level,

value

or

price

of

any

affected

Index

Component

will

be

determined

using

the

settlement

level,

value

or

price

of

that
affected

Index

Component

on

the

first

scheduled

trading

day

following

the

originally

scheduled

valuation

date

on

which

no

market

disruption
event

occurs

or

is

continuing

for

that

affected

Index

Component.

In

no

event,

however,

will

a

valuation

date

be

postponed

by

more

than

five
scheduled

trading

days.

If

the

calculation

agent

determines

that

a

market

disruption

event

occurs

or

is

continuing

with

respect

to

any

Index
Component

on

the

fifth

scheduled

trading

day

after

the

originally

scheduled

valuation

date,

the

calculation

agent

will

determine

the

level,

value
or

price

for

the

affected

Index

Component

in

good

faith

and

in

a

commercially

reasonable

manner.
Default

Amount

on

Acceleration
If

an

Event

of

Default

(as

defined

below)

occurs

and

the

maturity

of

the

ETNs

is

accelerated,

the

amount

declared

due

and

payable
upon

any

acceleration

of

the

ETNs

will

be

determined

by

the

calculation

agent

and

will

equal,

for

each

ETN,

the

closing

indicative

value

on

the
date

of

acceleration.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

70
Discontinuance

or

Modification

of

the

Index
If

the

index

sponsor

discontinues

publication

of

or

otherwise

fails

to

publish

the

Index

and

the

index

sponsor

or

another

entity

publishes
a

successor

or

substitute

index

that

the

calculation

agent

determines

to

be

comparable

to

the

discontinued

Index

(the

Index

being

referred

to
herein

as

a

“
successor

index
”),

then

the

level

of

the

Index

will

be

determined

by

reference

to

the

index

level

of

that

successor

index

on

any
subsequent

date

as

of

which

the

Index

level

is

to

be

determined.

If

a

successor

index

is

selected

by

the

calculation

agent,

the

successor

index
will

be

used

as

a

substitute

for

the

Index

for

all

purposes,

and

the

calculation

agent

may

in

its

sole

discretion

adjust

any

variable

described
herein,

including

but

not

limited

to,

if

applicable,

any

level

(including

but

not

limited

to

the

intraday

index

level,

closing

index

level,

any

level
derived

from

the

intraday

index

level

or

closing

index

level

or

any

other

relevant

level

on

any

valuation

date)

or

any

combination

thereof

or

any
other

variable

described

herein.

The

calculation

agent

will

make

any

such

adjustment

with

a

view

to

offsetting,

to

the

extent

practical,

any
difference

in

the

relative

levels

of

the

original

Index

and

the

successor

index

at

the

time

the

original

Index

is

replaced

by

the

successor

index.
If

(1)

the

Index

is

discontinued

or

(2)

the

index

sponsor

fails

to

publish

the

Index,

in

either

case,

prior

to

(and

that

discontinuance

is
continuing

on)

a

valuation

date

and

the

calculation

agent

determines

that

no

successor

index

is

available

at

that

time,

then

the

calculation

agent
will

determine

the

value

to

be

used

for

the

level

of

the

Index.

The

value

to

be

used

for

the

index

level

will

be

computed

by

the

calculation

agent
in

the

same

general

manner

previously

used

by

the

index

sponsor

and

will

reflect

the

performance

of

the

Index

through

the

trading

day

on

which
the

Index

was

last

in

effect

preceding

the

date

of

discontinuance.
If

at

any

time,

there

is:
●

a

material

change

in

the

formula

for

or

the

method

of

calculating

the

level

of

the

Index

or

any

successor

index;
●

a

material

change

in

the

content,

composition

or

constitution

of

the

Index

or

any

successor

index;

or
●

a

change

or

modification

to

the

Index

or

any

successor

index

such

that

the

Index

or

successor

index

does

not,

in

the

opinion
of

the

calculation

agent,

fairly

represent

the

level

of

the

Index

or

successor

index

had

those

changes

or

modifications

not
been

made,
then,

for

purposes

of

calculating

the

closing

level

or

intraday

level

of

the

Index

or

that

successor

index,

any

payments

on

the

ETNs

or
making

any

other

determinations

as

of

or

after

that

time,

the

calculation

agent

may

in

its

sole

discretion

make

such

calculations

and

adjustments
as

the

calculation

agent

determines

may

be

necessary

in

order

to

arrive

at

a

closing

level

or

intraday

level

for

the

Index

or

that

successor

index
comparable

to

the

Index

or

that

successor

index,

as

the

case

may

be,

as

if

those

changes

or

modifications

had

not

been

made,

and

calculate
any

payments

on

the

ETNs

with

reference

to

the

Index

or

that

successor

index,

as

adjusted.

The

calculation

agent

will

make

all

determinations

with

respect

to

adjustments,

including

any

determination

as

to

whether

an

event

that
may

require

an

adjustment

has

occurred,

as

to

the

nature

of

the

adjustment

and

how

it

will

be

made.
General

Terms

of

the

ETNs
Our

ETNs

are

the

“
debt

securities
”

issued

under

the

Indenture.

Other

than

“Agreement

with

Respect

to

the

Exercise

of

U.K.

Bail-in
Power,”

which

applies

to

only

a

subset

of

our

ETNs

specified

in

that

section,

and

“Default

Amount,”

which

applies

to

a

series

of

ETNs

only

if

so
specified

in

the

relevant

description

above,

the

general

terms

of

the

debt

securities

described

in

this

section

apply

to

all

of

our

ETNs.
Agreement

with

Respect

to

the

Exercise

of

U.K.

Bail-in

Power
References

to

“debt

securities”

in

this

section

mean

each

of

the

following

ETNs:
●

iPath
®

Series

B

S&P

500

VIX

Short-Term

Futures
TM
Exchange-Traded

Notes

(VXX)
●

iPath
®

Series

B

S&P

500

VIX

Mid-Term

Futures
TM
Exchange-Traded

Notes

(VXZ)
●

iPath
®

Series

B

Bloomberg

Natural

Gas

Subindex

Total

Return
SM
Exchange-Traded

Notes

(GAZ)
●

iPath
®

Series

B

Bloomberg

Agriculture

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJA)
●

iPath
®

Series

B

Bloomberg

Aluminum

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJU)
●

iPath
®

Series

B

Bloomberg

Coffee

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JO)
●

iPath
®

Series

B

Bloomberg

Copper

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJC)
●

iPath
®

Series

B

Bloomberg

Cotton

Subindex

Total

Return
SM
Exchange-Traded

Notes

(BAL)
●

iPath
®

Series

B

Bloomberg

Energy

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJE)
●

iPath
®

Series

B

Bloomberg

Grains

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJG)
●

iPath
®

Series

B

Bloomberg

Industrial

Metals

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJM)
●

iPath
®

Series

B

Bloomberg

Livestock

Subindex

Total

Return
SM
Exchange-Traded

Notes

(COW)
●

iPath
®

Series

B

Bloomberg

Nickel

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJN)
●

iPath
®

Series

B

Bloomberg

Platinum

Subindex

Total

Return
SM
Exchange-Traded

Notes

(PGM)
●

iPath
®

Series

B

Bloomberg

Precious

Metals

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJP)
●

iPath
®

Series

B

Bloomberg

Softs

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJS)
●

iPath
®

Series

B

Bloomberg

Sugar

Subindex

Total

Return
SM
Exchange-Traded

Notes

(SSG)
●

iPath
®

Series

B

Bloomberg

Tin

Subindex

Total

Return
SM
Exchange-Traded

Notes

(JJT)
●

iPath
®

Series

B

Carbon
Exchange-Traded

Notes

(GRN)
●

iPath
®

Silver
Exchange-Traded

Notes

(SBUG)
●

Pacer
®

iPath
®

Gold
Exchange-Traded

Notes

(GBUG)
Notwithstanding

any

other

agreements,

arrangements

or

understandings

between

Barclays

Bank

PLC

and

any

holder

or

beneficial
owner

of

the

debt

securities,

by

acquiring

the

debt

securities,

each

holder

and

beneficial

owner

of

the

debt

securities

acknowledges,

accepts,

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

71
agrees

to

be

bound

by,

and

consents

to

the

exercise

of,

any

U.K.

Bail-in

Power

(as

defined

below)

by

the

relevant

U.K.

resolution

authority

(as
defined

below)

that

may

result

in

(i)

the

reduction

or

cancellation

of

all,

or

a

portion,

of

the

principal

amount

of,

interest

on,

or

any

other

amounts
payable

on,

the

debt

securities;

(ii)

the

conversion

of

all,

or

a

portion,

of

the

principal

amount

of,

interest

on,

or

any

other

amounts

payable

on,
the

debt

securities

into

shares

or

other

securities

or

other

obligations

of

Barclays

Bank

PLC

or

another

person

(and

the

issue

to,

or

conferral

on,
the

holder

or

beneficial

owner

of

the

debt

securities

such

shares,

securities

or

obligations);

and/or

(iii)

the

amendment

or

alteration

of

the
maturity

of

the

debt

securities,

or

amendment

of

the

amount

of

interest

or

any

other

amounts

due

on

the

debt

securities,

or

the

dates

on

which
interest

or

any

other

amounts

become

payable,

including

by

suspending

payment

for

a

temporary

period;

which

U.K.

Bail-in

Power

may

be
exercised

by

means

of

a

variation

of

the

terms

of

the

debt

securities

solely

to

give

effect

to

the

exercise

by

the

relevant

U.K.

resolution

authority
of

such

U.K.

Bail-in

Power.

Each

holder

and

beneficial

owner

of

the

debt

securities

further

acknowledges

and

agrees

that

the

rights

of

the
holders

or

beneficial

owners

of

the

debt

securities

are

subject

to,

and

will

be

varied,

if

necessary,

solely

to

give

effect

to,

the

exercise

of

any

U.K.
Bail-in

Power

by

the

relevant

U.K.

resolution

authority.

For

the

avoidance

of

doubt,

this

consent

and

acknowledgment

is

not

a

waiver

of

any
rights

holders

or

beneficial

owners

of

the

debt

securities

may

have

at

law

if

and

to

the

extent

that

any

U.K.

Bail-in

Power

is

exercised

by

the
relevant

U.K.

resolution

authority

in

breach

of

laws

applicable

in

England.
For

these

purposes,

a

“
U.K.

Bail-in

Power
”

is

any

write-down,

conversion,

transfer,

modification

and/or

suspension

power

existing

from
time

to

time

under

any

laws,

regulations,

rules

or

requirements

relating

to

the

resolution

of

banks,

banking

group

companies,

credit

institutions
and/or

investment

firms

incorporated

in

the

United

Kingdom

in

effect

and

applicable

in

the

United

Kingdom

to

Barclays

Bank

PLC

or

other
members

of

the

Group

(as

defined

below),

including

but

not

limited

to

any

such

laws,

regulations,

rules

or

requirements

that

are

implemented,
adopted

or

enacted

within

the

context

of

any

applicable

European

Union

directive

or

regulation

of

the

European

Parliament

and

of

the

Council
establishing

a

framework

for

the

recovery

and

resolution

of

credit

institutions

and

investment

firms

and/or

within

the

context

of

a

U.K.

resolution
regime

under

the

U.K.

Banking

Act

2009,

as

the

same

has

been

or

may

be

amended

from

time

to

time

(whether

pursuant

to

the

U.K.

Financial
Services

(Banking

Reform)

Act

2013

(the

“
Banking

Reform

Act

2013
”),

secondary

legislation

or

otherwise,

the

“
Banking

Act
”),

pursuant

to
which

obligations

of

a

bank,

banking

group

company,

credit

institution

or

investment

firm

or

any

of

its

affiliates

can

be

reduced,

cancelled,
amended,

transferred

and/or

converted

into

shares

or

other

securities

or

obligations

of

the

obligor

or

any

other

person

(and

a

reference

to

the
“
relevant

U.K.

resolution

authority
”

is

to

any

authority

with

the

ability

to

exercise

a

U.K.

Bail-in

Power

and

the

“
Group
”

refers

to

Barclays

PLC
(or

any

successor

entity)

and

its

consolidated

subsidiaries).
No

repayment

of

the

principal

amount

of

the

debt

securities

or

payment

of

interest

or

any

other

amounts

payable

on

the

debt

securities
shall

become

due

and

payable

after

the

exercise

of

any

U.K.

Bail-in

Power

by

the

relevant

U.K.

resolution

authority

unless

such

repayment

or
payment

would

be

permitted

to

be

made

by

Barclays

Bank

PLC

under

the

laws

and

regulations

of

the

United

Kingdom

and

the

European

Union
applicable

to

Barclays

Bank

PLC.
Under

the

terms

of

the

debt

securities,

the

exercise

of

the

U.K.

Bail-in

Power

by

the

relevant

U.K.

resolution

authority

with

respect

to

the
debt

securities

will

not

be

a

default

or

an

Event

of

Default.
If

any

debt

securities

provide

for

the

delivery

of

property,

any

reference

to

payment

by

Barclays

Bank

PLC

under

the

debt

securities

will
be

deemed

to

include

that

delivery

of

property.
For

the

avoidance

of

doubt,

references

to

“holder”

in

this

“Agreement

with

Respect

to

the

Exercise

of

U.K.

Bail-in

Power”

section

include
beneficial

owners

of

the

debt

securities.
Holders

of

debt

securities

that

acquire

such

debt

securities

in

the

secondary

market

shall

be

deemed

to

acknowledge,

agree

to

be
bound

by

and

consent

to

the

same

provisions

described

herein

to

the

same

extent

as

the

holders

of

such

debt

securities

that

acquire

the

debt
securities

upon

their

initial

issuance,

including,

without

limitation,

with

respect

to

the

acknowledgment

and

agreement

to

be

bound

by

and
consent

to

the

terms

of

the

debt

securities,

including

in

relation

to

the

U.K.

Bail-in

Power.
Default

Amount
The

default

amount

for

a

series

of

ETNs

on

any

day

will

be

an

amount,

determined

by

the

calculation

agent

in

its

sole

discretion,

equal
to

the

cost

of

having

a

qualified

financial

institution,

of

the

kind

and

selected

as

described

below,

expressly

assume

all

our

payment

and

other
obligations

with

respect

to

that

series

of

ETNs

as

of

that

day

and

as

if

no

default

or

acceleration

had

occurred,

or

to

undertake

other

obligations
providing

substantially

equivalent

economic

value

to

holders

with

respect

to

such

ETNs.

That

cost

will

equal:
●

the

lowest

amount

that

a

qualified

financial

institution

would

charge

to

effect

this

assumption

or

undertaking,

plus

●

the

reasonable

expenses,

including

reasonable

attorneys’

fees,

incurred

by

the

holders

of

such

ETNs

in

preparing

any
documentation

necessary

for

this

assumption

or

undertaking.
During

the

default

quotation

period

for

a

series

of

ETNs,

which

we

describe

below,

the

holders

of

such

ETNs

and/or

we

may

request

a
qualified

financial

institution

to

provide

a

quotation

of

the

amount

it

would

charge

to

effect

this

assumption

or

undertaking.

If

either

party

obtains
a

quotation,

it

must

notify

the

other

party

in

writing

of

the

quotation.

The

amount

referred

to

in

the

first

bullet

point

above

will

equal

the

lowest—
or,

if

there

is

only

one,

the

only—quotation

obtained,

and

as

to

which

notice

is

so

given,

during

the

default

quotation

period.

With

respect

to

any
quotation,

however,

the

party

not

obtaining

the

quotation

may

object,

on

reasonable

and

significant

grounds,

to

the

assumption

or

undertaking
by

the

qualified

financial

institution

providing

the

quotation

and

notify

the

other

party

in

writing

of

those

grounds

within

two

business

days

after
the

last

day

of

the

default

quotation

period,

in

which

case

that

quotation

will

be

disregarded

in

determining

the

default

amount.
Default

Quotation

Period
The

default

quotation

period

is

the

period

beginning

on

the

day

the

default

amount

first

becomes

due

and

ending

on

the

third

business
day

after

that

day,

unless
●

no

quotation

of

the

kind

referred

to

above

is

obtained,

or

●

every

quotation

of

that

kind

obtained

is

objected

to

within

five

business

days

after

the

due

date

as

described

above.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

72
If

either

of

these

two

events

occurs,

the

default

quotation

period

will

continue

until

the

third

business

day

after

the

first

business

day

on
which

prompt

notice

of

a

quotation

is

given

as

described

above.

If

that

quotation

is

objected

to

as

described

above

within

five

business

days
after

that

first

business

day,

however,

the

default

quotation

period

will

continue

as

described

in

the

prior

sentence

and

this

sentence.
In

any

event,

if

the

default

quotation

period

and

the

subsequent

two

business

day

objection

period

have

not

ended

before

the

final
valuation

date,

then

the

default

amount

will

equal

the

principal

amount

of

the

series

of

ETNs.
Qualified

Financial

Institutions
For

the

purpose

of

determining

the

default

amount

at

any

time,

a

qualified

financial

institution

must

be

a

financial

institution

organized
under

the

laws

of

any

jurisdiction

in

the

United

States

of

America

or

Europe,

which

at

that

time

has

outstanding

debt

obligations

with

a

stated
maturity

of

one

year

or

less

from

the

date

of

issue

and

rated

either:
●

A-1

or

higher

by

Standard

&

Poor’s

Ratings

Services

or

any

successor,

or

any

other

comparable

rating

then

used

by

that
rating

agency,

or

●

P-1

or

higher

by

Moody’s

Investors

Service

or

any

successor,

or

any

other

comparable

rating

then

used

by

that

rating

agency.
Modification

and

Waiver
We

and

the

Trustee

may

make

certain

modifications

and

amendments

to

the

Indenture

applicable

to

each

series

of

debt

securities
without

the

consent

of

the

holders

of

the

debt

securities.

We

may

make

other

modifications

and

amendments

with

the

consent

of

the

holder(s)

of
not

less

than

a

majority

of

the

debt

securities

of

the

series

outstanding

under

the

Indenture

that

are

affected

by

the

modification

or

amendment.
However,

we

may

not

make

any

modification

or

amendment

without

the

consent

of

the

holder

of

each

affected

debt

security

that

would:
●

change

the

terms

of

any

debt

security

to

change

the

stated

maturity

date

of

its

principal

amount;
●

change

the

principal

amount

of,

or

any

premium

or

rate

of

interest,

with

respect

to

any

debt

securities;
●

reduce

the

amount

of

principal

on

a

discount

security

that

would

be

due

and

payable

upon

an

acceleration

of

the

maturity

date
of

any

series

of

debt

securities;
●

change

our

obligation,

or

any

successor’s,

to

pay

additional

amounts,

if

any;
●

change

the

places

at

which

payments

are

payable

or

the

currency

of

payment;
●

impair

the

right

to

sue

for

the

enforcement

of

any

payment

due

and

payable,

to

the

extent

that

such

right

exists;
●

reduce

the

percentage

in

aggregate

principal

amount

of

outstanding

debt

securities

of

the

series

necessary

to

modify

or
amend

the

Indenture

or

to

waive

compliance

with

certain

provisions

of

the

Indenture

and

any

past

Event

of

Default;
●

change

our

obligation

to

maintain

an

office

or

agency

in

the

place

and

for

the

purposes

specified

in

the

Indenture;
●

modify

the

terms

and

conditions

of

our

obligations

in

respect

of

the

due

and

punctual

payment

of

the

amounts

due

and
payable

on

the

debt

securities

in

a

manner

adverse

to

the

holders;

or
●

modify

the

foregoing

requirements

or

the

provisions

of

the

Indenture

relating

to

the

waiver

of

any

past

Event

of

Default

or
covenants,

except

as

otherwise

specified.
Events

of

Default;

Limitations

on

Suits
Events

of

Default
Unless

provided

otherwise,

a

“Event

of

Default”

with

respect

to

any

series

of

debt

securities

shall

result

if:
●

we

do

not

pay

any

principal

or

interest

on

any

debt

securities

of

that

series

within

14

days

from

the

due

date

for

payment

and
the

principal

or

interest

has

not

been

duly

paid

within

a

further

14

days

following

written

notice

from

the

Trustee

or

from
holders

of

25%

in

principal

amount

of

the

debt

securities

of

that

series

to

us

requiring

the

payment

to

be

made.

It

shall

not,
however,

be

an

Event

of

Default

if

during

the

14

days

after

the

notice

such

sums

(“
Withheld

Amounts
”)

were

not

paid

in
order

to

comply

with

a

law,

regulation

or

order

of

any

court

of

competent

jurisdiction.

Where

there

is

doubt

as

to

the

validity

or
applicability

of

any

such

law,

regulation

or

order,

it

shall

not

be

an

Event

of

Default

if

we

act

on

the

advice

given

to

us

during
the

14-day

period

by

independent

legal

advisers

approved

by

the

Trustee;

or
●

we

breach

any

covenant

or

warranty

of

the

Indenture

(other

than

as

stated

above

with

respect

to

payments

when

due)

and
that

breach

has

not

been

remedied

within

21

days

of

receipt

of

a

written

notice

from

the

Trustee

certifying

that

in

its

opinion
the

breach

is

materially

prejudicial

to

the

interests

of

the

holders

of

the

debt

securities

of

that

series

and

requiring

the

breach
to

be

remedied

or

from

holders

of

at

least

25%

in

principal

amount

of

the

debt

securities

of

that

series

requiring

the

breach

to
be

remedied;

or
●

either

(i)

an

English

court

of

competent

jurisdiction

issues

an

order

which

is

not

successfully

appealed

within

30

days,

or

(ii)

an
effective

shareholders’

resolution

is

validly

adopted,

for

our

winding-up

(other

than

under

or

in

connection

with

a

scheme

of
reconstruction,

merger

or

amalgamation

not

involving

bankruptcy

or

insolvency).
If

an

Event

of

Default

(as

defined

below)

occurs

and

is

continuing,

the

Trustee

or

the

holders

of

at

least

25%

in

outstanding

principal
amount

of

the

debt

securities

of

that

series

may

at

their

discretion

declare

the

debt

securities

of

that

series

to

be

due

and

repayable

immediately
(and

the

debt

securities

of

that

series

shall

thereby

become

due

and

repayable)

at

their

outstanding

principal

amount

(or

at

such

other
repayment

amount)

together

with

accrued

interest,

if

any.

The

Trustee

may

at

its

discretion

and

without

further

notice

institute

such

proceedings
as

it

may

think

suitable

against

us

to

enforce

payment.

Subject

to

the

provisions

of

the

Indenture

for

the

indemnification

of

the

Trustee,

the
holders

of

a

majority

in

aggregate

principal

amount

of

the

outstanding

debt

securities

of

any

series

shall

have

the

right

to

direct

the

time,

method
and

place

of

conducting

any

proceeding

in

the

name

of

and

on

the

behalf

of

the

Trustee

for

any

remedy

available

to

the

Trustee

or

exercising
any

trust

or

power

conferred

on

the

Trustee

with

respect

to

the

series.

However,

this

direction

must

not

be

in

conflict

with

any

rule

of

law

or

the

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

73
Indenture,

and

must

not

be

unjustly

prejudicial

to

the

holder(s)

of

any

debt

securities

of

that

series

not

taking

part

in

the

direction,

as

determined
by

the

Trustee.

The

Trustee

may

also

take

any

other

action,

consistent

with

the

direction,

that

it

deems

proper.
If

lawful,

Withheld

Amounts

or

a

sum

equal

to

Withheld

Amounts

shall

be

placed

promptly

on

interest

bearing

deposit

as

described

in
the

Indenture.

We

will

give

notice

if

at

any

time

it

is

lawful

to

pay

any

Withheld

Amount

to

holders

of

debt

securities

or

holders

of

coupons

or

if
such

payment

is

possible

as

soon

as

any

doubt

as

to

the

validity

or

applicability

of

the

law,

regulation

or

order

is

resolved.

The

notice

will

give
the

date

on

which

the

Withheld

Amounts

and

the

interest

accrued

on

it

will

be

paid.

This

date

will

be

the

earliest

day

after

the

day

on

which

it

is
decided

Withheld

Amounts

can

be

paid

on

which

the

interest

bearing

deposit

falls

due

for

repayment

or

may

be

repaid

without

penalty.

On

such
date,

we

shall

be

bound

to

pay

the

Withheld

Amounts

together

with

interest

accrued

on

it.

For

the

purposes

of

this

subsection,

this

date

will

be
the

due

date

for

those

sums.

Our

obligations

under

this

paragraph

are

in

lieu

of

any

other

remedy

against

us

in

respect

of

Withheld

Amounts.
Payment

will

be

subject

to

applicable

laws,

regulations

or

court

orders.

Interest

accrued

on

any

Withheld

Amounts

will

be

paid

net

of

any

taxes
required

by

applicable

law

to

be

withheld

or

deducted

and

we

shall

not

be

obliged

to

pay

any

additional

amount

in

respect

of

any

such
withholding

or

deduction.
The

holders

of

a

majority

of

the

aggregate

principal

amount

of

the

outstanding

debt

securities

of

any

affected

series

may

waive

any

past
Event

of

Default

with

respect

to

the

series,

except

any

default

in

respect

of

either:
●

the

payment

of

principal

of,

or

any

premium

or

interest,

on

any

debt

securities;

or
●

a

covenant

or

provision

of

the

Indenture

which

cannot

be

modified

or

amended

without

the

consent

of

each

holder

of

debt
securities

of

the

series.
Subject

to

exceptions,

the

Trustee

may,

without

the

consent

of

the

holders,

waive

or

authorize

an

Event

of

Default

if,

in

the

opinion

of
the

Trustee,

such

waiver

or

authorization

would

not

be

materially

prejudicial

to

the

interests

of

the

holders.
The

Trustee

will,

within

90

days

of

a

default

with

respect

to

the

debt

securities

of

any

series,

give

to

each

affected

holder

of

the

debt
securities

of

the

affected

series

notice

of

any

default

it

knows

about,

unless

the

default

has

been

cured

or

waived.

However,

except

in

the

case
of

a

default

in

the

payment

of

the

principal

of,

or

premium,

if

any,

or

interest,

if

any,

on

the

debt

securities,

the

Trustee

will

be

entitled

to

withhold
notice

if

a

trust

committee

of

responsible

officers

of

the

Trustee

determine

in

good

faith

that

withholding

of

notice

is

in

the

interest

of

the

holders.
We

are

required

to

furnish

to

the

Trustee

annually

a

statement

as

to

our

compliance

with

all

conditions

and

covenants

under

the
Indenture.
Limitations

on

Suits
Before

a

holder

may

bypass

the

Trustee

and

bring

its

own

lawsuit

or

other

formal

legal

action

or

take

other

steps

to

enforce

its

rights

or
protect

its

interests

relating

to

the

debt

securities,

the

following

must

occur:
●

The

holder

must

give

the

Trustee

written

notice

that

an

Event

of

Default

has

occurred

and

remains

uncured.
●

The

holders

of

25%

in

principal

amount

of

all

outstanding

debt

securities

of

the

relevant

series

must

make

a

written

request
that

the

Trustee

take

action

because

of

the

default,

and

the

holder

must

offer

reasonable

indemnity

to

the

Trustee

against

the
cost

and

other

liabilities

of

taking

that

action.
●

The

Trustee

must

not

have

taken

action

for

60

days

after

receipt

of

the

above

notice

and

offer

of

indemnity,

and

the

Trustee
must

not

have

received

an

inconsistent

direction

from

the

majority

in

principal

amount

of

all

outstanding

debt

securities

of

the
relevant

series

during

that

period.
●

In

the

case

of

our

winding-up

in

England,

such

legal

action

or

proceeding

is

in

the

name

and

on

behalf

of

the

Trustee

to

the
same

extent,

but

no

further,

as

the

Trustee

would

have

been

entitled

to

do.
Notwithstanding

any

contrary

provisions,

nothing

shall

impair

the

right

of

a

holder,

absent

the

holder’s

consent,

to

sue

for

any

payments
due

but

unpaid

with

respect

to

the

debt

securities.
Street

name

and

other

indirect

holders

should

consult

their

banks

or

brokers

for

information

on

how

to

give

notice

or

direction

to

or

make

a
request

of

the

Trustee

and

how

to

waive

any

past

Event

of

Default.
Consolidation,

Merger

and

Sale

of

Assets;

Assumption
We

may,

without

the

consent

of

the

holders

of

any

of

the

debt

securities,

consolidate

or

amalgamate

with,

merge

into

or

transfer

or
lease

our

assets

substantially

as

an

entirety

to,

any

of

the

persons

specified

in

the

Indenture.

However,

any

successor

corporation

formed

by
any

consolidation,

amalgamation

or

merger,

or

any

transferee

or

lessee

of

our

assets,

must

be

a

bank

organized

under

the

laws

of

the

United
Kingdom

that

assumes

our

obligations

on

the

debt

securities

and

the

Indenture,

and

a

number

of

other

conditions

must

be

met.
Subject

to

applicable

law

and

regulation

(including,

if

and

to

the

extent

required

by

the

Capital

Regulations

at

such

time,

the

prior
consent

of

the

PRA),

any

of

our

wholly

owned

subsidiaries

may

assume

our

obligations

under

the

debt

securities

of

any

series

without

the
consent

of

any

holder

(the

“
Substituted

Issuer
”).

We,

however,

must

irrevocably

guarantee

the

obligations

of

the

Substituted

Issuer

under

the
debt

securities

of

that

series.

If

we

do,

all

of

our

direct

obligations

under

the

debt

securities

of

the

series

and

the

Indenture

shall

immediately

be
discharged.

“
Capital

Regulations
”

me

ans,

at

any

time,

the

laws,

regulations,

requirements,

standards,

guidelines

and

policies

relating

to

capital
adequacy

for

credit

institutions

of

either

(i)

the

PRA

and/or

(ii)

any

other

national

or

European

authority,

in

each

case

then

in

effect

in

the

United
Kingdom

(or

in

such

other

jurisdiction

in

which

the

Issuer

may

be

organized

or

domiciled)

and

applicable

to

the

Group

including,

as

at

the

date
hereof,

CRD

IV

and

related

technical

standards.
“
CRD

IV
”

consists

of

Directive

2013/36/EU

on

access

to

the

activity

of

credit

institutions

and

the

prudential

supervision

of

credit
institutions

and

investment

firms,

as

the

same

may

be

amended

or

replaced

from

time

to

time

and

the

CRD

IV

Regulation.

Barclays

Bank

PLC

2020

Annual

Report

on

Form

20

-F

74
“
CRD

IV

Regulation”

means

Regulation

(EU)

No.

575/2013

on

prudential

requirements

for

credit

institutions

and

investment

firms

of

the
European

Parliament

and

of

the

Council

of

June

26,

2013,

as

the

same

may

be

amended

or

replaced

from

time

to

time.

“ PRA
”

means

the

Prudential

Regulation

Authority

of

the

United

Kingdom

or

such

other

governmental

authority

in

the

United

Kingdom

(or
if

Barclays

Bank

PLC

becomes

domiciled

in

a

jurisdiction

other

than

the

United

Kingdom,

such

other

jurisdiction)

having

primary

responsibility
for

the

prudential

supervision

of

Barclays

Bank

PLC.
Governing

Law
Unless

specified

otherwise,

the

debt

securities

and

Indenture

will

be

governed

by

and

construed

in

accordance

with

the

laws

of

the
State

of

New

York.
Manner

of

Payment

and

Delivery
Any

payment

on

or

delivery

of

a

series

of

ETNs

at

maturity

will

be

made

to

accounts

designated

by

holders

and

approved

by

us,

or

at
the

office

of

the

Trustee

in

New

York

City,

but

only

when

the

ETNs

are

surrendered

to

the

Trustee

at

that

office.

We

also

may

make

any
payment

or

delivery

in

accordance

with

the

applicable

procedures

of

DTC.
The

Trustee,

Paying

Agent

and

Calculation

Agent
The

Trustee.

The

Bank

of

New

York

Mellon

will

be

the

Trustee

under

the

Indenture.
Payment

and

Paying

Agents.
We

will

pay

interest

to

direct

holders

listed

in

the

Trustee’s

records

at

the

close

of

business

on

a

particular
day

in

advance

of

each

due

date

for

interest,

even

if

the

direct

holder

no

longer

owns

the

security

on

the

interest

due

date.

That

particular

day,
usually

about

one

business

day

in

advance

of

the

interest

due

date,

is

called

the

regular

record

date.
We

will

pay

interest,

principal

and

any

other

money

due

on

the

debt

securities

at

the

corporate

trust

office

of

the

Trustee

in

New

York
City.

Holders

of

debt

securities

must

make

arrangements

to

have

their

payments

picked

up

at

or

wired

from

that

office.

We

may

also

choose

to
pay

interest

by

mailing

checks.
Street

name

and

other

indirect

holders

should

consult

their

banks

or

brokers

for

information

on

how

they

will

receive

payments.
We

may

also

arrange

for

additional

payment

offices,

and

may

cancel

or

change

these

offices,

including

our

use

of

the

Trustee’s
corporate

trust

office.

These

offices

are

called

paying

agents.

We

may

also

choose

to

act

as

our

own

paying

agent.

We

must

notify

the

Trustee
of

changes

in

the

paying

agents

for

any

particular

series

of

debt

securities.
Calculation

Agent.

Currently,

Barclays

Bank

PLC

serves

as

the

calculation

agent

for

the

ETNs.

We

may

change

the

calculation

agent
after

the

original

issue

date

of

the

ETNs

without

notice.

The

calculation

agent

will,

in

its

sole

discretion,

make

all

determinations

regarding

the
value

of

the

ETNs.
Material

U.S.

Federal

Income

Tax

Considerations
Our

ETNs

should

be

treated

for

U.S.

federal

income

tax

purposes

as

prepaid

forward

contracts

that

are

not

debt

instruments.

Under

this
treatment,

no

original

issue

discount

(“
OID
”)

will

be

accrued

on

our

ETNs.

However,

the

Internal

Revenue

Service

might

assert

that

any

of

our
ETNs

should

be

treated

as

debt

instruments

subject

to

the

special

tax

rules

governing

contingent

payment

debt

instruments.

In

that

event,

U.S.
holders

of

the

ETNs

would

be

required

to

accrue

OID

over

the

term

of

the

ETNs

based

upon

the

yield

at

which

we

would

issue

a

non-contingent
fixed-rate

debt

instrument

with

other

terms

and

conditions

similar

to

the

applicable

ETNs.